Exhibit 10.11

EXECUTION VERSION

COMMON TERMS AND FACILITIES AGREEMENT
6 APRIL 2015
TRIAS HOLDCO C-T S.À R.L.
as the Company

arranged by
GE REAL ESTATE LOANS LIMITED

CBRE LOAN SERVICING LIMITED
as the Agent

and

CBRE LOAN SERVICING GMBH
as the Security Agent

up to €200,390,475 and £26,080,076
relating to the Acquisition of certain real estate assets in France, Germany, The Netherlands, and the United Kingdom

Allen & Overy LLP

Contents
Clause		Page
1	Definitions and Interpretation	1
2	The Facilities	51
3	Purpose	54
4	Conditions of Utilisation	55
5	Utilisation	56
6	Repayment	58
7	Prepayment and Cancellation	59
8	Interest	67
9	Interest Periods	71
10	Changes to the Calculation of Interest	71
11	Fees	73
12	Tax Gross-Up and Indemnities	74
13	Increased Costs	85
14	Other Indemnities	87
15	Mitigation by the Lenders	89
16	Costs and Expenses	90
17	Bank Accounts	91
18	Guarantee and Indemnity	104
19	Representations	109
20	Information Undertakings	118
21	Financial Covenants	122
22	General Undertakings	124
23	Property Undertakings	135
24	Events of Default	145
25	Changes to Finance Parties	151
26	Changes to the Obligors	157
27	Role of the Agent, the Arranger and the Reference Banks	160
28	The Security Agent	169
29	Application of Proceeds	184
30	Conduct of Business by the Finance Parties	185
31	Sharing Among the Finance Parties	186
32	Payment Mechanics	187
33	Set-Off	191
34	Notices	191
35	Calculations and Certificates	193
36	Partial Invalidity	193
37	Remedies and Waivers	193
38	Amendments and Waivers	194
39	Confidentiality	199
40	Counterparts	202
41	Governing Law	202
42	Enforcement	202

Schedule			Page

1	Original Parties		203
	Part 1	Facility A Borrowers	203
	Part 2	Facility C Borrowers	206
	Part 3	Original Guarantors	207
	Part 4	Original Lenders	212
2	The Properties		213
	Part 1	Dutch Properties	213
	Part 2	English Properties	214
	Part 3	Scottish Property	215
	Part 4	French Properties	216
	Part 5	German Properties	217
	Part 6	Original Properties	221
3	Conditions Precedent and Conditions Subsequent		226
	Part 1	Conditions Precedent to Utilisation	226
	Part 2	Closing Date Conditions Precedent	235
	Part 3	Conditions Precedent – Additional GERMAN PROPCO	239
	Part 4	Conditions Subsequent	243
4	Security Documents		248
	Part 1	Security Documents to be delivered on or before the Utilisation Date	248
	Part 2	Security Documents to be delivered on the Closing Date	253
	Part 3	Security Documents – Additional Property	257
5	Utilisation Request		258
6	Form of Assignment Agreement		260
7	Form of Resignation Letter		264
8	Form of Obligor Accession Deed		265
9	Timetable		267
10	Form of Compliance Certificate		268
11	Forms of Notifiable Debt Purchase Transaction Notice		270
	Part 1	Form of Notice on Termination of Notifiable Debt Purchase Transaction	270
	Part 2	Form of Notice on Termination of Notifiable Debt Purchase Transaction/Notifiable Debt Purchase Transaction ceasing to be with Sponsor Affiliate	271

Signatories			272

THIS AGREEMENT is dated 6 April 2015 and made
BETWEEN:

(1)
TRIAS HOLDCO B-T S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 192.535 and having a share capital of EUR 12,500 (the Parent);

(2)
TRIAS HOLDCO C-T S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 192.534 and having a share capital of EUR 12,500 (the Company);

(3)	THE PERSONS listed in Part 1 of Schedule 1 (Original Parties) (each a Facility A Borrower);

(4)
TRIAS POOL III – TLP S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, in the course of being registered with the Register of Commerce and Companies in Luxembourg and having a share capital of EUR 31,000 (the Facility B Borrower);

(5)	THE PERSONS listed in Part 2 of Schedule 1 (Original Parties) (each a Facility C Borrower);

(6)	THE PERSONS listed in Part 3 of Schedule 1 (Original Parties) (each an Original Guarantor);

(7)	GE REAL ESTATE LOANS LIMITED as mandated lead arrangers of this Facility (whether acting individually or together the Arranger);

(8)	THE PERSONS listed in Part 4 of Schedule 1 (Original Parties) as lenders (each an Original Lender);

(9)	CBRE LOAN SERVICING LIMITED as agent of the other Finance Parties (the Agent); and

(10)	CBRE LOAN SERVICING GMBH as security agent and trustee for the Finance Parties (the Security Agent).
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In each Finance Document:
Account means a Rent Collection Account, a Service Charge Account, a Rent Account, a Deposit Account, a Rent Deposit Account, a General Account, a Midco Blocked Account, a Shareholder Account, an Equity Cure Account or a Reserve Account.
Account Backstop Date means the date falling 20 Business Days after the first Utilisation Date.

Account Bank means:

(a)	each Initial Account Bank; or

(b)	any other bank or financial institution which becomes an Account Bank in accordance with Clause 17.2 (Account Bank).
Account Control Agreement means each account control agreement between the Security Agent, the relevant Obligor and the Initial Account Bank.
Accounting Principles means, in relation to an Obligor, IFRS or the accounting standards generally accepted in the United States or in the jurisdiction of incorporation of that Obligor.
Acquisition means the acquisition by the Company (directly or indirectly) of:

(a)	each Property; and

(b)	all of the issued shares in each Targetco,
in accordance with the Acquisition Agreements and the Tax Structure Paper.
Acquisition Agreement means:

(a)	the Master Acquisition Agreement; or

(b)	each Local Acquisition Agreement.
Acquisition Costs means all fees, costs and expenses, stamp, registration and other Taxes incurred by or on behalf of the Obligors in connection with the Acquisition.
Acquisition Document means:

(a)	each Acquisition Agreement; or

(b)	any other document designated as an Acquisition Document by the Agent and the Company.
Additional Borrower means each French Facility Borrower and the Additional German PropCo which becomes an Additional Borrower in accordance with Clause 26.2 (Additional Borrowers).
Additional German PropCo means Trias GER Cuxhaven – T S.à r.l. a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192578.
Additional Guarantor means each French Guarantor and the Additional German Propco which becomes an Additional Guarantor in accordance with Clause 26.4 (Additional Guarantors).
Additional Obligor means an Additional Borrower or an Additional Guarantor.
Additional Property means the property located at Konrad-Adenauer-Allee 2, Am Bahnhof, 27472 Cuxhaven.

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
Agent's Spot Rate of Exchange means, on any day, the Agent's spot rate of exchange for the purchase of the Base Currency with sterling in the London foreign exchange market as of 11.00 a.m. on that day, provided that the Agent shall not be liable for any rate so obtained.
Agreement for Lease means an agreement to grant an Occupational Lease for all or part of a Property.
Alésia Shareholder Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Allocated Loan Amount means, with respect to a Property, the amount set opposite that Property in Schedule 2 (The Properties).
Anti-Corruption Laws means:

(a)	the US Foreign Corrupt Practices Act of 1977;

(b)	the UK Bribery Act 2010; and

(c)	any similar applicable laws or regulations in any jurisdiction in which any Obligor or any member of the Group is located or doing business that relate to bribery or corruption.
Anti-Money Laundering Laws means applicable laws or regulations in any jurisdiction in which any Obligor or any member of the Group is located or doing business that relate to money laundering or financial record keeping and reporting requirements.
Approved Asset Manager means:

(a)	the Initial Asset Manager;

(b)	NorthStar Asset Management Group Inc. and any Affiliate of NorthStar Asset Management Group Inc. whose business is or includes acting as asset manager of properties;

(c)
any entity which is managed and controlled (as determined in accordance with the definition of "control" in Clause 7.2 (Change of control and minimum parameter mandatory prepayment events)) by NorthStar Asset Management Group Inc. and whose business is or includes acting as asset manager of properties;

(d)	any Sponsor Affiliate whose business is or includes acting as asset manager of properties; or

(e)
any other person as may be nominated by the Company and approved by the Agent (acting on behalf of the Majority Lenders (acting reasonably)) provided that such approval shall not be unreasonably withheld or delayed and the approval of the Agent shall be deemed to have been provided if the Agent does not notify the Company of such approval within 15 Business Days of the date of the request by the Company to appoint a new asset manager.

Approved Cash Manager means:

(a)	the Initial Cash Manager;

(b)	NorthStar Asset Management Group Inc. and any Affiliate of NorthStar Asset Management Group Inc. whose business is or includes providing cash management and accounting services;

(c)
any entity which is managed and controlled (as determined in accordance with the definition of "control" in Clause 7.2 (Change of control and minimum parameter mandatory prepayment events)) by NorthStar Asset Management Group Inc. whose business is or includes providing cash management and accounting services;

(d)	any Sponsor Affiliate whose business is or includes providing cash management and accounting services; or

(e)
any other person as may be nominated by the Company and approved by the Agent (acting on behalf of the Majority Lenders (acting reasonably)) provided that such approval shall not be unreasonably withheld or delayed and the approval of the Agent shall be deemed to have been provided if the Agent does not notify the Company of such approval within 15 Business Days of the date of the request by the Company to appoint a new cash manager.

Approved Managing Agent means:

(a)	an Initial Managing Agent; or

(b)
any other person as may be nominated by the Company and approved by the Agent (acting on behalf of the Majority Lenders (acting reasonably)) provided that such approval shall not be unreasonably withheld or delayed and the approval of the Agent shall be deemed to have been provided if the Agent does not notify the Company of such approval within 15 Business Days of the date of the request by the Company to appoint a new managing agent of a Property.

Assignment Agreement means an agreement substantially in the form set out in Schedule 6 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.
Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.
Availability Period means:

(a)	in relation to the Primary Facility, the period from and including the date of this Agreement to and including 30 June 2015; and

(b)	in relation to a French Facility, the period from and including the date of the French Term Loan Agreements pursuant to which that French Facility is made available to and including 30 June 2015.
Available Commitment means, in relation to a Facility, a Lender's Commitment under that Facility minus:

(a)	the amount of its participation in any outstanding Utilisations under that Facility; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any other Utilisations that are due to be made under that Facility on or before the proposed Utilisation Date.
Available Facility means the aggregate for the time being of each Lender's Available Commitment.

Base Currency means euro.
Base Currency Amount means on any date:

(a)	in relation to any amount in the Base Currency, that amount; and

(b)	in relation to any amount in sterling, that amount converted into the Base Currency at the Agent’s spot Rate of Exchange on the date of this Agreement.
Blocked Person List means the blocked persons list maintained by OFAC.
Borrower means an Original Borrower or any Additional Borrower unless, in each case, it has ceased to be a Borrower in accordance with Clause 26.3 (Resignation of a Borrower).
Break Costs means the amount (if any) by which:

(a)
the interest (excluding Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period, except that, the amount of Break Costs applicable to a French Facility will be an amount calculated pro rata to any Break Costs applicable to the Facility B Loan.
Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London, France, Germany, the Netherlands, Luxembourg and:

(a)	(in relation to any date for payment or purchase of sterling) London; or

(b)	(in relation to any date for payment or purchase of the Base Currency) any TARGET Day.
Business Plan means the Initial Business Plan and any updated or amended business plan in respect of the Properties in accordance with this Agreement.
Cash Trap Debt Service Cover Ratio means, on any Interest Payment Date, the ratio of the aggregate of:

(a)	Cash Trap Projected Net Operating Income;
to

(b)	Cash Trap Projected Finance Costs.
Cash Trap Event means, on any Interest Payment Date, either:

(a)	the Loan to Value on that Interest Payment Date is equal to or greater than 70 per cent.; or

(b)	the Cash Trap Debt Service Cover Ratio on that Interest Payment Date is equal to or less than 1.50:1.
Cash Trap Measurement Period means, for the purposes of calculating the Cash Trap Debt Service Cover Ratio, on any Interest Payment Date either:

(a)	the period of twelve Months starting on the Quarter Day falling immediately prior to that Interest Payment Date; or

(b)
if any period referred to in paragraph (a) above would include the Final Repayment Date, the period starting on the Quarter Day falling immediately prior to that Interest Payment Date and ending on the Final Repayment Date.

Cash Trap Proceeds means any amounts that are standing to the credit of the Reserve Accounts having been paid into the relevant Reserve Account from the relevant Rent Account in accordance with the provisions of Clause 17 (Bank Accounts).
Cash Trap Projected Finance Costs means, on any Interest Payment Date in respect of the Cash Trap Debt Service Cover Ratio to be tested on that Interest Payment Date, the aggregate amount of all interest and periodic fees which are projected to be paid by each Borrower (other than the French Facility Borrowers) to the Finance Parties under the Finance Documents during the Cash Trap Measurement Period in relation to that Interest Payment Date taking into account the amount to be received by the Borrowers under any applicable Hedging Agreement.
Cash Trap Projected Net Operating Income means, on any Interest Payment Date, the Company’s estimate of projected Net Operating Income to be paid to the Obligors which has been approved by the Agent (acting on the instructions of the Majority Lenders (acting reasonably)) for the Cash Trap Measurement Period commencing on the Quarter Day falling immediately prior to that Interest Payment Date based on the following assumptions:

(a)
any break clause under any Lease Document will be deemed to be exercised at the earliest date available to the relevant tenant and it will be assumed that that part of that Property shall remain vacant thereafter unless the premises have been re-let;

(b)	Net Operating Income will be ignored if payable by a tenant that is an Obligor or related to an Obligor or an Affiliate of an Obligor;

(c)	Net Operating Income will be ignored if not payable under an unconditional and binding Lease Document;

(d)
potential Net Operating Income increases as a result of rent reviews will be ignored until unconditionally ascertained other than where there are fixed rental increases pursuant to the relevant Lease Document or pursuant to notified indexation;

(e)	Net Operating Income payable by a tenant that is more than three months in arrears on any of its rental payments will be ignored unless a guarantor is keeping rent current;

(f)	Net Operating Income will be reduced by the amount of any deduction or withholding for or on account of Tax from that Net Operating Income;

(g)	Net Operating Income will be ignored if payable by a tenant or by a guarantor that is subject to any of the events set out in Clause 24.7 (Insolvency proceedings); and

(h)	any estimate of projected Net Operating Income denominated in sterling will be converted to the Base Currency using the Agent’s Spot Rate of Exchange on that Interest Payment Date, notwithstanding paragraph (g) above, if a tenant is solvent and keeping the payment of rent current and that tenant has an Affiliate acting as guarantor which is subject to any of the events set out in Clause 24.7 (Insolvency proceedings), the Net Operating Income payable by that tenant shall (to the extent that tenant has paid such rent on the rent payment date immediately preceding that Interest Payment Date) be included for the first six Months of the Cash Trap Measurement Period.
Clean-Up Date means the date falling 90 days after the first Utilisation Date.
Clean-Up Representation means, in respect of the assets of each Targetco, any of the representations and warranties under:

(a)	Clause 19.9 (VAT);

(b)	Clause 19.11 (Information);

(c)	Clause 19.12 (Financial statements);

(d)	paragraphs (e)(i), (e)(ii), (e)(vi), (e)(vii), (e)(ix), (e)(x) and (f) of Clause 19.16 (Title to Property and other assets);

(e)	Clause 19.18 (Environmental compliance);

(f)	Clause 19.19 (No other business); or

(g)	Clause 19.22 (Taxation).
Clean-Up Undertaking means, in respect of the assets of each Targetco, any of the undertakings specified in:

(a)	Clause 22.2 (Compliance with laws);

(b)
Clause 22.3 (Negative pledge) (except to the extent that any other person has a legal mortgage on any Property or any other Security over any Accounts, Existing Accounts, Insurances or material contracts entered into by any Targetco);

(c)
Clause 22.5 (Financial Indebtedness) provided that the aggregate principal amount outstanding of such Financial Indebtedness is less than €250,000 (or its currency equivalent) in respect of the Group as a whole;

(d)	Clause 22.6 (Lending and guarantees)

(e)	Clause 22.8 (Conduct of business);

(f)	Clause 22.12 (Other agreements); and

(g)	Clause 22.16 (Taxes).
Closing Date means the date on which Completion occurs.
Code means the US Internal Revenue Code of 1986.

Commitment means a Facility A Commitment, a Facility B Commitment, a Facility C Commitment or a French Facility Commitment.
Company Deposit Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Company General Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Company Reserve Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Compensation Prepayment Proceeds means the proceeds of all compensation and damages for the compulsory purchase of, or any blight or disturbance affecting, any Property, and after deducting:

(a)	any reasonable expenses incurred by or on behalf of an Obligor to a person who is not an Obligor or an Affiliate of an Obligor;

(b)
any Tax incurred and required to be paid by or on behalf of an Obligor (as reasonably determined by that Obligor on the basis of existing rates and taking into account any available credit, deduction or allowance), in each case in relation to that compulsory purchase, blight or disturbance.
Completion means the date on which the ownership of each Original Property has been transferred (directly or indirectly) to the Company in accordance with the terms of the Acquisition Documents.
Compliance Certificate means a certificate substantially in the form set out in Schedule 10 (Form of Compliance Certificate).
Confidential Information means all information relating to any Transaction Obligor, the Group, any Approved Asset manager, any Approved Managing Agent, the Sponsor, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 39.1 (Confidential Information); or

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(C)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate or Reference Bank Quotation.
Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the Loan Market Association from time to time or in any other form agreed between the Obligors' Agent and the Agent.
Counterparty means a counterparty to a Hedging Agreement.
CRR means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012.
CTA means the Corporation Tax Act 2009.
Custody Agreement means the custody agreement governed by French law entitled “Convention de Dépositaire” to be entered into by the OPCI and Société Générale Securities Services as custody (dépositaire) of the OPCI.
Debt Purchase Transaction means, in relation to a person, a transaction where such person:

(a)	purchases by way of assignment or transfer;

(b)	enters into any sub-participation in respect of; or

(c)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of, any Commitment or amount outstanding under this Agreement or a French Term Loan Agreement.
Default means an Event of Default or any event or circumstance specified in Clause 24 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.
Defaulting Lender means any Lender (other than a Lender which is a Sponsor Affiliate):

(a)
which has failed to make its participation in a Loan available (or has notified the Agent or the Company (which has notified the Agent) that it will not make its participation in a Loan available) by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders' participation);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.
Default Level Debt Service Cover Ratio means, on any Interest Payment Date, the ratio of the aggregate of:

(a)	Default Level Net Operating Income;
to

(b)	Default Level Finance Costs.
Default Level Finance Costs means, on any Interest Payment Date in respect of the Default Level Debt Service Cover Ratio to be tested on that Interest Payment Date, the aggregate amount of all interest and periodic fees which have been, and which are projected to be, paid by each Borrower (other than the French Facility Borrowers) to the Finance Parties under the Finance Documents during the Default Level Measurement Period in relation to that Interest Payment Date taking into account the amount to be received by the Borrowers under any applicable Hedging Agreement.
Default Level Measurement Period means, for the purposes of calculating the Default Level Debt Service Cover Ratio, on any Interest Payment Date either:

(a)	the period of twelve Months starting on the date falling six Months prior to the Quarter Day falling immediately prior to that Interest Payment Date; and

(b)
if any period referred to in paragraph (a) above would include the Final Repayment Date, the period starting on the date falling six Months prior to the Quarter Day falling immediately prior to that Interest Payment Date and ending on the Final Repayment Date.

Default Level Net Operating Income means, on any Interest Payment Date, the aggregate of:

(a)
in respect of the first period of six Months in respect of the Default Level Measurement Period relating to that Interest Payment Date, Net Operating Income actually received by the Obligors in that six month period;

(b)
in respect of the second period of six Months in respect of the Default Level Measurement Period relating to that Interest Payment Date, the Company’s estimate of projected Net Operating Income to be paid to the Obligors which has been approved by the Agent (acting on the instructions of the Majority Lenders (acting reasonably)) for that six month period based on the following assumptions:

(i)
any break clause under any Lease Document will be deemed to be exercised at the earliest date available to the relevant tenant and it will be assumed that that part of that Property shall remain vacant thereafter; unless the premises have been re-let;

(ii)	Net Operating Income will be ignored if payable by a tenant that is an Obligor or related to an Obligor or an Affiliate of an Obligor;

(iii)	Net Operating Income will be ignored if not payable under an unconditional and binding Lease Document;

(iv)
potential Net Operating Income increases as a result of rent reviews will be ignored until unconditionally ascertained; other than where there are fixed rental increases pursuant to the relevant Lease Document or pursuant to notified indexation;

(v)	Net Operating Income payable by a tenant that is more than three Months in arrears on any of its rental payments will be ignored unless a guarantor is keeping rent current;

(vi)	Net Operating Income will be reduced by the amount of any deduction or withholding for or on account of Tax from that Net Operating Income;

(vii)	Net Operating Income will be ignored if payable by a tenant or by a guarantor that is subject to any of the events set out in Clause 24.7 (Insolvency proceedings); and

(viii)	any estimate of projected Net Operating Income denominated in sterling will be converted to the Base Currency using the Agent’s Spot Rate of Exchange on that Interest Payment Date notwithstanding paragraph (vii) above, if a tenant is solvent and keeping the payment of rent current and that tenant has an Affiliate acting as guarantor which is subject to any of the events set out in Clause 24.7 (Insolvency proceedings), the Net Operating Income payable by that tenant (to the extent that tenant has paid such rent during the period referred to in paragraph (a) above) shall be included for the first six Months of the Default Level Measurement Period.
Delegate means any delegate, agent, attorney or co-trustee appointed by the Security Agent.
Deposit Account means a Company Deposit Account, a French Facility Borrower Deposit Account or the OPCI Deposit Account.
Disruption Event means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents, and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
Disposal has the meaning given to that term in Clause 22.4 (Disposals).
Disposal Proceeds means the gross disposal proceeds derived from any Disposal which is permitted pursuant to paragraphs (c) or (d) of Clause 22.4 (Disposals) less an amount determined by the Agent (acting reasonably) as the aggregate of any reasonable costs and expenses and provided no Default is continuing at the time of the relevant Disposal any Tax incurred and required to be paid by or on behalf of an Obligor, in each case, in relation to that Disposal.
Deposit Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement or sub-division or sub-account of that account.
Dutch Borrower means a Dutch Propco or any Borrower incorporated in the Netherlands or holding Dutch Property.
Dutch Civil Code means the Burgerlijk Wetboek.
Dutch Midco means Trias Pool VIII – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 194.842 and having a share capital of EUR 12,500.
Dutch Obligor means an Obligor incorporated under Dutch law.
Dutch Propco means each Propco that will acquire a Dutch Property on the Closing Date in accordance with the terms of the Acquisition Documents.
Dutch Property means a Property listed in Part 1 of Schedule 2 (The Properties).
Dutch Share Capital Funding Amount means an amount equal to €10,000 to be deposited into a Rent Collection Account on or before the Utilisation Date from the proceeds of Subordinated Debt or Equity Contributions for the purposes of funding the share capital of the Dutch Obligors.
Duty of Care Agreement means any duty of care agreement entered into or to be entered into by an Approved Managing Agent, an Approved Asset Manager or Approved Cash Manager, one or more Obligors and the Security Agent in an agreed form.
English Propco means each Propco that will acquire an English Property on the Closing Date in accordance with the terms of the Acquisition Documents.
English Property means the Property listed in Part 2 of Schedule 2 (The Properties).
Environment means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water).
Environmental Claim means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law.

Environmental Law means any applicable law or regulation in any Relevant Jurisdiction which relates to:

(a)	the pollution or protection of the Environment;

(b)	the conditions of the workplace; or

(c)
the generation, handling, storage, use, release or spillage of any substance (including, without limitation, any waste or any emission of greenhouse gases) which, alone or in combination with any other, is capable of causing harm to the Environment.

Environmental Permits means any permit and other Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any Obligor conducted on or from the properties owned or used by any Obligor.
Environmental Report means:

(a)	each environmental short form desktop review in respect of each Property issued by Arcadis; and

(b)	environmental phase I audit in respect of each Property located in France and in Germany issued by Arcadis, in each case, as supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date.
Equity Contribution means an amount which is contributed to the Parent in cash by way of capital contribution (other than a capital contribution constituting Financial Indebtedness) or subscription for shares in the Parent (as applicable) and contributed or invested (if required) by the Parent (as applicable) directly or indirectly to the relevant Obligor by way of capital contribution (other than a capital contribution constituting Financial Indebtedness) or subscription for Ownership Interests in the relevant Obligor.
Equity Cure Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
EURIBOR means, in relation to any Loan in euro or Unpaid Sum on which interest for a given period is to accrue:

(a)	the applicable Screen Rate as of 11.00 a.m. (Brussels time) for euro on the Quotation Day for a period equal in length to that Interest Period; or

(b)	as otherwise determined pursuant to Clause 10.1 (Unavailability of Screen Rate), and if that rate is less than zero, EURIBOR shall be deemed to be zero.
Event of Default means any event or circumstance specified as such in Clause 24 (Events of Default).
Excluded Recovery Proceeds means any proceeds of a Recovery Claim which the Obligors' Agent notifies the Agent are, or are to be, applied:

(a)	to satisfy (or reimburse an Obligor which has discharged) any liability, charge or claim upon an Obligor by a person which is not an Obligor or an Affiliate of an Obligor; or

(b)	in the replacement, reinstatement and/or repair of assets of an Obligor which have been lost, destroyed or damaged, in each case as a result of the events or circumstances giving rise to that Recovery Claim, if those proceeds are so applied as soon as possible (but in any event within 120 days, or such longer period as the Majority Lenders may agree) after receipt.
Existing Account means:

(a)	in relation to French Targetco Alésia, an account with CommerzBank AG Succursale de Paris, 23 rue de la Paix, F– 75002, Paris with IBAN number FR7617629000010011912040359;

(b)	in relation to French Targetco Alésia, an account with CommerzBank AG Succursale de Paris, 23 rue de la Paix, F–75002, Paris with IBAN number FR7617629000010011912040068;

(c)	in relation to French Targetco Joubertco, an account with CommerzBank AG Succursale de Paris, 23 Rue de la Paix, F – 75002, Paris with IBAN number FR7617629000010011912460078;

(d)	in relation to French Targetco Jourbertco, an account with CommerzBank AG Succursale de Paris, 23 rue de la Paix, F – 75002, Paris with IBAN number FR7617629000010011912460369;

(e)	in relation to French Targetco Marceau, an account with CommerzBank AG Succursale de Paris, 23 rue de la Paix, F – 75002, Paris with IBAN number FR7617629000010011915680381; and

(f)	in relation to French Targetco Marceau, an account with CommerzBank AG Succursale de Paris, 23 rue de la Paix, F – 75002, Paris with IBAN number FR7617629000010011915680090.
Existing Debt means as at 8 April 2015:

(a)	in relation to French Targetco Alésia, intragroup debt for an amount of €9,168,717.50;

(b)	in relation to French Targetco Joubertco, intragroup debt for an amount of € 1,400,868, and banking debt for an amount of € 6.625.309,69, i.e. an aggregate amount of €8,026,177.69; or

(c)	in relation to French Targetco Marceau, intragroup debt for an amount of € 15.109.362 and banking debt for an amount of €15,042,755.41, i.e. an aggregate amount of €30,152,117.41.
Existing German Land Charges means, each of the land charges encumbering the German Properties which are listed in the Property Report in respect of the German Properties.
Existing Lender has the meaning given to that term in Clause 25 (Changes to Finance Parties).
Exit Fee has the meaning given to it in a Fee Letter.
Facility means a Primary Facility or a French Facility in each case as the context requires, and Facilities shall be used accordingly.

Facility A means the term loan facility made available under this Agreement, as described in paragraph (a)(i) of Clause 2.1 (The Facilities).
Facility A Borrower means a Borrower listed in Part 1 of Schedule 1 (Original Parties) as a Facility A Borrower.
Facility A Commitment means:

(a)
in relation to each Original Facility A Lender, the amount in euro set opposite its name under the heading "Facility A Commitment" in Part 4 of Schedule 1 (Original Parties) and the amount of any other Facility A Commitment transferred to it under this Agreement; and

(b)	in relation to any other Facility A Lender, the amount in euro of any Facility A Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement or deemed to be zero pursuant to Clause 25.11 (Disenfranchisement of Sponsor Affiliates).
Facility A Lender means

(a)	any Original Facility A Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Facility A Lender in accordance with Clause 25 (Changes to Finance Parties), which in each case has not ceased to be a Facility A Lender in accordance with this Agreement.
Facility A Loan means a loan made under Facility A or the principal amount outstanding for the time being of that Loan.
Facility B means the term loan facility made available under this Agreement, as described in paragraph (a)(ii) of Clause 2.1 (The Facilities).
Facility B Commitment means:

(a)
in relation to each Original Facility B Lender, the amount in euro set opposite its name under the heading "Facility B Commitment" in Part 4 of Schedule 1 (Original Parties) and the amount of any other Facility B Commitment transferred to it under this Agreement; and

(b)	in relation to any other Facility B Lender, the amount in euro of any Facility B Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement or deemed to be zero pursuant to Clause 25.11 (Disenfranchisement of Sponsor Affiliates).
Facility B Lender means:

(a)	any Original Facility B Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Facility B Lender in accordance with Clause 25 (Changes to Finance Parties), which in each case has not ceased to be a Facility B Lender in accordance with this Agreement.

Facility B Loan means the loan made under Facility B or the principal amount outstanding for the time being of that Loan.
Facility C means the term loan facility made available under this Agreement, as described in paragraph (a)(iii) of Clause 2.1 (The Facilities).
Facility C Borrower means a Borrower listed in Part 2 of Schedule 1 (Original Parties) as a Facility C Borrower.
Facility C Commitment means:

(a)
in relation to each Original Facility C Lender, the amount in sterling set opposite its name under the heading "Facility C Commitment" in Part 4 of Schedule 1 (Original Parties) and the amount of any other Facility C Commitment transferred to it under this Agreement; and

(b)	in relation to any other Facility C Lender, the amount in sterling of any Facility C Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement or deemed to be zero pursuant to Clause 25.11 (Disenfranchisement of Sponsor Affiliates).
Facility C Lender means

(a)	any Original Facility C Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Facility C Lender in accordance with Clause 25 (Changes to Finance Parties), which in each case has not ceased to be a Facility C Lender in accordance with this Agreement.
Facility C Loan means a loan made under Facility C or the principal amount outstanding for the time being of that Loan.
Facility Office means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement and the French Term Loan Agreements.
FATCA means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)
any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)
any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Application Date means:

(a)	in relation to a withholdable payment described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)
in relation to a withholdable payment described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a passthru payment described in section 1471(d)(7) of the Code not falling within paragraphs (a) or (b) above, 1 January 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the date of this Agreement.
FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA.
FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.
Fee Letter means any letter or letters dated on or about the date of this Agreement between any of the Arranger, the Agent or the Security Agent and the Company setting out any of the fees referred to in Clause 11 (Fees).
Final Repayment Date means the fifth anniversary of the first Utilisation Date.
Finance Document means this Agreement, any Security Document, any Guarantor Accession Deed, the Subordination Agreement, any Subordination Accession Letter, each Margin Letter, any Duty of Care Agreement, any Fee Letter, each Assignment Agreement (other than for the purposes of Clause 12.1 (Tax Definitions) or Clause 12.2 (Tax gross-up)), any Resignation Letter, each Utilisation Request, each Hedging Agreement, each French Term Loan Agreement, any Account Control Agreement or any other document designated as such by the Agent and the Obligors' Agent.
Finance Party means the Agent, the Security Agent, the Arranger, a Lender and (following the Required Counterparty Amendments) a Swap Counterparty.
Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the Accounting Principles be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)
any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or closeout of that derivative transaction, that amount shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution;

(i)	any amount raised by the issue of redeemable shares which may be redeemable on or before the date falling six Months after the Final Repayment Date;

(j)	(without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.
Financial Quarter means each three calendar month period ending respectively on each Quarter Day.
Fitch means Fitch Ratings Ltd.
France means the Republic of France.
French Commercial Code means the Code de commerce.
French Facility means French Facility A, French Facility B, French Facility C or French Facility D.
French Facility A means the French facility made available under the French Term Loan Agreement A, as described in Clause 2.1 (The Facilities).
French Facility B means the French facility made available under the French Term Loan Agreement B, as described in Clause 2.1 (The Facilities).
French Facility Borrower means the French Propco and the Targetcos.
French Facility Borrower Deposit Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
French Facility Borrower Reserve Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
French Facility C means the French facility made available under the French Term Loan Agreement C, as described in Clause 2.1 (The Facilities).
French Facility D means the French facility made available under the French Term Loan Agreement D, as described in Clause 2.1 (The Facilities).

French Facility Commitment means:

(a)
in relation to the Original French Facility Lender, the amount set opposite its name under the heading "French Facility Commitment" in Part 4 of Schedule 1 (Original Parties) and the amount of any other French Facility Commitment transferred to it under this Agreement and a French Term Loan Agreement; and

(b)	in relation to any New Lender (which is a French Facility Lender), the amount of any French Facility Commitment transferred to it under this Agreement and a French Term Loan Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement and the French Term Loan Agreement or deemed to be zero pursuant to Clause 25.11 (Disenfranchisement of Sponsor Affiliates).
French Facility Lender means:

(a)	the Original French Facility Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a French Facility Lender in accordance with Clause 25 (Changes to Finance Parties), which in each case has not ceased to be a French Facility Lender in accordance with this Agreement.
French Facility Loan means any loan made under a French Facility or the principal amount outstanding for the time being of that loan.
French Guarantor means each French Facility Borrower and the OPCI.
French Mandatory Prepayment Shortfall Amount means, in respect of any mandatory prepayment referred to in Clause 7.4 (Mandatory prepayment) made by a French Obligor, an amount equal to:

(a)
(i) the Insurance Prepayment Proceeds, (ii) the Compensation Prepayment Proceeds, (iii) the Recovery Prepayment Proceeds or (iv) the Disposal Proceeds, as applicable, received by that French Obligor which, if such amounts had been received by any other Obligor (other than a French Obligor), would have been required to have been applied by such Obligor in prepayment of the Loans in accordance with paragraphs (a) to (c) of Clause 7.6 (Application of Mandatory prepayments); less

(b)	the amount paid by that French Obligor in accordance with Clause 7.6 (Application of mandatory prepayments) on the relevant date of prepayment.
French Monetary and Financial Code means the Code monétaire et financier.
French Obligor means an Obligor incorporated under French law.
French Propco means SCI Trias FRA Marly – T a société civile immobilière incorporated under the laws of France, with its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense Cedex, registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Nanterre under number 809 608 912 that will acquire the French Property on the Closing Date in accordance with the terms of the Acquisition Documents.
French Property means the Property listed in Part 4 of Schedule 2 (The Properties).

French Targetco Alésia means SAS 121 Rue d’Alésia a société par actions simplifiée incorporated under the laws of France, with its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense Cedex, registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Nanterre under number 478 124 720.
French Targetco Joubert means SAS 20 Rue Joubert a société par actions simplifiée incorporated under the laws of France, with its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense Cedex, registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Nanterre under number 444 549 794.
French Targetco Marceau means SAS 58 Avenue Marceau a société par actions simplifiée incorporated under the laws of France, with its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense Cedex, registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Nanterre under number 484 237 573.
French Term Loan Agreement means French Term Loan A Agreement, French Term Loan B Agreement, French Term Loan C Agreement or French Term Loan D Agreement.
French Term Loan A Agreement means the loan and mortgage agreement governed by French law dated on or about the date of this Agreement as a notary deed (acte authentique) before Victor de Verthamon, French notaire, according to which the Original French Facility Lender will grant the French Facility A to the French Propco and the French Propco will create a Lender's Lien over the French Property in favour of the Original French Facility Lender.
French Term Loan B Agreement means the loan and mortgage agreement governed by French law dated on or about the date of this Agreement as a notary deed (acte authentique) before Victor de Verthamon, French notaire, according to which the Original French Facility Lender will grant the French Facility B to the French Targetco Joubert and it will create Security over the relevant French Property in favour of the Original French Facility Lender.
French Term Loan C Agreement means the loan and mortgage agreement governed by French law dated on or about the date of this Agreement as a notary deed (acte authentique) before Victor de Verthamon, French notaire, according to which the Original French Facility Lender will grant the French Facility C to French Targetco Marceau and it will create Security over the relevant French Property in favour of the Original French Facility Lender.
French Term Loan D Agreement means the loan and mortgage agreement governed by French law dated on or about the date of this Agreement as a notary deed (acte authentique) before Victor de Verthamon, French notaire, according to which the Original French Facility Lender will grant the French Facility D to French Targetco Alésia and it will create Security over the relevant French Property in favour of the Original French Facility Lender.
Funding Rate means any individual rate notified by a Lender to the Agent pursuant to paragraph (a)(ii) of Clause 10.4 (Cost of funds).
Funds Flow means a funds flow statement prepared by the Company detailing and showing the anticipated flow of funds in respect of the Loans and French Term Loans at Completion delivered on or prior to the first Utilisation Date pursuant to Part 1 of Schedule 3 (Conditions Precedent and Conditions Subsequent).

General Account means a PropCo General Account, a Midco General Account, a Company General Account or an OPCI General Account.
German Borrower means a German Propco.
German Land Charge means an immediately enforceable single certificated land charge (sofort vollstreckbare Einzelbriefgrundschuld) or any immediately enforceable comprehensive land charge (sofort vollstreckbare Gesamtbriefgrundschuld), in each case in the agreed form and granted in respect of a German Property in favour of the Security Agent in the agreed amount (plus in rem interest of 16 per cent. per. annum. and 10 per cent. one-time ancillary payment (einmalige Nebenleistung)), together with an immediately enforceable (sofort vollstreckbare) assumption of personal liability (persönliche Haftungsübernahme) in the form of an abstract acknowledgement of debt (abstraktes Schuldversprechen) in the same amount (plus in rem interest and one-time ancillary payment), and including an assignment of any claims for restitution (Rückgewähransprüche) in respect of prior- or equal-ranking land charges/mortgages (vor- oder gleichrangige Grundpfandrechte).
German Land Register means, in relation to a German Property, the applicable official register (Grundbuch or Erbbaugrundbuch, respectively) held by the land registry (Grundbuchamt) in which, inter alia, the rights of ownership in, and the encumbrances on, a plot of land are recorded.
German Land Charge Deed means a notarial deed (Grundschuldbestellungsurkunde) under which a German Land Charge is granted.
German Midco means Trias Pool I – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 193.460 and having a share capital of EUR 12,500.
German Propco means each Propco that has acquired a German Property in accordance with the terms of the Acquisition Documents.
German Property means a property (including co-ownership (Miteigentum) and fractional ownership (Bruchteilseigentum)) listed in Part 5 of Schedule 2 (The Properties) as described in a Security Document and, where the context so requires, includes the buildings on that German Property.
Government Official means:

(a)
an employee, officer or representative of any non-US national government, political subdivision thereof, or local jurisdiction therein, a non-US government agency, instrumentality of a government agency or civilian or military government agency, or a non-US government-owned/government-controlled association, organisation or enterprise;

(b)	a non-US legislative, administrative or judicial official, regardless of whether elected or appointed;

(c)	an officer or individual who holds a position in a non-US political party;

(d)	a candidate for political office outside of the US; or

(e)
an officer or employee of a supra-national organisation (including without limitation, the World Bank, United Nations, International Monetary Fund, Organisation for Economic Cooperation and Development).

Group means the Parent and its Subsidiaries from time to time.
Group Structure Chart means the structure chart showing the ultimate beneficial ownership of the shares in each Obligor, each Property and each Target and any Subordinated Debt at the Closing Date (for the avoidance of doubt, excluding the Additional German Propco and the Additional Property) delivered on or prior to the first Utilisation Date pursuant to Part 1 of Schedule 3 (Conditions Precedent and Conditions Subsequent).
Guarantor means an Original Guarantor or any Additional Guarantor unless, in each case (other than in the case of the Company), it has ceased to be a Guarantor in accordance with Clause 26.5 (Resignation of a Guarantor).
Guarantor Accession Deed means a document substantially in the form set out in Schedule 8 (Form of Obligor Accession Deed).
Headlease means a lease under which a Propco holds title to the whole or any part of a Property.
Hedging Agreement means any master agreement, schedule, credit support annex or transaction confirmation in respect thereof, or other agreement entered into between a Borrower (or the Obligors' Agent on behalf of a Borrower) and a Counterparty for the purpose of hedging interest payable in respect of the Loans under the terms of this Agreement.
Holding Company means, in relation to a person, any other person in respect of which it is a Subsidiary.
IFRS means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.
Impaired Agent means the Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	the Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if the Agent is also a Lender) it is a Defaulting Lender under paragraph (a), (b) or (c) of the definition of "Defaulting Lender"; or

(d)	an Insolvency Event has occurred and is continuing with respect to the Agent;
unless, in the case of paragraph (a) above:

(e)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and
payment is made within 3 Business Days of its due date; or

(f)	the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.
Initial Account Bank means:

(a)	in respect of each Account (other than an Account of the OPCI), Bank of America, N. A.; and

(b)	in respect of each Account of the OPCI located in France, Société Générale.
Initial Asset Manager means:

(a)	in respect of each German Property, Corpus Sireo Asset Management Commercial GmbH;

(b)	in respect of the Dutch Properties, Internos;

(c)	in respect of the English Property, and the Scottish Property, Internos; and

(d)	in respect of the French Properties, Internos.
Initial Business Plan means the Business Plan delivered on or prior to the first Utilisation Date pursuant to Part 1 of Schedule 3 (Conditions Precedent and Conditions Subsequent).
Initial Cash Manager means Internos.
Initial Managing Agent means

(a)	in respect of the Dutch Properties, CBRE B.V.;

(b)	in respect of the English Property and the Scottish Property, Savills (UK) Limited;

(c)	in respect of the French Properties, Cushman&Wakefield SAS and BNP Parisbas Real Estate Property Management France SAS;

(d)	in respect of the German Properties, STRABAG Property and Facility Services GmbH, Jones Lang LaSalle GmbH and Tectareal Property Management GmbH.
Initial Projected Net Operating Income means Projected Net Operating Income calculated on the first Utilisation Date.
Initial Valuation means the Valuation of the Properties supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date.
Insolvency Event in relation to an entity means that the entity:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)	institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)
has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(f)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(g)
seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(h)
has a secured party take possession of all or substantially all its assets or has a distress, diligence, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

(i)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or

(j)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.
Insurance Prepayment Proceeds means any proceeds of Insurances required to be paid into the relevant Deposit Account in accordance with paragraph (i) of Clause 23.12 (Insurances).
Insurances means any contract of insurance required under Clause 23.12 (Insurances).
Intercompany Loan means any intercompany loan, in each case made pursuant to a Subordinated Debt Document.
Interest Payment Date means 20 January, 20 April, 20 July and 20 October in each year and the Final Repayment Date provided that the first Interest Payment Date is not earlier than the date falling three Months after and including the first Utilisation Date.

Interest Period means, in relation to a Loan, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.4 (Default interest).
Internos means Internos Global Investors Limited, a private company limited by shares incorporated in England and Wales with number 05948858 and whose registered office is at 65 Grosvenor Street, London W1K 3JH.
Interpolated Screen Rate means, in relation to EURIBOR or LIBOR (as applicable) for a Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan, each as of the Specified Time for the currency of that Loan.
ISDA Master Agreement means a 1992 ISDA Master Agreement or a 2002 ISDA Master Agreement.
ITA means the Income Tax Act 2007.
Joubert Shareholder Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Lease Document means:

(a)	an Agreement for Lease;

(b)	an Occupational Lease; or

(c)	any other document designated as such by the Agent and the Obligors' Agent.
Lease Prepayment Proceeds means any premium, reverse premium or other amount paid to an Obligor in respect of any agreement to amend, supplement, extend, waive, surrender or release a Lease Document in excess of €100,000 (or its currency equivalent) and in connection with such payment all or part of a Property is vacated.
Legal Reservations means:

(a)
the principle that equitable or discretionary remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)
the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	the limitation of the enforcement of the terms of leases of real property by laws of general application to those leases;

(d)	similar principles, rights, remedies and defences under the laws of any Relevant Jurisdiction; and

(e)
any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinions supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date or otherwise provided to the Agent in connection with the accession of an Additional Guarantor.

Lender means a Facility A Lender, a Facility B Lender, a Facility C Lender or a French Facility Lender.
Lender's Lien means the lien (privilège de prêteur de deniers) established pursuant to article 2374-2 of the French Civil Code for the benefit of the Original French Facility Lender under the French Term Loan A Agreement.
LIBOR means, in relation to a Loan:

(a)	the applicable Screen Rate as of the Specified Time for sterling and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 10.1 (Unavailability of Screen Rate), and if, in either case, that rate is less than zero, LIBOR shall be deemed to be zero.
Limitation Acts means the Limitation Act 1980, the Foreign Limitation Periods Act 1984 and the Prescription and Limitation (Scotland) Act 1973.
Loan means a loan made or to be made under any Facility or the principal amount outstanding for the time being of that loan.
Loan to Value means, as at any Interest Payment Date, the ratio (expressed as a percentage) of the aggregate amount of the Net Debt outstanding on that Interest Payment Date to the aggregate Market Value of the Properties at that time (as determined in accordance with the most recent Valuation at that time).
Local Acquisition Agreement means:

(a)
in respect of the Dutch Properties, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule IV to the Master Acquisition Agreement and made, among others, between the Company and INTERNOS Spezialfondsgesellschaft mbH;

(b)
in respect of the English Properties, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule V to the Master Acquisition Agreement and made, among others, between the Company, IVG Institutional Funds GmbH and INTERNOS Spezialfondsgesellschaft mbH;

(c)
in respect of the Scottish Properties, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule X to the Master Acquisition Agreement and made, among others, between the Company, IVG Institutional Funds GmbH and INTERNOS Spezialfondsgesellschaft mbH;

(d)
in respect of the French Property, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule VI to the Master Acquisition Agreement and made, among others, between the Company and INTERNOS Spezialfondsgesellschaft mbH;

(e)
in respect of French Targetco Joubert, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule VII-A to the Master Acquisition Agreement and made, among others, between the Company and IVG Institutional Funds GmbH;

(f)
in respect of French Targetco Alésia, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule VII-B to the Master Acquisition Agreement and made, among others, between the Company and IVG Institutional Funds GmbH;

(g)
in respect of French Targetco Marceau, the sale and purchase agreement dated 12 December 2014 enclosed as Schedule VII-C to the Master Acquisition Agreement and made, among others, between the Company and IVG Institutional Funds GmbH; and

(h)
in respect of the German Properties, the sale and purchase agreement dated 19 December 2014 enclosed as Exhibit G to the Master Acquisition Agreement and made, among others, between the Company, IVG Institutional Funds GmbH, PMG - Property Management GmbH and Via Bensi S.r.l.

Luxembourg means the Grand-Duchy of Luxembourg.
Luxembourg Guarantor means a Guarantor incorporated under the laws of Luxembourg.
Luxembourg Obligor means an Obligor incorporated under the laws of Luxembourg.
Majority Lenders means, at any time, a Lender or Lenders:

(a)	whose participation in the outstanding Loans then aggregate equal to or more than 66⅔% of all Loans then outstanding;

(b)	if there is no Loan then outstanding, whose undrawn Commitments then aggregate equal to or more than 66⅔% of the Total Commitments;

(c)	or, if there is no Loan then outstanding and the Total Commitments have been reduced to zero, whose Commitments aggregated more than 66⅔% of the Total Commitments immediately prior to the reduction, provided that for the purpose of this definition, the amount of any Commitment or Loan to be taken into account shall be its relevant Base Currency Amount.
Marceau Shareholder Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Margin has the meaning given to it in Clause 8.1 (Calculation of interest).
Margin Letter means each margin letter between:

(a)	the Agent, the Company and a Lender; and

(b)	the Agent, each French Facility Borrower and the Original French Facility Lender under a French Term Loan Agreement.
Market Value means the current market value of the relevant Property determined by the Valuer and with such Valuation being carried out on a market value basis as defined in the then current Royal

Institution of Chartered Surveyors' Appraisal and Valuation Standards (in association with the Institute of Revenue Rating and Valuation) and, upon request by the Agent, section 194 of the German Federal Building Code (Baugesetzbuch) and calculated in accordance with the German Ordinance on the Valuation of Real Estate (Immobilienwertevermittlungsverordnung) or in each case its successors.
Master Acquisition Agreement means the master sale and purchase agreement dated 19 December 2014 (Roll of Notarial Deeds No. 234/2014 of notary public Dr. Hinrich Thieme with his office in Frankfurt a.M. Germany) as amended on 12 February 2015 and as further amended from time to time, between, among others, the Company and the Vendors for the sale and purchase of the Properties and the Targetcos.
Material Adverse Effect means an event of circumstance which, in the Lenders' opinion (acting reasonably), has a material adverse effect on:

(a)	the consolidated business, property or financial condition of the Group taken as a whole;

(b)	the ability of the Obligors (taken as a whole) to perform their payment obligations under the Finance Documents;

(c)
subject to the Legal Reservations and the Perfection Requirements, the validity or enforceability of, or the effectiveness or ranking of any Security granted or purporting to be granted pursuant to any of, the Finance Documents; or

(d)	subject to the Legal Reservations and Perfection Requirements, any rights or remedies of any Finance Party under any of the Finance Documents.
MidCo means the Original Facility B Borrower, the German Midco, the UK Midco and the Dutch Midco.
Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period.
Moody's means Moody's Investor Service Limited and any successor to its rating business.
Net Debt means the aggregate principal outstanding balance of the Loans (other than, the French Facility Loans) less an amount equal to (without any double counting):

(a)	the amount standing to the credit of the Deposit Accounts (other than any amount standing to the credit of the Deposit Account which represents Lease Prepayment Proceeds);

(b)	the amount standing to the credit of each Equity Cure Account; and

(c)	the amount standing to the credit of the Reserve Accounts.
Net Rental Income means Rental Income in respect of a Property after deducting (without double counting):

(a)	all Tenant Contributions in relation to that Property;

(b)	all void and non-recoverable Service Charge Expenses in relation to that Property;

(c)	any sum representing any VAT chargeable in respect of Rental Income; and

(d)	any ground rent or other payment due under any Headlease.
Net Operating Income means the amount of Rental Income minus (without double counting) Operating Expenses including for the avoidance of doubt in respect of:

(a)	rates and insurance premia for that period;

(b)	costs and expenses incurred in complying with applicable laws and regulations relating to a Property;

(c)	reasonable property management, maintenance, insurance, repair or similar fees, costs and expenses in relation to a Property (as envisaged by the Business Plan); and

(d)	any amount in respect of or which represents VAT,
to the extent that any of those items are not funded by the tenants, by way of Tenant Contributions or otherwise, under the Lease Documents).
New Lender includes a new French Facility Lender and has the meaning given to that term in Clause 25 (Changes to Finance Parties).
New Sponsor means NorthStar Realty Europe Corporation.
Non-Consenting Lender has the meaning given to it in Clasue 38.7 (Replacement Lender).
Non-Cooperative Jurisdiction means a "non-cooperative state or territory" (Etat ou territoire noncoopératif) as set out in the list referred to in Article 238-0 A of the French tax code (code general des impôts), as such list may be amended from time to time.
Non-French Total Commitment means the Total Commitment less the French Facility Commitment.
Notifiable Debt Purchase Transaction has the meaning given to that term in paragraph (b) of Clause 25.11 (Disenfranchisement of Sponsor Affiliates).
Obligor means a Borrower or a Guarantor.
Obligors' Agent means the Company appointed to act on behalf of each Obligor in relation to the Finance Documents pursuant to Clause 2.4 (Obligors' Agent).

Occupational Lease means any lease or licence or other right of occupation or right to receive rent to which a Property may at any time be subject and includes any guarantee of a tenant's obligations under the same.
OFAC means the Office of Foreign Assets Control of the United States Department of Treasury.
OPCI means Trias OPCI an organisme de placement collectif immobilier (société de placement à preponderance immobilière à capital variable) set up as a société par actions simplifiée incorporated under the laws of France, with its registered office at, c/o Swiss Life REIM (France), 13 Avenue de l'Opéra 75001 Paris, France, registered with the Trade and Companies Registry (Registre du Commerce et des Sociétés) of Paris under number 810339671.
OPCI Deposit Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
OPCI General Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
OPCI Shareholder Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Operating Expenses means:

(a)	all Service Charge Expenses; and

(b)	any sum representing any VAT chargeable in respect of Rental Income.
Original Borrower means the Facility A Borrower, Facility B Borrower or Facility C Borrower.
Original Facility A Lender means a Lender listed in Part 4 of Schedule 1 (Original Parties) as lending a Facility A Commitment.
Original Facility B Lender means a Lender listed in Part 4of Schedule 1 (Original Parties) as lending a Facility B Commitment.
Original Facility C Lender means a Lender listed in Part 4 of Schedule 1 (Original Parties) as lending a Facility C Commitment.
Original Financial Statements means in relation to:

(a)	the Company and each Original Guarantor, its pro forma profit and loss accounts and balance sheet for the period since its formation; and

(b)	each other Additional Guarantor, its unaudited (or, if available audited) financial statements for its latest financial year for which financial statements have been prepared.
Original French Facility Lender means Trias Pool III – TLP S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, in the course of being registered with the Register of Commerce and Companies in Luxembourg and having a share capital of EUR 31,000.

Original Jurisdiction means, in relation to any Obligor, the jurisdiction under whose laws that Obligor is incorporated or formed as at the date of this Agreement.
Original Obligor means the Original Borrowers or the Original Guarantors.
Original Property means a Property listed in Part 6 of Schedule 2 (The Properties).
Original Sponsor means NorthStar Realty Finance Corporation.
Ownership Interests means any shares, units in any unit trust or partnership interest in any Obligor.
Participating Member State means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
Party means a party to this Agreement.
Perfection Requirements means:

(a)
the delivery of all certificates of title to securities which are the subject of Transaction Security to the Security Agent, together with signed but otherwise undated transfer forms, undated dividend mandates, undated director's letters of resignation, authorities to date and notices and acknowledgements duly executed in the form required pursuant to each Security Document; and

(b)
the making or the procuring of registrations, filings, endorsements, notarisations, translations, stampings, notifications, acknowledgements and/or acceptances of the Finance Documents (and/or the Security created thereunder) necessary for the validity, enforceability (as against the relevant Transaction Obligor as well as any third party) and/or perfection thereof.

Permitted Capex means any reasonable construction, alterations or additions, development or other similar operations (capex works):

(a)	which are contemplated by the terms of the Business Plan or any updated Business Plan which has been delivered to the Agent in accordance with Clause 20.8 (Business Plan); or

(b)	required pursuant to the terms of any Lease Document or to comply with any law or regulation, provided that: (i) the cost of such capex works is funded from monies standing to the credit of a General Account, from the proceeds of Subordinated Debt or Equity Contributions or from amounts standing to the credit of the Rent Accounts in accordance with paragraph (d)(vii) of Clause 17.4 (Rent Accounts); and (ii) if the projected cost of any capex works exceeds €2,500,000 (or its currency equivalent), the Agent (acting on instructions of the Majority Lenders (acting reasonably)) must have received evidence in form and substance satisfactory to it prior to the commencement of such capex works that the Group has sufficient funds available to meet its liabilities under the relevant capex works (including any related cost overruns).
Permitted Encumbrance means in respect of a German Property:

(a)
any encumbrance, easement or other agreement or arrangement having similar effect which is registered in section II of the German Land Register (Abteilung II) after the date of the relevant land register extracts used for the Property Report in respect of that German Property and:

(i)	is subordinated in ranking to the German Land Charge encumbering that German Property; or

(ii)
(A)    does not materially adversely affect (I) the value of that German Property (nicht wertmindernde Belastungen) and (II) the eligibility of the Loan and/or any German land charge and/or any other Transaction Security charging any Property to be registered in the cover pool of a Lender (Deckungsstockfähigkeit); or

(B)
such encumbrance is a priority notice of conveyance in connection with a Permitted Property Disposal in respect of that German Property, provided that any such Permitted Property Disposal is completed within six Months of the date of registration of such priority notice;

and

(b)
in case of a tenant easement, that easement complies with the criteria for tenant easements set forth by the committee for tenant easements (Arbeitskreis Mieterdienstbarkeiten) of the German association of Pfandbrief banks (Deutscher Pfandbriefbanken) in its publication as of 30 July 2008 (Az. 6.410), as amended from time to time (including without limitation the specification (and due registration) of a maximum amount (Höchstbetrag) for the value of such easement of not more than EUR25,000;

and

(c)
any encumbrance, easement or other agreement or arrangement having similar effect which exists on the first Utilisation Date, is registered in section II of the German Land Register (Abteilung II des Grundbuchs) and is disclosed in the Property Report in respect of the German Properties.

Permitted OPCI Distribution means:

(a)	any distribution of cash required to be made by the OPCI to the Facility B Borrower (as shareholder of the OPCI) pursuant to Article L.214-69 of the French Monetary and Financial Code; or

(b)	any distributions of cash required to be made by French Targetco Joubert to the OPCI as its shareholder to benefit from the tax regime provided under Article 208 C of the French Tax Code; or

(c)
any distributions of cash which French Propco is required to make to enable the OPCI to comply with its distribution requirements vis-à-vis the Facility B Borrower (as shareholder of the OPCI) pursuant to Article L.214-69 of the French Monetary and Financial Code,

provided in each case, that the amount of such distribution is not greater than the amount necessary to comply with the regime provided by Articles L-214-33 and seq. of the French Monetary and Financial Code for the French Propco and the OPCI or the tax regime provided under Article 208 C of the French Tax Code for the French Targetco Joubert.

Permitted Payment means:

(a)
the payment of a dividend, distribution of share premium reserve, return of capital, repayment of capital, contribution or other distribution, redemption, repurchase, defeasement, retirement, reduction, or payment in respect of share capital or payments in respect of Subordinated Debt made by the Company from its General Account in accordance with this Agreement provided that at the time such payment, distribution, redemption, repurchase, defeasement, retirement or reduction is made no Default is continuing, no Cash Trap Event is continuing and no Default or Cash Trap Event would occur as a result of the payment, distribution, redemption, repurchase, defeasement, retirement or reduction;

(b)	any payment (including any Permitted OPCI Distribution) made by an Obligor to another Obligor consistent with the terms of this Agreement.
Permitted Disposal means any disposal by an Obligor of a Property or of any of its Ownership Interests in an Obligor made in accordance with paragraph (c) or paragraph (d) of Clause 22.4 (Disposals).
Permitted Security means Security which is permitted in accordance with Clause 22.3 (Negative pledge).
Permitted Share Issue means any issue of Ownership Interests by a member of the Group which is a Subsidiary to its immediate Holding Company where (if the existing Ownership Interests of the Subsidiary are the subject of the Transaction Security) the newly-issued Ownership Interests also become subject to the Transaction Security on the same terms.
Primary Facility means a Facility A, a Facility B or a Facility C.
Prohibited Payment means a contribution, payment or gift or otherwise providing any other thing of value to, or for the private use of, any Government Official for the purpose of:

(a)	influencing any acts or decision of a Government Official in his/her official capacity;

(b)	inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Government Official;

(c)	securing any improper advantage in connection with, or in any way relating to, the obtaining of any governmental authorisation or approval; or

(d)	directing, obtaining or retaining of any business with respect to the activities to which the Loans relate.
Propco means each Obligor or person that becomes or will become an Additional Obligor under this Agreement that owns or, will own a Property pursuant to the terms of this Agreement.
Propco General Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Property means:

(a)	each German Property;

(b)	each other property described in Schedule 2 (The Properties); and

(c)
any other present or future freehold and leasehold property and any other interest in land or buildings and all rights relating thereto in which an Obligor has an interest from time to time (including, in respect of properties located in the Netherlands, by way of a right of superficies or an apartment right), but any such property shall cease to be included in this definition if an Obligor has disposed of that property in accordance with Clause 22.4 (Disposals) and that property has been irrevocably released from the Transaction Security.
Property Protection Loan means a loan made by a Lender to a Borrower to finance:

(a)	the payment of rent, ground rent or any other amount, or any cost or expense, under or in connection with a Headlease;

(b)	the payment of any premium for insurance, or any cost or expense required to keep any insurance in force, in accordance with this Agreement; or

(c)
the payment of any amount which, in the opinion of the Lender concerned, is required to preserve or protect any Security Asset or is necessary to avoid a material adverse effect on the value of, or income generated by, any Property, in circumstances where an Obligor is obliged under a Finance Document but has failed to pay the relevant amount.
Property Report means in respect of any Property, any certificate of or report on title supplied to the Agent as a condition precedent or otherwise under this Agreement on or before the first Utilisation Date.
Qualifying Lender has the meaning given to it in Clause 12 (Tax Gross-Up and Indemnities).
Quarter Day means 31 March, 30 June, 30 September and 31 December in any year.
Quotation Day means, in relation to any period for which an interest rate is to be determined:

(a)	for Facility A Loans, Facility B Loans and a loan under the French Facility the first day of that period; or

(b)	for Facility C Loans, two TARGET Days before the first day of that period, unless, in either case, market practice differs in the Relevant Market for that currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days).
Rating Agencies means Fitch, Moody's, S&P, or any other credit rating agency from time to time approved by the Agent, and in each case includes any successors to its respective rating business.
Receiver means a receiver or receiver and manager or administrative receiver of the whole or any part of the Security Assets.
Recovery Prepayment Proceeds means the proceeds of a claim (a Recovery Claim) against:

(a)	the Vendors under the Acquisition Agreements (or any employee, officer or adviser); or

(b)	the provider of any Report or the provider of any other due diligence report (in its capacity as provider of the same) in connection with the Acquisitions, except for Excluded Recovery Proceeds, and after deducting:

(i)	any reasonable expenses incurred by or on behalf of an Obligor to a person who is not an Obligor or an Affiliate of an Obligor;

(ii)
any Tax incurred and required to be paid by or on behalf of an Obligor (as reasonably determined by that Obligor on the basis of existing rates and taking into account any available credit, deduction or allowance), in each case in relation to that Recovery Claim.
Reference Bank Quotation means any quotation supplied to the Agent by a Reference Bank.
Reference Bank Rate means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Agent at its request by the Reference Banks:

(a)	in relation to LIBOR:

(i)
(other than where sub-paragraph (ii) below applies) as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in sterling for the relevant period were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period; or

(ii)
if different, as the rate (if any and applied to the relevant Reference Bank and the relevant currency and period) which contributors to the Screen Rate are asked to submit to the relevant administrator; or

(b)	in relation to EURIBOR:

(i)
(other than where sub-paragraph (ii) below applies) as the rate at which the relevant Reference Bank believes one prime bank is quoting to another prime bank for interbank term deposits in euro within the Participating Member States for the relevant period; or

(ii)
if different, as the rate (if any and applied to the relevant Reference Bank and the relevant period) which contributors to the applicable Screen Rate are asked to submit to the relevant administrator.

Reference Banks means such banks as may be appointed by the Agent in consultation with the Obligors' Agent.
Regulation has the meaning given to such term in Clause 19.20 (Centre of main interests and establishments).
Related Fund in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.
Release Price means, in relation to a Disposal:

(a)
if, as at the date of such Disposal, the Loan to Value as at the most recent Interest Payment Date falling prior to that date is equal or greater than 60 per cent., an amount which is equal to 115 per cent. of the Allocated Loan Amount in respect of each Property which is the subject of that Disposal; or

(b)
if, as at the date of such Disposal, the Loan to Value as at the most recent Interest Payment Date falling prior to that date is less than 60 per cent., an amount which is equal to 110 per cent. of the Allocated Loan Amount in respect of each Property which is the subject of that Disposal.

Release Price Disposal has the meaning given to that term in paragraph (c) of Clause 22.4 (Disposals).
Relevant Jurisdiction means, in relation to an Obligor:

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.
Relevant Cash Trap Proceeds has the meaning ascribed to such term in clause 7.5(b).
Relevant Market means, in relation to euro, the European interbank market and, in relation to sterling, the London interbank market.
Rent Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Rent Collection Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Rent Collection Account Sweep Date means the fifteenth day in each Month or if that day is not a Business Day the preceding Business Day in that Month.
Rent Deposit Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Rental Income means the aggregate of all amounts paid or payable to or for the account of any Obligor in connection with the letting, licence or grant of other rights of use or occupation of all or any part of any Property including (without double counting) each of the following amounts:

(a)	rent, licence fees and equivalent amounts paid or payable;

(b)	any sum received or receivable from any deposit held as security for performance of a tenant's obligations;

(c)	a sum equal to any apportionment of rent allowed in favour of any Obligor;

(d)
any other moneys paid or payable in respect of occupation and/or usage of that Property and any fixture and fitting on that Property including any fixture or fitting on that Property for display or advertisement, on licence or otherwise;

(e)	any sum paid or payable under any policy of insurance in respect of loss of rent or interest on rent;

(f)	any sum paid or payable, or the value of any consideration given, for the grant, surrender, amendment, supplement, waiver, extension or release of any Lease Document;

(g)	any sum paid or payable in respect of a breach of covenant or dilapidations under any Lease Document and for expenses incurred in relation to any such breach;

(h)	any sum paid or payable by or distribution received or receivable from any guarantor of any occupational tenant under any Lease Document;

(i)	any Tenant Contributions;

(j)	any contribution to a sinking fund paid by an occupational tenant under an Occupational Lease;

(k)	any contribution by a tenant of a Property to ground rent due under any Lease Document out of which an Obligor derives its interest in that Property;

(l)
any interest paid or payable on, and any damages, compensation or settlement paid or payable in respect of, any sum referred to above less any related fees and expenses incurred (which have not been reimbursed by another person) by or on behalf of any Obligor; and

(m)	any amount in respect of or which represents VAT.
Repeating Representations means, each of the representations set out in Clause 19.1 (Status) to 19.6 (Governing law and enforcement), Clause 19.11 (Information), paragraph (c) of Clause 19.12 (Financial statements), Clause 19.13 (Pari passu ranking), Clause 19.15 (Valuation), paragraph (a) of Clause 19.16 (Title to Property and other assets), Clause 19.17 (Information for Reports), Clauses 19.20 (Centre of main interests and establishments), 19.21 (Ranking of Security), Clause 19.26 (Acquisition Documents) and Clause 19.27 (Anti-Money Laundering Laws).
Report Recoveries Side Letter means the letter entered into by, amongst others, NorthStar Realty Finance Corp and the Agent dated on or about the date of this Agreement.
Reports means:

(a)	a Property Report;

(b)	the Tax Due Diligence Report;

(c)	a Tax Structure Report;

(d)	each Technical Due Diligence Report or;

(e)	each Environmental Report.
Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
Required Counterparty Amendments means the amendments which are required to be made to the Finance Documents in accordance with Clause 8.3 (Hedging) to allow for the Obligors to enter into Hedging Agreements to provide for interest rate swaps.
Requisite Rating means the rating of long or short term (as appropriate) unsecured debt instruments in issue by a person (which are neither subordinated nor guaranteed) which meet the following requirements:

(a)
in relation to an Account Bank (provided that for the purposes of determining the Requisite Rating of an Account Bank, the ratings held by a Holding Company of such Account Bank may be used), the rating of short term instruments with at least one of the following ratings: F1 by Fitch, P-1 by Moody's or A-1 by S&P;

(b)	in relation to any insurance company or underwriter, long term instruments with a rating, or an insurer financial strength rating, with a rating of A- (or better) by S&P; and

(c)	in relation to a Counterparty, long term debt instruments with at least one of the following ratings: A3 (or better) by Moody's or A- (or better) by S&P.
Reserve Account means the Company Reserve Account or a French Facility Borrower Reserve Account.
Resignation Letter means a letter substantially in the form set out in Schedule 7 (Form of Resignation Letter).
Revised Requisite Rating means the rating of long term unsecured debt instruments in issue by a Counterparty (which are neither subordinated nor guaranteed) with at least one of the following ratings: Baa2 (or better) by Moody's or BBB (or better) by S&P.
S&P means Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or any successor to the rating business of S&P.
Sanctioned Country means any country designated as a State Sponsor of Terrorism by the US Department of State, presently Cuba, Iran, North Korea, Sudan and Syria.
Sanctions means the economic, financial or other sanctions laws (including, but not limited to, U.S. Sanction Laws), regulations or embargoes administered and enforced from time to time by any Sanctions Authority.
Sanctions Authority means:

(a)	the United Nations Security Council;

(b)	the European Union; or

(c)	the governmental institutions and agencies of the United States of America, including, without limitation, the OFAC or the governmental institutions and agencies of the United Kingdom,

including, without limitation, Her Majesty's Treasury (HMT) or the governmental institutions and agencies of Canada.
Sanctions List means:

(a)	the Specially Designated Nationals List and the Sectoral Sanctions Identifications List each administered and enforced by OFAC;

(b)	the Financial Sanctions: Consolidated List of Targets administered and enforced by HMT;

(c)	the Blocked Person List; or

(d)
any other list maintained or public designation made by any Sanctions Authority or under US Sanctions Laws in respect of the targets or scope of the Sanctions that are administered and enforced by that Sanctions Authority, in each case as amended, supplemented or substituted from time to time.
Sanctions Restricted Party means a person:

(a)	whose name is listed on, or is owned or controlled by a person whose name is listed on, or acting on behalf of a person whose name is listed on, any Sanctions List;

(b)
that is incorporated under the laws of, or owned or controlled by, or acting on behalf of, a person incorporated under the laws of, a country or territory that is the target of country-wide or territory-wide Sanctions; or

(c)	that is otherwise the target of any Sanction.
Scottish Propco means:

(a)
Trias UK Edinburgh – T, S.à r.l. a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 194.364 and having a share capital of GBP 15,000; and

(b)
Trias UK Delta – T, S.à r.l. a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 194.335 and having a share capital of GBP 15,000.

Scottish Property means the Property listed in Part 3 of Schedule 2 (The Properties).
Screen Rate means:

(a)
in relation to EURIBOR, the euro interbank offered rate administered by the Banking Federation of the European Union (or any other person which takes over the administration of that rate) for the relevant period, displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service provider which publishes that rate from time to time in place of Thomson Reuters; and

(b)
in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, in either case, provided that if such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company.
Secured Liabilities means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever and whether originally incurred by an Obligor or by some other person) of each Obligor to any Finance Party under each Finance Document, each as amended, varied, supplemented or novated from time to time, including without limitation the parallel debt obligation, any increase of principal or interest and any extension of maturity, novation, deferral or extension of such liabilities, in each case together with any and all liabilities arising out of unjust enrichment and tort and other liabilities for damages or restitution in relation to the foregoing.
Securitisation means any securitisation or transaction of broadly equivalent economic effect relating to, or using as a reference, the whole or part of the Loans (whether alone or in conjunction with other loans) through the issue of notes on the capital markets.
Security means a mortgage, land charge in respect of a German Property registered in section III of a German Land Register, charge, pledge, lien, assignment or transfer for security purposes, retention of title arrangements, hypothecation, assignation in security, standard security or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.
Security Asset means all of the assets of the Transaction Obligors which from time to time are, or are expressed to be, the subject of the Transaction Security.
Security Document means:

(a)	each of the documents set out in Schedule 4 (Security Documents);

(b)
any other document evidencing or creating Security over any asset, or supplemental to any Security Document, securing any obligation of any Transaction Obligor to a Finance Party under the Finance Documents; or

(c)	any other document designated as such by the Security Agent and the Obligors' Agent.
Security Property means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as agent and trustee for the Finance Parties and all proceeds of that Transaction Security;

(b)
all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in respect of any Secured Liabilities to the Security Agent as agent and trustee for the Finance Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Transaction Obligor or any other person in favour of the Security Agent as agent and trustee for the Finance Parties; and

(c)
any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required or expressed by the terms of the Finance Documents to hold as agent and trustee on trust for the Finance Parties.

Service Charge Account means an account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Service Charge Expenses means, without double counting in relation to any Property:

(a)	head rent or ground rent;

(b)	insurance premia;

(c)	the cost of an insurance valuation;

(d)
a service or other charge in respect of an Obligor's costs in connection with any management, repair, maintenance or similar obligation or in providing services to a tenant of, or with respect to, a Property (including, without limitation, with respect to a German Property any amount which is recoverable (umlagefähig) from a tenant;

(e)	a reserve or sinking fund; and/or

(f)	any expenses incurred in respect of a breach of covenant of any Lease Document where such contribution is to be applied in remedying such breach or discharging such expenses, but excluding for the avoidance of doubt any asset management fees.
Shareholder Account means an OPCI Shareholder Account, an Alésia Shareholder Account, a Marceau Shareholder Account or a Joubert Shareholder Account.
Specified Time means a day or time determined in accordance with Schedule 9 (Timetable).
Sponsor means the Original Sponsor and, provided the Agent has confirmed each Finance Party has received all necessary and satisfactory "know your customer" or similar checks under all applicable laws and regulation in relation to it, the New Sponsor.
Sponsor Affiliate means:

(a)	each Sponsor and each of its Affiliates;

(b)	any trust of which a Sponsor or any of its Affiliates is the sole trustee;

(c)	any partnership of which a Sponsor or any of its Affiliates is the general partner (or equivalent); and

(d)	any trust, fund or other entity which is under the control of a Sponsor or any of its Affiliates, provided that for the purposes of Clause 25.11 (Disenfranchisement of Sponsor Affiliates), any such trust, fund or other entity which has been established for at least six Months solely for the purpose of making, purchasing or investing in loans or debt securities and which is controlled independently from all other trusts, funds or other entities controlled by a Sponsor or any of its Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.
Sterling Reserve Account means the account designated as such under Clause 17.1 (Designation of Accounts) and includes any replacement of that account.
Subordinated Creditor means:

(a)	an Obligor;

(b)	the Parent; or

(c)	any other person who becomes a Subordinated Creditor in accordance with this Agreement.
Subordinated Debt, in relation to a Subordinated Creditor, has the meaning given to it in the Subordination Agreement entered into by that Subordinated Creditor.
Subordinated Debt Document means any document creating or evidencing Subordinated Debt entered into by a Subordinated Creditor.
Subordination Accession Letter has the meaning given to the term Accession Letter in a Subordination Agreement.
Subordination Agreement means a subordination agreement entered into or to be entered into by a Subordinated Creditor, an Obligor and the Security Agent in an agreed form.
Subsidiary means in relation to any partnership, company, corporation, unit trust or an unincorporated corporation (in this definition, an entity), an entity:

(a)	which is controlled, directly or indirectly, by the first mentioned entity;

(b)	more than half of the issued shares of which is beneficially owned, directly or indirectly by the first mentioned entity; or

(c)	which is a Subsidiary of another Subsidiary of the first mentioned entity, and for this purpose, an entity shall be treated as being controlled by another if that other entity is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.
Swap Counterparty means a Counterparty party to Hedging Agreements providing for interest rate swaps and entered into after the date on which the Required Counterparty Amendments have been made.
Targetco means each of French Targetco Alésia, French Targetco Joubert and French Targetco Marceau.
TARGET Day means any day on which TARGET2 is open for the settlement of payments in euro.
TARGET2 means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.
Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

Tax Due Diligence Report means the tax due diligence report dated 29 January 2015 issued by Deloitte LLP as supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date.
Tax Structure Report means:

(a)	the tax structure report dated on or about the date of this Agreement issued by Deloitte LLP; and

(b)	the tax structure report dated on or about the date of this Agreement issued by Arendt & Medernach SA, in each case, as supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date.
Technical Due Diligence Report means the technical due diligence report in relation to each Property prepared by Arcadis and supplied to the Agent as a condition precedent under this Agreement on or before the first Utilisation Date.
Tenant Contributions means any amount paid or payable to an Obligor by any tenant under a Lease Document or any other occupier of a Property, by way of:

(a)	contribution to Service Charge Expenses;

(b)
operating expenses (Betriebskosten) including, without limitation, the expenses defined in section 2 of the German Regulation on Operating Expenses (Betriebskostenverordnung) dated 25 November 2003; and

(c)	VAT.
Total Commitments means the aggregate of the Total Facility A Commitments, the Total Facility B Commitments and the Total Facility C Commitments and the Total French Facility Commitments.
Total Facility A Commitments means the aggregate of the Facility A Commitments being equal to €128,003,781 at the date of this Agreement.
Total Facility B Commitments means the aggregate of the Facility B Commitments being equal to €72,386,694 at the date of this Agreement.
Total Facility C Commitments means the aggregate of the Facility Commitments, being equal to £26,080,076 at the date of this Agreement and which, for the purposes of the definition of Majority Lenders, will be converted into euro at the Agent's Spot Rate of Exchange.
Total French Facility A Commitments means the aggregate of the French Facility A Commitments being equal to €25,294,694 at the date of this Agreement.
Total French Facility B Commitments means the aggregate of the French Facility B Commitments being equal to €7,992,000 at the date of this Agreement.
Total French Facility C Commitments means the aggregate of the French Facility C Commitments being equal to €30,100,000 at the date of this Agreement.

Total French Facility D Commitments means the aggregate of the French Facility D Commitments being equal to €9,000,000 at the date of this Agreement.
Total Prepayment Disposal has the meaning given to that term in paragraph (d) of Clause 22.4 (Disposals).
Transaction Document means:

(a)	a Finance Document;

(b)	a Headlease;

(c)	a document appointing an Approved Managing Agent;

(d)	a document appointing an Approved Asset Manager;

(e)	a document appointing an Approved Cash Manager;

(f)	each Occupational Lease;

(g)	each Acquisition Document;

(h)	any other document designated as such by the Agent and the Obligors' Agent.
Transaction Obligor means:

(a)	an Obligor;

(b)	the Parent; or

(c)	a Subordinated Creditor.
Transaction Security means the Security created or evidenced or expressed to be created or evidenced under the Security Documents.
Transfer Date means, in relation to a transfer or, as the case may be, an assignment, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement; and

(b)	the date on which the Agent executes the relevant Assignment Agreement.
Treaty Lender has the meaning given to it in Clause 12.1(a) (Tax Definitions).
UK Borrower means a UK Propco or any Borrower incorporated in the United Kingdom or holding UK Property.
UK Midco means Trias Pool VI – T S.à r.l. a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg with its registered office at 6A, route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, being registered with the Register of Commerce and Companies in Luxembourg under number B 194.833 and having a share capital of EUR 12,500.
UK Propco means an English Propco or a Scottish Propco.

Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents.
Updated Group Structure Chart means the structure chart showing the ultimate beneficial ownership of the shares in each Obligor and each Target and any Subordinated Debt at the second Utilisation Date (for the avoidance of doubt, including the Additional German Propco and the Additional Property) delivered on or prior to the second Utilisation Date to paragraph (a)(ii) of Clause 4.1 (Initial conditions precedent).
US means the United States of America.
US Sanctions Laws means the Trading With the Enemy Act, the International Emergency Economic Powers Act and all other US laws imposing or authorising the use of economic sanctions and any executive orders or implementing regulations thereunder, including the regulations of OFAC.
US Tax Obligor means:

(a)	a Borrower which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.
Utilisation means a utilisation of the Facility.
Utilisation Date means the date of a Utilisation, being the date on which a Loan is to be made under this Agreement or under a French Term Loan Agreement.
Utilisation Request means a notice substantially in the form set out in Schedule 5 (Utilisation Request).
Valuation means:

(a)	the Initial Valuation; and

(b)	any subsequent valuation instructed by the Agent in accordance with and subject to Clause 16.4 (Valuations) and in form and substance satisfactory to the Agent, in each case, prepared and issued by a Valuer, confirmed and verified (plausibilisiert) by internal experts (interne Sachverständige) of the Agent and addressed to, amongst others, each Finance Party valuing the relevant Propco's interests in the Property and which:

(i)
is carried out on a "market value" basis (as defined in the then current Statements of Assets Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors' (or its successors)); or

(ii)
upon request by the Agent (acting at its sole discretion), includes a determination of the mortgage lending value in accordance with section 16 of the German Act on Covered Bonds (Pfandbriefgesetz) and the German Regulation for the Assessment of Mortgage Lending Values (Beleihungswertverordnung) (provided that such mortgage lending value will not be used for the purposes of calculating the Loan To Value).

Valuer means:

(a)	each of Cushman Wakefield, JLL, Knight Frank and Savills PLC;

(b)	if CBRE (or any of CBRE’s Affiliates) are not acting as Agent or Security Agent, CBRE; or

(c)	if all of the valuers listed in paragraph (a) above are conflicted in a jurisdiction, CBRE, in each case as designated and appointed (beauftragt) by the Agent to act as valuer for the purposes of this Agreement.
VAT means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) (as amended); and

(b)
any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

Vendors means each of:

(a)
IVG Institutional Funds GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HRB 91062, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) "EuroWest";

(b)
PMG - Property Management GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt, registered in the commercial register of the local court of Frankfurt am Main under number HRB 96246;

(c)	Via Bensi S.à r.l. a limited liability company incorporated under the laws of Italy with registered office at via Olmetto 17, Milan Italy;

(d)
INTERNOS Spezialfondsgesellschaft mbH, with business address at Goetheplatz 4, 60311 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HRB 98593, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) "ProCommerz"; and

(e)
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) "WestInvest Spezial 1".

1.2	Construction

(a)	Unless a contrary indication appears, a reference in a Finance Document to:

(i)
the Agent, the Arranger, any Finance Party, any Counterparty, any Lender, any Obligor, any Party, the Security Agent or any Transaction Obligor or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with the Finance Documents;

(ii)	a document in agreed form is a document which is previously agreed in writing by or on behalf of the Obligors' Agent and the Agent or, if not so agreed, is in the form specified by the Agent;

(iii)	apartment right means appartementsrecht;

(iv)	assets includes present and future properties, revenues and rights of every description;

(v)
a disposal includes a sale, transfer, assignment, grant, lease, licence, declaration of trust, participation or other transfer of economic ownership, compulsory acquisition, compulsory sale or other disposal or agreement for the disposal of, or the grant or creation of any interest derived from, any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions) and dispose will be construed accordingly;

(vi)
a Finance Document or Transaction Document or any other agreement or instrument is a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, novated, supplemented, extended, replaced or restated;

(vii)	freehold means eigendom;

(viii)	ground rent includes any canon or retributie;

(ix)	a group of Lenders includes all the Lenders;

(x)
guarantee means (other than in Clause 18 (Guarantee and Indemnity) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(xi)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(xii)	leasehold means erfpacht;

(xiii)	land registry means in respect of any property, any land registry or any other equivalent registry anywhere in the world exercising a registration function in respect of that property;

(xiv)
a person includes any individual, firm, company, corporation, unincorporated corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality) or two or more of the foregoing;

(xv)
a regulation includes any regulation, order, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xvi)
sole signing rights of a Finance Party in respect of an Obligor's bank account held in Germany means that the Finance Party operates the relevant account based on an authorisation by the relevant Obligor (Kontoführungsbefugnis) with its employees or delegates being the sole registered signatory/authorised person (Kontoführungsberechtigter) for the relevant account; it being understood that (i) the granting of sole signing rights to a Finance Party does not legally prevent the relevant Obligor vis-á-vis the relevant account bank from exercising its rights as holder of the relevant account (keine verdrängende Vollmacht), but (ii) the Obligor is not permitted under the terms of this Agreement to exercise its rights as holder of the relevant account or grant authorisation (Kontoführungsbefugnis) to any person other than the Finance Party intended to have sole signing rights;

(xvii)	title when used in relation to a German Property means the sole legal and beneficial ownership (uneingeschränktes Alleineigentum), partial ownership (Teileigentum), co-ownership (Miteigentum);

(xviii)	right of superficies means opstalrecht;

(xix)
constitutional documents includes, in relation to any person, as the context so requires, the certificate of incorporation, limited partnership agreement, articles of association, by laws, charter, trust instrument or deed of that person and/or other document(s) defining the existence and regulating the control of that person as between it and its shareholders (but not between its shareholders only);

(xx)
share or share capital includes, as the context so requires, a share, stock, limited or other partnership interest, unit, warrant, and any other interest in, or related to, the equity of a person (other than a natural person) and shareholder shall be construed accordingly;

(xxi)	a provision of law is a reference to that provision as amended or re-enacted; and

(xxii)	a time of day is a reference to London time.

(b)
The determination of the extent to which a rate is for a period equal in length to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, Clause and Schedule headings are for ease of reference only.

(d)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)	A Default is continuing if it has not been remedied or waived or an Event of Default is continuing if it has not been waived.

(f)	A Cash Trap Event is continuing if, at any time, such Cash Trap Event had occurred on the most recent Interest Payment Date occurring prior to such time.

1.3	Dutch terms
In each Finance Document, where it relates to a Dutch Obligor, a reference to:

(a)	a necessary action to authorise where applicable, includes without limitation:

(i)	any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden); and

(ii)	obtaining an unconditional positive advice (advies) from the competent works council(s);

(b)	financial assistance means any act not permitted by article 2:98c of the Dutch Civil Code;

(c)
a security interest includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht);

(d)	a winding-up, administration or dissolution includes a bankruptcy (faillissement) or dissolution (ontbinding);

(e)	a moratorium includes surseance van betaling and a moratorium is declared or occurs includes surseance verleend;

(f)
any step or procedure taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);

(g)	a liquidator includes a curator;

(h)	an administrator includes a bewindvoerder; and

(i)	an attachment includes a beslag.

1.4	French terms
In each Finance Document, where it relates to a French Obligor, a reference to:

(a)
a winding-up, administration or dissolution includes a redressement judiciaire, a cession totale de l'entreprise, a liquidation judiciaire, a sauvegarde, a sauvegarde accélérée or a sauvegarde financière accélérée under articles L. 620-1 to L.644-6 of the French Commercial Code;

(b)	a composition, assignment or similar arrangement with any creditor includes a procédure de conciliation or a mandate ad hoc under articles L.611-3 to L.611-15 of the French Commercial Code;

(c)
a compulsory manager, receiver or administrator includes an administrateur judiciaire, a mandataire ad hoc, a conciliateur, a mandataire liquidateur or any other person appointed as a result of any proceedings described in paragraphs (a) and (b) above;

(d)
a guarantee means any guarantee, bond, indemnity, letter of credit, a cautionnement, an aval and any garantie which is independent from the debt to which it relates, or other legally binding insurance against loss granted by one person in respect of any obligation(s) of another person, or any legally binding agreement by one person to assume any obligation(s) of (or any legally binding arrangement by or under which obligation(s) is/are assumed in respect of) any other person, or any legally binding agreement under which two or more persons assume joint and several liability in respect of any obligation(s) of any person and guaranteed shall be construed accordingly;

(e)
a reconstruction includes any contribution of part of its business in consideration of shares (apport partiel d'actifs) and any demerger (scission) implemented in accordance with articles L.236-1 to L. 236-24 of the French Commercial Code;

(f)	a Security includes any type of security (sȗreté réelle) and transfer by way of security;

(g)	a lease includes an opération de crédit-bail; and

(h)
a person being unable to pay its debts includes that person being in a state of cessation des paiements as defined in article L. 631-1 of the French Commercial Code or with respect to credit institutions (établissements de credit) as defined in article L. 613-26 of the French Monetary and Financial Code.

1.5	Luxembourg terms
In each Finance Document, where it relates to a Luxembourg Obligor, and unless the contrary intention appears, a reference to:

(a)
moratorium of any indebtedness, winding-up, dissolution administration, reorganisation, composition, or arrangement with any creditor includes, without limitation, bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement), controlled management (gestion contrôlée), fraudulent conveyance (action pauliana), general settlement with creditors, reorganisation or similar laws affecting the rights of creditors generally;

(b)	liquidator, receiver, administrative receiver, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur or curateur;

(c)
a Luxembourg Obligor being unable or admits inability to pay its debts as they fall due, a Luxembourg Obligor being deemed to be unable to pay its debts under applicable law, includes, without limitation, that Luxembourg Obligor being in a state of cessation of payments (cessation de paiements) or having lost its creditworthiness (ébranlement de credit);

(d)	a reference to director includes, without limitation, a reference to a manager (gérant); and

(e)	constitutional documents includes, without limitation, its up-to-date (restated) articles of association (statuts consolidés).

1.6	Scottish Terms
In this Agreement, in relation to a Scottish Obligor or any property, asset or right situated in Scotland or governed by Scots law, unless the contrary intention appears, a reference to:

(a)	the Land Registry shall include a reference to the Registers of Scotland;

(b)	assignment and “assigns” shall include assignation and assignees” respectively;

(c)
transfer shall mean (i) dispone when expressed as a verb and where it relates to a heritable interest; (ii) Disposition when expressed as a noun and where it relates to a heritable interest; (iii) assign when expressed as a verb; and (iv) Assignation when expressed as a noun and where it relates to a leasehold or security interest;

(d)	surety shall mean guarantor;

(e)	freehold shall mean heritable proprietorship;

(f)	counterpart shall (in the context of Finance Documents executed under Scots Law) be disregarded;

(g)	surrender shall include a renunciation where it relates to an interest held under a lease;

(h)	premium shall include a premium, grassum or other financial incentive;

(i)
covenant shall include any obligation or undertaking by either a tenant or landlord under a lease; and in the context of undertakings given by the Obligors to any Finance Parties covenants shall mean obligations when expressed as a noun; and covenant shall mean oblige itself when expressed as a verb;

(j)	forfeiture shall mean irritancy; and

(k)	judgment shall mean decree.

1.7	Currency symbols and definitions

(a)	£, GBP and sterling denotes the lawful currency of the United Kingdom.

(b)	EUR and euro denote the single currency of the Participating Member States.

1.8	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) or otherwise to enforce or to enjoy the benefit of any term of any Finance Document.

(b)
Subject to Clause 38.3 (Other exceptions) but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary any Finance Document at any time.

(c)
Any Receiver, Delegate or any person described in paragraph (b) of Clause 27.10 (Exclusion of liability) may, subject to this Clause 1.8 and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

2.	THE FACILITIES

2.1	The Facilities

(a)	Subject to the terms of this Agreement:

(i)	the Facility A Lenders make available to the Facility A Borrowers a euro term loan facility in an aggregate amount equal to the Total Facility A Commitments;

(ii)	the Facility B Lenders make available to the Facility B Borrower a euro term loan facility in an aggregate amount equal to the Total Facility B Commitments; and

(iii)	the Facility C Lenders make available to the Facility C Borrowers a sterling term loan facility in an aggregate amount equal to the Total Facility C Commitments.

(b)	Subject to the terms of this Agreement and subject to the terms of the applicable French Term Loan Agreement:

(i)	the Original French Facility Lender make available to the French Propco a euro term loan facility in an aggregate amount equal to the Total French Facility A Commitments;

(ii)	the Original French Facility Lender make available to the French Targetco Joubert a euro term loan facility in an aggregate amount equal to the Total French Facility B Commitments;

(iii)	the Original French Facility Lender make available to the French Targetco Marceau a euro term loan facility in an aggregate amount equal to the Total French Facility C Commitments; and

(iv)	the Original French Facility Lender make available to the French Targetco Alésia a euro term loan facility in an aggregate amount equal to the Total French Facility D Commitments.

(c)
It is expressly agreed that each French Term Loan Agreement is the only document under which the French Facility Lender have agreed to make the relevant French Facility available to the relevant French Facility Borrower. For the avoidance of doubt, this Agreement shall not be construed as a loan agreement to the extent related to any French Facility.

(d)	Each Facility will be made available to the relevant Borrower in the manner specified in the Funds Flow.

2.2	Property Protection Loans

(a)
A Lender (other than the Original French Facility Lender) may, with the consent of the Majority Lenders, make one or more Property Protection Loans whether requested by an Obligor or not. For as long as the French Facility Lender is the Original French Facility Lender, if a Property Protection Loan is to be made to a French Facility Borrower, the relevant Lender first has to make such Property Protection Loan available to the Original French Facility Lender for it to on-lend the proceeds of the Property Protection Loan to the relevant French Facility Borrower.

(b)	Each Property Protection Loan will:

(i)	be repayable on the next Interest Payment Date following the date on which such Property Protection Loan was made; and

(ii)	be treated as a Loan and bear interest in accordance with Clause 8.4 (Default interest) as if it were an overdue amount.

2.3	Finance Parties' rights and obligations

(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

2.4	Obligors' Agent

(a)
Each Obligor (other than the Obligors' Agent) by its execution of this Agreement or a Guarantor Accession Deed irrevocably appoints the Obligors' Agent to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises and instructs:

(i)	the Obligors' Agent on its behalf to:

(A)	execute any Guarantor Accession Deed;

(B)	supply all information concerning itself contemplated by this Agreement to the Finance Parties;

(C)	give all notices and instructions;

(D)
make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor;

(E)	sign, despatch and receive as its agent (without prior consultation or agreement) all documents and notices to be signed, despatched or received by that Obligor;

(F)	sign or agree any amendment or waiver in relation to any Finance Document on behalf of that Obligor;

(G)	take as its agent any other action necessary or desirable under or in connection with the Finance Documents; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Obligors' Agent on its behalf, and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' Agent or given to the Obligors' Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors' Agent and any other Obligor, those of the Obligors' Agent shall prevail.

(c)
Notwithstanding any other term of the Finance Documents, any amendment to Clause 18.12 (Limitations: Luxembourg Guarantors) or Clause 18.13 (Limitations: French Guarantors) which would impose any additional obligation on or increase the obligation of any Guarantor incorporated in Luxembourg or in France will require the prior written consent of each such Guarantor incorporated in Luxembourg or in France (as applicable).

(d)	The respective liabilities of each of the Obligors (other than the Obligors' Agent) under the Finance Documents shall not be in any way affected by:

(i)	any act done or any irregularity (or purported irregularity) in any act done by or any failure (or purported failure) by the Obligors' Agent;

(ii)	the Obligors' Agent acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or

(iii)	the failure (or purported failure) by, or inability (or purported inability) of, the Obligors' Agent to inform any Obligor of receipt by it of any notification under the Finance Documents.

(e)
The Obligors’ Agent is herewith released from any restriction pursuant to section 181 of the German Civil Code and any other similar restrictions applicable to it pursuant to any other applicable law, in each case, to the extent legally possible.

3.	PURPOSE

3.1	Purpose

(a)
Each Facility A Borrower must apply all amounts borrowed by it under Facility A towards financing the purchase price payable to the relevant Vendor for the acquisition of the relevant Dutch Property or German Property to be acquired by that Facility A Borrower and the payment of Acquisition Costs (other than periodic fees), each as described in the Funds Flow and not otherwise provided that the amounts borrowed on the first Utilisation Date must not be used to acquire the Additional Property.

(b)
The Facility B Borrower must apply all amounts borrowed by it under Facility B towards making the French Facilities available to the French Facility Borrowers in the manner set out in this Agreement and the relevant French Term Loan Agreement as described in the Funds Flow and not otherwise.

(c)
Each Facility C Borrower must apply all amounts borrowed by it under Facility C towards financing the purchase price payable to the relevant Vendor for the acquisition of the relevant English Property or Scottish Property to be acquired by that Facility C Borrower and the payment of the Acquisition Costs (other than periodic fees), each as described in the Funds Flow and not otherwise.

(d)
The French Propco must apply all amounts borrowed by it under French Facility A towards financing the purchase price payable to the relevant Vendor for the acquisition of the relevant French Property to be acquired by the French Propco, each as described in the Funds Flow and not otherwise.

(e)
The French Targetco Joubert, the French Targetco Marceau and the French Targetco Alésia must each apply amounts borrowed by them under the applicable French Facility made available to them towards the refinancing of their Existing Debt as described in the Funds Flow and not otherwise.

3.2	Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement or pursuant to any French Term Loan Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

(a)	The Lenders (other than the Original French Facility Lender) will only be obliged to comply with Clause 5.4 (Lenders' participation) in relation to:

(i)
any Utilisation in respect of the Original Properties if on or before the first Utilisation Date the Agent has received all of the documents and other evidence listed in Part 1 and Part 3 of Schedule 3 (Conditions Precedent and Conditions Subsequent) unless waived by the Agent on such terms as the Lenders (other than the Original French Facility Lender) consider fit; and

(ii)
any Utilisation in respect of the Additional Property if on or before the second Utilisation Date the Agent has received all of the documents and other evidence listed in Part 3of Schedule 3 (Conditions Precedent and Conditions Subsequent) unless waived by the Agent on such terms as the Lenders (other than the Original French Facility Lender) consider fit, in each case the Agent shall notify the Obligors' Agent and the Lenders promptly upon being so satisfied.

(b)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders (other than the Original French Facility Lender) authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

(c)
The Original French Facility Lender must make the French Facilities available to the French Facility Borrowers pursuant to the French Term Loan Agreements, immediately upon receipt of the Agent’s notification referred to in paragraph (a) above in respect of Facility B.

4.2	Further conditions precedent
The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)
no Default (other than a Default resulting from a breach of a Clean-Up Undertaking or a misrepresentation in respect of a Clean-Up Representation which in each case occurred in the period from and including the first Utilisation Date to and including the Clean-Up Date) is continuing or would result from the proposed Loan; and

(b)
the Repeating Representations (other than a misrepresentation in respect of a Clean-Up Representation which occurred in the period from and including the first Utilisation Date to and including the Clean-Up Date) to be made by each Obligor are true in all material respects.

4.3	Conditions subsequent

(a)	The Obligors will deliver to the Agent each of the documents and other evidence listed in Part 2 of Schedule 3 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to the Agent within the time frame set out therein. The Agent shall notify the Obligors and the Lenders promptly upon being so satisfied.

(b)
Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.4	Maximum number of Loans

(a)	The Obligors' Agent may not deliver a Utilisation Request if, as a result of the proposed Utilisation:

(i)	more than twenty-one Facility A Loans would be outstanding and any Facility A Borrower would have borrowed more than one Facility A Loan; and

(ii)	more than six Facility C Loans would be outstanding and any Facility C Borrower would have borrowed more than one Facility C Loan.

(b)	Only one Loan may be outstanding under each of Facility B, French Facility A, French Facility B, French Facility C and French Facility D.

5.	UTILISATION

5.1	Delivery of a Utilisation Request

(a)	Each Facility A Borrower may utilise Facility A by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time applicable to the Facility A Loans.

(b)	The Facility B Borrower may utilise Facility B by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time applicable to the Facility B Loan.

(c)	Each Facility C Borrower may utilise Facility C by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time applicable to the Facility C Loans.

(d)
Each French Facility Borrower may utilise the French Facility made available to it by delivery to Agent of a duly completed Utilisation Request not later than the Specified Time applicable to the French Facility Loans.

5.2	Completion of a Utilisation Request

(a)	A Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Facility to be utilised;

(ii)	it specifies the purpose of the Loan;

(iii)	the proposed Utilisation Date is a Business Day within the Availability Period;

(iv)
the first Utilisation Date specified in the first Utilisation Request for a Facility A Loan is the same as the first Utilisation Date specified in the first Utilisation Request for a Facility B Loan, a Facility C Loan and a French Facility;

(v)	the Utilisation Request in connection with the acquisition of the Additional Property is submitted by a Facility A Borrower in respect of Facility A;

(vi)	in respect of the German Properties it specifies that proceeds of a Loan made available for the purposes of paragraph (a) of Clause 3.1 (Purpose) must be credited to an account of:

(A)	the Vendors of the respective German Property or any other person or entity designated under a Local Acquisition Agreement and the Master Acquisition Agreement; or

(B)	the creditor of such Vendor (with a view to discharge and release Existing Land Charges); or

(C)	such other account approved by the Original Lender and the Company for this purpose, in each case, as specified in and in accordance with the Local Acquisition Agreement; and

(vii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount).

(b)	No Borrower may (or the Company on behalf of a Borrower may not) submit Utilisation Requests for more than three different Utilisation Dates.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request for:

(i)	the Facility A Loans, must be euro;

(ii)	the Facility B Loan, must be euro;

(iii)	the Facility C Loans, must be sterling; and

(iv)	the French Facilities, must be euro.

(b)	The amount of the proposed Facility A Loans must be an amount which is in aggregate not more than the lower of:

(i)	the amount set out in the Funds Flow; and

(ii)	the Total Facility A Commitments.

(c)	The amount of the proposed Facility B Loan must be an amount which is in aggregate not more than the lower of:

(i)	the amount set out in the Funds Flow; and

(ii)	the Total Facility B Commitments.

(d)	The amount of the proposed Facility C Loans must be an amount which is in aggregate not more than the lower of:

(i)	the amount set out in the Funds Flow; and

(ii)	the Total Facility C Commitments.

(e)	The amount of the proposed French Facilities must be an amount which is in aggregate not more than the lower of:

(i)	the amount set out in the Funds Flow; and

(ii)	the French Facility Commitments.

5.4	Lenders' participation

(a)
If the conditions set out in this Agreement have been met, each Lender (other than the Original French Facility Lender) will make its participation in each Loan available by the Utilisation Date through its Facility Office.

(b)
If the conditions set out in this Agreement and each French Term Loan Agreement have been met, the Original French Facility Lender will make its participation in each French Facility available by the Utilisation Date.

(c)	The amount of each Lender's participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Loan.

(d)	The Agent shall notify each Lender (other than the Original French Facility Lender) of the amount of the Loan and the amount of its participation in that Loan, in each case by the Specified Time.

5.5	Cancellation of Commitment
The Commitments which, at that time, are unutilised shall be immediately cancelled at the end of the Availability Period.

6.	REPAYMENT

6.1	Repayment of Loans

(a)
Each Borrower (other than the French Facility Borrowers) must repay the aggregate outstanding amount of all Loans granted to it and all other amounts outstanding under the Finance Documents on the Final Repayment Date.

(b)
Each French Facility Borrower must repay the outstanding amount of the French Facility Loan owed by it and all other amounts outstanding under the relevant French Term Loan Agreement and any other amounts which the relevant French Facility Borrower has undertaken to pay under any Finance Documents to any Finance Party on the Final Repayment Date.

(c)
The Agent must apply all amounts received under paragraph (b) above from a French Facility Borrower in immediate repayment of the Facility B Loans and such repayment will be deemed to prepay the French Facility Loan owed by such French Facility Borrower for the same amount.

6.2	Reborrowing
No Borrower may reborrow any part of a Facility which is repaid.

7.	PREPAYMENT AND CANCELLATION

7.1	Illegality

(a)	If, in any applicable jurisdiction, it becomes unlawful for any Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

(i)	that Lender must promptly notify the Agent upon becoming aware of that event;

(ii)	upon the Agent notifying the Obligors' Agent, each Available Commitment of that Lender will be immediately cancelled; and

(iii)
each Borrower must repay that Lender's participation in the Loans made to it on the last day of the Interest Period for each Loan occurring after the Agent has notified the Obligors' Agent or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender's corresponding Commitment(s) shall be cancelled in the amount of the participation repaid.

(b)
If the relevant Lender in paragraph (a) above is the Original French Facility Lender, then each French Facility Borrower must pay any amounts owed to the Original French Facility Lender under the relevant French Facility Loan into the Midco Blocked Account in accordance with the conditions described in paragraph (a) above and such amounts will be immediately applied by the Original French Facility Lender (in its capacity as Facility B Borrower) in prepayment of the Facility B Loan. The Facility B Lender's and the Original French Facility Lender's corresponding Commitment(s) shall accordingly be cancelled in the amount of the participation repaid or prepaid.

(c)
If the relevant Lender in paragraph (a) above is a Facility B Lender, then upon notification by that Lender in accordance with paragraph (a) above, the Facility B Loan as well as the French Facility Loans will become immediately due and payable and each French Facility Borrower must repay the Original French Facility Lender’s participation in the French Facility Loan made to it on the last day of the Interest Period for each French Facility Loan occurring after the Agent has notified the Obligors' Agent pursuant to paragraph (a) above or, if earlier, the date specified by the Facility B Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and the Original French Facility Lender's corresponding Commitment(s) shall be cancelled in the amount of the participation repaid. Any amounts paid by a French Facility Borrower pursuant to this paragraph (c) must be paid into the Midco Blocked Account and such amounts will be immediately applied by the Original French Facility Lender (in its capacity as Facility B Borrower) in prepayment of the Facility B Loan. The Facility B Lender's corresponding Commitment(s) shall accordingly be cancelled in the amount of the participation repaid or prepaid.

7.2	Change of control and minimum parameter mandatory prepayment events

(a)	For the purpose of this Clause 7.2:

(i)	Change of Control means the Sponsor, a Sponsor Affiliate or a Related Entity ceases to control any Obligor (unless in the context of a Permitted Disposal);

(ii)	control means (whether directly or indirectly):

(A)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

I.	cast, or control the casting of more than 50 per cent. of voting share capital of an Obligor;

II.	appoint or remove all, or the majority, of the directors, managers or other equivalent officers of an Obligor; and

III.	give directions with respect to the operating and financial policies of an Obligor with which the directors, managers or other equivalent officers of that Obligor are obliged to comply; and

(B)
the holding beneficially of more than 50 per cent. of the issued share capital of an Obligor (excluding, in each case, any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(iii)	Related Entity means any entity which is advised or managed by NorthStar Asset Management Group Inc. or an Affiliate thereof.

(b)	If:

(i)	a Change of Control occurs; or

(ii)	at any time, the only Properties remaining in the Group are Dutch Properties, the Agent will immediately cancel the Commitments and declare all outstanding Loans, together with accrued interest and all other amounts accrued under the Finance Document immediately due and payable, whereupon the Commitments will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

7.3	Mandatory prepayment – remaining loan
If on the earlier of the date of a Disposal or any Interest Payment Date, the aggregate amount of all Loans outstanding under the Finance Documents (excluding the French Facility Loans) are equal to or less than €30,000,000 (and, for these purposes, any loans in sterling will be nominally converted at that time into euro at the Agent’s Spot Rate of Exchange at that time) the Agent will, by not less than 30 Business Days' notice to the Obligor's Agent, cancel the Commitments and declare all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Commitments will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

7.4	Mandatory prepayment
The Company must (and must procure that the other Obligors must) apply the following amounts in prepayment of the Loans, and payment of prepayment fees and other amounts referred to in paragraph (b) of Clause 7.11 (Restrictions) at the time and in the order of application contemplated by Clause 7.6 (Application of mandatory prepayments):

(a)	the amount of any Disposal Proceeds;

(b)	the amount of any Insurance Prepayment Proceeds;

(c)	the amount of any Compensation Prepayment Proceeds; and

(d)	the amount of any Recovery Prepayment Proceeds.

7.5	Cash Trap Event mandatory prepayment

(a)
If, on any Interest Payment Date, a Cash Trap Event occurs and no Cash Trap Event had occurred on the immediately preceding Interest Payment Date, no Obligor will be required to apply any Cash Trap Proceeds in prepayment of the Loans on that Interest Payment Date.

(b)
If, on any Interest Payment Date, a Cash Trap Event occurs and a Cash Trap Event had occurred on the immediately preceding Interest Payment Date, the Security Agent shall (and is irrevocably authorised by the Company and the French Facility Borrowers to) withdraw such Cash Trap Proceeds from the relevant Reserve Accounts and apply such proceeds in prepayment of the relevant Loans on that Interest Payment Date in accordance with provisions of Clause 7.6(f) (Application of mandatory prepayments) until no Cash Trap Event (calculated on a pro forma basis on that Interest Payment Date, taking into account the Loans so prepaid) is continuing (the Relevant Cash Trap Proceeds). Any Cash Trap Proceeds standing to the credit of a Reserve Account after such prepayment of the Relevant Cash Trap Proceeds on the relevant Interest Payment Date will remain in such Reserve Account until released and transferred in accordance with paragraph (c) below.

(c)
If, on any Interest Payment Date, no Cash Trap Event occurs and Cash Trap Proceeds are continuing to stand to the credit of any Reserve Account and no Cash Trap Event occurred on the previous Interest Payment Date, then provided that no Default is continuing (and provided that no Default or Cash Trap Event will occur as a result) the Security Agent shall (and is irrevocably authorised by the Company to) withdraw such Cash Trap Proceeds from the Reserve Account and transfer them:

(i)	with respect to any Cash Trap Proceeds standing to the credit of the Company Reserve Accounts, to the Company's General Account; and

(ii)	with respect to any Cash Trap Proceeds standing to the credit of a French Facility Borrower Reserve Account, to the General Account of such French Facility Borrower.

7.6	Application of mandatory prepayments

(a)
An amount referred to in paragraph (a) of Clause 7.4 (Mandatory prepayment)) which is paid into a Deposit Account as a result of a Release Price Disposal must be applied on the date provided for in accordance with paragraph (b) of Clause 17.7 (Deposit Account) as follows:

(i)
first, in an amount equal to the Release Price of the Property or Properties the subject of, or owned by the Obligor the Ownership Interests of which were the subject of, the relevant Release Price Disposal:

(A)	in or towards prepayment of the Loan made to the relevant Borrower that owned that Property; and

(B)
except for any French Obligor, after prepayment of the Loan referred to in sub-paragraph (A) above (i) first, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in the same currency as the Loan referred to in sub-paragraph (A) above pro rata and (ii) secondly, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in a different currency to the currency of the Loan referred to in sub-paragraph (A) above pro rata; and

(ii)
secondly, in or towards payment of any amount that is or will become due and payable in accordance with paragraph (b) of Clause 7.11 (Restrictions) arising as a result of the prepayments referred to in sub-paragraph (i) above provided that any relevant French Obligor shall only be required to pay amounts in accordance with paragraph (b) of Clause 7.11 (Restrictions) as a result of the prepayments of Loans made to that French Obligor; and

(iii)	thirdly, in payment of any surplus to the relevant General Account.

(b)
An amount referred to in paragraph (a) of Clause 7.4 (Mandatory prepayment)) which is paid into a Deposit Account as a result of a Total Prepayment Disposal must be applied on the date provided for in accordance with paragraph (b) of Clause 17.7 (Deposit Account) as follows:

(i)	first:

(A)	in or towards prepayment of the Loan made to the relevant Borrower that owned that Property; and

(B)
except for any French Obligor, after prepayment of the Loan referred to in sub-paragraph (A) above (i) first, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in the same currency as the Loan referred to in sub-paragraph (A) above pro rata and (ii) secondly, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in a different currency to the currency of the Loan referred to in sub-paragraph (A) above pro rata; and

(ii)
secondly, in or towards payment of any amount that is or will become due and payable in accordance with paragraph (b) of Clause 7.11 (Restrictions) arising as a result of the prepayments referred to in sub-paragraph (i) above provided that any relevant French Obligor shall only be required to pay amounts in accordance with paragraph (b) of Clause 7.11 (Restrictions) as a result of the prepayments of Loans made to that French Obligor.

(iii)	thirdly, in payment of any surplus to the relevant General Account.

(c)
An amount referred to in paragraphs 7.4(b) to (d) of Clause 7.4 (Mandatory prepayment)) must be applied on the date provided for in accordance with paragraph (b) of Clause 17.7 (Deposit Account) as follows:

(i)	first:

(A)	in or towards prepayment of the Loan made to the relevant Borrower referred to in paragraph (e) below; and

(B)
except for any French Obligor, after prepayment of the Loan referred to in sub-paragraph (A) above (i) first, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in the same currency as the Loan referred to in sub-paragraph (A) above pro rata and (ii) secondly, in or towards prepayment of the other Loans (other than, as applicable, the French Facility Loans) which are made in a different currency to the currency of the Loan defined to in sub-paragraph (A) above pro rata; and

(ii)	secondly, in or towards payment of prepayment fees arising as a result of the prepayments referred to in sub-paragraph (i) above (except for any French Obligor, it being specified that any relevant French Obligor should only pay the fees arising as a result of the prepayments referred to in sub-paragraph (i)(A) above) and any other amount that is or will become due and payable in accordance with paragraph (a) of Clause 7.11 (Restrictions) as a result of the prepayments referred to in sub-paragraph (i) above (except for any French Obligor, it being specified that any relevant French Obligor should only pay the amount in accordance with paragraph (a) of Clause 7.11 (Restrictions) as a result of the prepayments referred to in sub-paragraph (i)(A) above).

(iii)	thirdly, in payment of any surplus to the relevant General Account.

(d)	For the purposes of paragraph (c)(i)(A) above, the relevant Borrower is:

(i)	insofar as the relevant amount to be applied in prepayment is derived from or relates to an Borrower or the Ownership Interests of any Borrower, that Borrower;

(ii)	otherwise, such Borrower as the Majority Lenders elect.

(e)	For the purposes of allocating any amounts which are required to be prepaid in accordance with paragraph (b)(i)(B) or paragraph (c)(i)(B) above between the Borrowers:

(i)	first, any such amounts in sterling will be nominally converted into euro at the Agent’s Spot Rate of Exchange on the relevant prepayment date;

(ii)
secondly, following any nominal conversion made pursuant to sub-paragraph (i) above, the total amount to be prepaid will be allocated between all the Borrowers (other than the French Facility Borrowers) by reference for each of such Borrowers to the proportion that the outstanding amount of a such Borrower’s Loan at that time bears to the amount of all Loans (other than the French Facility Loans and the Facility B Loan) owed by all Borrowers at that time (and, for this purpose, any Facility C Loans will be nominally converted from sterling into euro at the Agent's Spot Ratio of Exchange at that time); and

(iii)
thirdly, in order to discharge the prepayment obligations set out in paragraph (b)(i)(B) or paragraph (c)(i)(B) above, each Borrower (other than the French Facility Borrowers) will apply an amount equal to its pro-rated amount calculated in accordance with sub-paragraph (ii) above, provided that any Facility C Borrower shall first nominally convert its pro-rated amount into sterling at the Agent's Spot Rate of Exchange (which shall be the inverse of the exchange rates referred to in sub-paragraphs (i) and (ii) above) on the relevant prepayment date.

(f)	Any amount of Cash Trap Proceeds which is required to be prepaid in accordance with paragraph (b) of Clause 7.5 (Cash Trap Event mandatory prepayment) will be applied as follows:

(i)
first, any amount of Cash Trap Proceeds in sterling will be nominally converted to euro at the Agent's Spot Rate of Exchange on the date on which such Cash Trap Proceeds are required to be applied in prepayment of the Loans;

(ii)
secondly, following any nominal conversion made pursuant to sub-paragraph (i) above, the total amount of Cash Trap Proceeds standing to the credit of the Company Reserve Account in euro up to the Relevant Cash Trap Proceeds reduced by the whole amount credited to the French Facility Borrower Reserve Accounts will be allocated between all the Borrowers (other than the Facility B Borrower and the French Facility Borrowers) by reference to the proportion that the outstanding amount of any such Borrowers’ Loan at that time bears to the amount of all Loans owed by such Borrowers at that time (and, for this purpose, any Facility C Loans will be nominally converted from sterling into euro at the Agent's Spot Ratio of Exchange at that time), the amount of each such Borrower's pro rata amount its Cash Trap Prepayment Allocation; and

(iii)	thirdly, the Security Agent will apply:

(A)
on behalf of each Borrower (other than the Facility B Borrower and the French Facility Borrowers) an amount of Cash Trap Proceeds standing to the credit of the Company's Euro Reserve Account which is equal to any such Borrower's Cash Trap Prepayment Allocation in prepayment of the Loan(s) made to such Borrower, provided that any Facility C Borrower shall first nominally convert its Cash Trap Prepayment Allocation into sterling at the Agent's Spot Rate of Exchange (which shall be the inverse of the exchange rates referred to in sub-paragraphs (i) and (ii) above) on the date on which such Cash Trap Proceeds are required to be applied in prepayment of the relevant Loans; and

(B)	on behalf of:

I.
each French Facility Borrower, the amount of Cash Trap Proceeds standing to the credit of its French Facility Borrower Reserve Account in prepayment of its French Facility Loan into the Midco Blocked Account;

II.
the French Facility B Lender in prepayment of the Facility B Loan for an amount corresponding to the aggregate amount of the prepayments made under the French Facility Loans credited to the Midco Blocked Account.

(g)
At any time when the Facility B Loan remains outstanding, any amounts which are prepaid by or on behalf of a French Facility Borrower pursuant to Clause 7.4 (Mandatory prepayment) and pursuant to Clause 7.5 (Cash Trap Event mandatory prepayment) must be paid into the Midco Blocked Account and such amounts must be immediately applied by the Original French Facility Lender (in its capacity as Facility B Borrower) in prepayment of the Facility B Loan

(h)
At any time a French Facility Borrower makes a prepayment pursuant to the Clause 7.4 (Mandatory prepayment), the Company must ensure (and must procure that the other Obligors (other than the French Obligors) must ensure) that an amount equal to the French Mandatory Prepayment Shortfall Amount is paid to the Agent to be applied:

(i)	first, in or towards prepayment of the Loans which are made in Euros pro rata;

(ii)	secondly, in or towards prepayment of the other Loans which are not made in Euros pro rata.

7.7	Facility B Loan mandatory prepayment
Following an assignment of all of the Original French Facility Lender’s rights in respect of each French Facility in accordance with Clause 25.3(b), the Original French Facility Lender must apply, in its capacity as the Facility B Borrower, the proceeds received from such assignment in immediate prepayment of the Facility B Loan.

7.8	Voluntary cancellation

(a)
Subject to Clause 7.11 (Restrictions), the Obligors' Agent may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part, being:

(i)	in respect of a Facility A, Facility B and any French Facility, €1,000,000; and

(ii)	in respect of a Facility C, £1,000,000,
of the relevant Available Facility.

(b)	Any cancellation under this Clause 7.8 shall reduce the Commitments of the Lenders rateably under that Available Facility.

(c)
At any time when the Facility B Loan is still outstanding, the Obligors' Agent may only voluntarily cancel all or any part of the Facility B Loan if, at the same time, a corresponding part of the French Facility is also cancelled.

7.9	Voluntary prepayment of Loans

(a)
Subject to Clause 7.11 (Restrictions), a Borrower may, if it gives the Agent not less than five Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loans, but. if in part, being an amount that reduces the amount of the Loans by a minimum of:

(i)	in respect of a Facility A Loan, the Facility B Loan and any French Facility Loan, €1,000,000; and

(ii)	in respect of a Facility C Loan, £1,000,000.

(b)	A Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).

7.10	Right of repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph (c) of Clause 12.2 (Tax gross-up); or

(ii)	any Lender claims indemnification under Clause 12.3 (Tax indemnity) or Clause 13.1 (Increased Costs); or

(iii)
any amount payable to any Lender (other than the Original French Facility Lender or any affiliated successor) by a French Obligor is not, or will not be (when the relevant corporate income tax is calculated) treated as a deductible charge or expense for French tax purposes by reason of that amount being (i) paid or accrued to a Lender incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction, or (ii) paid to an account opened in the name of or for the benefit of that Lender (including, for the avoidance of doubt an account opened by the Security Agent) in a financial institution situated in the Non-Cooperative Jurisdiction, the Obligors' Agent may, whilst the circumstance giving rise to the requirement for that increase, indemnification or non-deductibility continues, give the Agent notice of cancellation of the Commitments of that Lender and its intention to procure the repayment of that Lender's participation in the Loans.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitments of that Lender shall immediately be reduced to zero.

(c)
On the last day of each Interest Period which ends after the Obligors' Agent has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Obligors' Agent in that notice), the Borrowers shall repay that Lender's participation in that Loan.

7.11	Restrictions

(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement or any French Term Loan Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement and any French Term Loan Agreement shall be made together with (without double counting):

(i)
accrued interest (excluding Margin unless in the context of a securitisation of the Facilities) and, if that repayment or prepayment is made on a day which is not an Interest Payment Date, interest (including Margin) which (but for the relevant repayment or prepayment) would accrue on the amount repaid or prepaid during the period up to and including the next Interest Payment Date;

(ii)	any applicable prepayment fees which are due and payable pursuant to Clause 11.4 (Prepayment Fee);

(iii)	any applicable Break Costs; and

(iv)	any other amounts due under the Finance Documents which become due and payable as a result of the prepayment.

(c)	No Borrower may reborrow all or any part of the Facilities which is prepaid.

(d)	No Borrower may repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement and any French Term Loan Agreement may be subsequently reinstated.

(f)	If the Agent receives a notice under this Clause 7 it shall promptly forward a copy of that notice to either the Obligors' Agent or the affected Lenders, as appropriate.

(g)
If all or part of any Lender's participation in a Loan is repaid or prepaid, an amount of that Lender's Commitment (equal to the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment.

(h)
Any prepayment of a Loan (other than a prepayment to a single Lender pursuant to Clause 7.1 (Illegality), Clause 7.2 (Change of control and minimum parameter mandatory prepayment events) or Clause 7.10 (Right of repayment and cancellation in relation to a single Lender)) shall be applied pro rata to each Lender's participation in that Loan.

7.12	Right of cancellation in relation to a Defaulting Lender

(a)
If any Lender becomes a Defaulting Lender, the Company may, at any time whilst the Lender continues to be a Defaulting Lender, give the Agent 5 Business Days' notice of cancellation of each Available Commitment of that Lender.

(b)	On the notice referred to in paragraph (a) above becoming effective, each Available Commitment of the Defaulting Lender shall immediately be reduced to zero.

(c)	The Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.

7.13	German Property restrictions – mandatory prepayment
If an Obligor is notified that:

(a)
any restrictions resulting from monument protection (Denkmalschutz), ordinances for urban design or preservation (Gestaltungs- oder Erhaltungssatzungen) or urban development contracts (städtebauliche Verträge) apply to a German Property; or

(b)	an agreement, interest, right or easement or other matter whatsoever adversely affects a German Property in any material respect, the Company shall promptly notify the Agent of the applicable restriction, agreement, interest, right or easement. Following receipt of that notice, the Agent may, instruct a Valuer in accordance with and subject to Clause 16.4 (Valuations) to provide a Valuation (in form and substance satisfactory to the Agent) in respect of the relevant German Property. If that Valuation evidences a material impairment to the value of that German Property as a result of such restriction, agreement, interest, right or easement applying to it, the Company shall procure that an amount equal to that impairment in value is prepaid within 20 Business Days of the date of the Valuation.

8.	INTEREST

8.1	Calculation of interest
The rate of interest on each Lender’s participation in a Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	margin for that Lender applicable to that Lender’s participation in the Loans (the Margin); and

(b)	in relation to:

(i)	any Loan in euro, EURIBOR; or

(ii)	any Loan in sterling, LIBOR,

provided that the rate of interest in respect of the first Interest Period shall be calculated to include one additional day of funding costs for the Lenders equal to one day EURIBOR on 7 April 2015 (in relation to each Loan in euro) and one day LIBOR on 7 April 2015 (in relation to each Loan in sterling) for that day.

8.2	Payment of interest
Each Borrower to which a Loan has been made shall pay accrued interest on that Loan on each Interest Payment Date.

8.3	Hedging

(a)	The Company and/or the Borrowers must:

(i)	enter into Hedging Agreements on or before the first Utilisation Date which must be maintained at all times in accordance with this Clause 8.3; and

(ii)	promptly (and in any event within five Business Days of entering into a Hedging Agreement) provide the Agent with copies of each Hedging Agreement which the Company and/or the Borrowers are party to.

(b)
At all times the aggregate notional amount of the transactions entered into under any Hedging Agreement must be at least equal to 100 per cent. of the value of the aggregate amount of outstanding Loans.

(c)	Subject to paragraph (j) below, all Hedging Agreements must:

(i)	provide for interest rate caps with a strike rate in respect of all of the hedging arrangements hedging the Loans denominated in euro at any time:

(A)	in respect of the period from (and including) the first Utilisation Date to (but excluding) the first anniversary of the Utilisation Date, of 2.00 per cent. per annum; and

(B)
in respect of the period from (and including) the first anniversary of the first Utilisation Date to (but excluding) the Final Repayment Date, that would generate a Default Level Debt Service Cover Ratio of 1.25:1 (for the avoidance of doubt taking into account the Margin) (calculated as at the Interest Payment date falling immediately prior to the entry into of the relevant Hedging Agreement);

(ii)	provide for interest rate caps with a strike rate in respect of all of the hedging arrangements hedging the Loans denominated in sterling at any time:

(A)	in respect of the period from (and including) the first Utilisation Date to (but excluding) the first anniversary of the first Utilisation Date, of 2.00 per cent. per annum; and

(B)
in respect of the period from (and including) the first anniversary of the first Utilisation Date to (but excluding) the Final Repayment Date, that would generate a Default Level Debt Service Cover Ratio of 1.25:1 (for the avoidance of doubt taking into account the Margin) (calculated as at the Interest Payment date falling immediately prior to the entry into of the relevant Hedging Agreement);

(iii)	in respect of the period from (and including) the first Utilisation Date to (but excluding) the first anniversary of the Utilisation Date be for successive terms which are not shorter than six Months;

(iv)	in respect of the period from (and including) the first anniversary of the Utilisation Date to (and including) the Final Repayment Date be for a term ending on the Final Repayment Date;

(v)	be with a Counterparty whose rating complies with the Requisite Rating;

(vi)	be with a Counterparty acceptable to the Agent (acting reasonably);

(vii)	have settlement dates coinciding with the Interest Payment Dates; and

(viii)	be based on an ISDA Master Agreement (including where an ISDA Master Agreement is incorporated by reference) and otherwise in form and substance satisfactory to the Agent.

(d)
The rights of the Obligors under any Hedging Agreement must, without prejudice to, and after giving effect to, any contractual netting provision contained in that Hedging Agreement, be charged and/or assigned by way of security under a Security Document.

(e)	The parties to each Hedging Agreement must comply with the terms of that Hedging Agreement.

(i)	Neither a Counterparty nor the Company may amend or waive the terms of any Hedging Agreement without the consent of the Agent (acting reasonably).

(ii)	Sub-paragraph (i) above does not apply to an amendment or waiver that is administrative or mechanical in nature and does not give rise to a conflict with any provision of the Finance Documents.

(f)	The Company may not terminate or close out any hedging arrangements entered into pursuant to any Hedging Agreement except:

(i)	if it becomes illegal for it to continue to comply with its obligations under the Hedging Agreement or those hedging arrangements;

(ii)	if following such termination or close out the Company enters into hedging arrangements which are or will be evidenced by Hedging Agreements which comply with the provisions of this Clause 8.3;

(iii)	if the Secured Liabilities have unconditionally and irrevocably been paid and discharged in full; or

(iv)	with the prior written consent of the Agent.

(g)	If a Counterparty ceases to have a Requisite Rating (a Hedge Downgrade Trigger), the Company shall procure that either:

(i)	each Hedging Agreement entered into with such Counterparty is terminated or closed-out and new Hedging Agreements are entered into which comply with this Clause; or

(ii)	such Counterparty grants Security in favour of the Company (and over which Transaction Security is granted in favour of the Finance Parties) over an account into which it deposits an amount equal to the mark to market value of such Counterparty's obligations under each Hedging Agreement to which it is a party, in each case as soon as reasonably practicable but in any event by no later than 30 days after the occurrence of such Hedge Downgrade Trigger.

(h)
If any Hedging Agreement is terminated under paragraph (g)(i), the Company must, as soon as practicable and in any event within 30 days of the termination of the relevant Hedging Agreement (or procure that the Borrowers enter into Hedging Agreements), enter into Hedging Agreements which comply with this Clause 8.3.

(i)
If a Counterparty grants Security in favour of the Company under paragraph (g)(ii) above and that Counterparty ceases to have a Revised Requisite Rating the Company must terminate the or close out the Hedging Agreements with that Counterparty and enter into Hedging Agreements which comply with this Clause 8.3 as soon as reasonably practicable but in any event by no later than 30 days after the Counterparty ceases to have a Revised Requisite Rating.

(j)	The Company and all the Lenders may amend the terms of the Finance Documents to allow for interest rate swaps to be provided on such terms as the Lenders and the Company may agree.

(k)	In relation to any Hedging Agreement entered into by the Company:

(i)	each Borrower will take the benefit of the Hedging Agreement in a notional principal amount equal to and in the same currency as the Loan in respect of which it is a Borrower;

(ii)	each Borrower will pay or account to the Company for its pro rata share of the premium payable or paid by the Company for the interest rate caps; and

(iii)
the Company will pay or account to each Borrower for any amount received under the Hedging Agreements pro rata to each Borrower' s notional principal amount and currency in respect of the Loans advanced to those Borrowers.

(l)	All amounts payable to a Borrower under paragraph (k) above must be transferred directly into that Borrower’s Rent Account.

8.4	Default interest

(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (c) below, is two per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably).

(b)	Any interest accruing under this Clause 8.4 shall be immediately payable by that Obligor on demand by the Agent.

(c)	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)
the rate of interest applying to the overdue amount during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.

(d)
Except for a French Obligor, default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

(e)
For a French Obligor, default interest (if unpaid) on an overdue amount due by a French Obligor will be compounded with that overdue amount only if, in accordance with article 1154 of the French Civil Code, that interest is due for a period of at least one year, but will remain immediately due and payable.

8.5	Notification of rates of interest
The Agent shall promptly notify the relevant Lenders and the Borrowers of the determination of a rate of interest under this Agreement and a French Term Loan Agreement.

9.	INTEREST PERIODS

9.1	Length of Interest Periods
Each Interest Period for a Loan shall start on its Utilisation Date or (if already made) on the last day of its preceding Interest Period and end on the next Interest Payment Date.

9.2	Non-Business Days
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10.	CHANGES TO THE CALCULATION OF INTEREST

10.1	Unavailability of Screen Rate

(a)	Interpolated Screen Rate
If no Screen Rate is available for LIBOR or, if applicable, EURIBOR for the Interest Period of a Loan, the applicable LIBOR or EURIBOR shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan.

(b)	Reference Bank Rate
If paragraph (a) above applies but it is not possible to calculate the Interpolated Screen Rate, the applicable LIBOR or EURIBOR for the Interest Period of a Loan shall be the Reference Bank Rate as of the Specified Time for the Currency of that Loan and for a period equal in length to the Interest Period of that Loan.

(c)	Cost of funds
If paragraph (b) above applies but no Reference Bank Rate is available for the relevant currency or the relevant Interest Period there shall be no LIBOR or EURIBOR for that Loan and Clause 10.4 (Cost of funds) shall apply to that Loan for that Interest Period.

10.2	Calculation of Reference Bank Rate

(a)
Subject to paragraph (b) below, if LIBOR or EURIBOR is to be determined on the basis of a Reference Bank Rate but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.

(b)	If at or about noon on the Quotation Day none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant Interest Period.

10.3	Market disruption
If LIBOR or EURIBOR is determined otherwise than on the basis of a Reference Bank Rate and before close of business in London on the Quotation Day for the relevant Interest Period the Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 35% of that Loan) that the cost to it of funding its participation in that Loan from whatever source it may reasonably select for that Interest Period would be in excess of LIBOR or, if applicable EURIBOR then Clause 10.4 (Cost of funds) shall apply to that Loan for the relevant Interest Period.

10.4	Cost of funds

(a)	If this Clause 10.4 applies, the rate of interest on each Lender's share of the relevant Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)
the rate notified to the Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)
If this Clause 10.4 applies and the Agent or the Obligors' Agent so requires, the Agent and the Obligors' Agent shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Obligors' Agent, be binding on all Parties.

(d)
In respect of the French Facility Loans, the applicable cost of funds of the Original French Facility Lender under this Clause 10.4 will be the interest rate applicable under the Facility B Loan following application of the provisions of this Clause 10.4.

10.5	Break Costs

(a)
Each Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by that Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11.	FEES

11.1	Arrangement fee
The Company must pay to the Arranger (for its own account) an arrangement fee in the amount and at the times agreed in a Fee Letter.

11.2	Agency fee
The Company must pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

11.3	Security Agency Fee
The Company must pay to the Security Agent (for its own account) a security agent fee in the amounts and at the times agreed in a Fee Letter.

11.4	Prepayment Fee

(a)
Subject to paragraph (b) below, on the date (such date a Prepayment Date) of any mandatory or voluntary prepayment of all or any part of any Loan pursuant to Clause 7 (Prepayment and Cancellation), the Company must (or must procure that the Borrowers) pay to the Agent for the account of each relevant Lender a prepayment fee (a Prepayment Fee) as follows:

(i)
if the prepayment occurs before (and including) the first anniversary of the first Utilisation Date (the First Anniversary Date), an amount equal to 1.5 per cent. of the aggregate amount of principal prepaid;

(ii)
if the prepayment occurs after the First Anniversary Date but before (and including) the second anniversary of the first Utilisation Date (the Second Anniversary Date), an amount equal to 1.0 per cent. of the aggregate amount of principal prepaid; and

(iii)
if the prepayment occurs after the Second Anniversary Date but before (and including) the third anniversary of the first Utilisation Date (the Third Anniversary Date), an amount equal to 0.75 per cent. of the aggregate amount of principal prepaid.

(b)	Paragraph (a) above does not apply if a prepayment of all or part of a Loan is made:

(i)	under Clause 7.1 (Illegality);

(ii)	from a Cure Amount (where such Cure Amount has been applied in prepayment of such Loan in accordance with this Agreement);

(iii)	from Insurance Prepayment Proceeds (where such Insurance Prepayment Proceeds have been applied in prepayment of such Loan in accordance with this Agreement); or

(iv)	under Clause 7.10 (Right of repayment and cancellation in relation to a single Lender); or

(v)	at any time after (and excluding) the Third Anniversary Date.

(c)
Notwithstanding paragraphs (a) and (b) above but subject to paragraph (d) below, no Prepayment Fee will be payable on a prepayment of part of a Loan made under, and in accordance with, the Finance Documents if such prepayment, when aggregated with any other prepayment of a Loan made under, and in accordance with, the Finance Documents on or before the relevant prepayment date does not exceed an aggregate amount which is equal to 25 per cent. of all Loans made on the Utilisation Dates.

(d)
If any Lender becomes a Non-Consenting Lender and its participations in the Loans are prepaid in accordance with Clause 38.7 (Replacement of a Lender), the Prepayment Fee payable to that Lender shall be calculated on the basis of an assumption (for the purposes of this paragraph (d) only) that all outstanding Loans are prepaid on the same date as the date on which the participations in the Loans are prepaid to the relevant Non-Consenting Lender.

12.	TAX GROSS-UP AND INDEMNITIES

12.1	Tax Definitions

(a)	In this Agreement:
Borrower DTTP Filing means an HM Revenue & Customs Form DTTP2 duly completed and filed by the Borrower, which:

(i)
where it relates to a UK Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender's name in Part 2 of Schedule 1 (Original Parties), and is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or

(ii)
where it relates to a UK Treaty Lender that is a New Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the relevant Assignment Agreement and is filed with HM Revenue & Customs within 30 days of that Transfer Date.

Borrower’s Jurisdiction means in relation to the French Facility Borrowers, France, in relation to the UK Borrowers, the UK, in relation to the German Borrowers, Germany and Luxembourg, and in relation to the Dutch Borrowers, the Netherlands.
Dutch Qualifying Lender means, in respect of payments made by a Dutch Obligor, a Lender which:

(i)	is an Other Treaty Lender; or

(ii)	a Lender which is otherwise exempt from any Dutch Tax imposed on interest payments due to that Lender under a Finance Document.
French Qualifying Lender means, in respect of payments made by a French Facility Borrower, a Lender which:

(i)	is an Other Treaty Lender; or

(ii)	fulfils the conditions imposed by French law, in order for an interest payment not to be subject to (or as the case may be, to be exempt from) any Tax Deduction; or

(iii)	the Original French Facility Lender or any affiliated successor.
German Qualifying Lender means a Lender which is:

(i)	tax resident in Germany or lending through a Facility Office in Germany; or

(ii)	an Other Treaty Lender.
Non-Bank Lender means where a Lender becomes a Party after the day on which this Agreement is entered into, a Lender which gives a Tax Confirmation in the Assignment Agreement which it executes on becoming a Party.
Protected Party means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.
Qualifying Lender means:

(i)	in relation to a payment made by a UK Borrower under a Finance Document, a UK Qualifying Lender;

(ii)	in relation to a payment made by a French Facility Borrower under a Finance Document, a French Qualifying Lender;

(iii)	in relation to a payment made by a German Borrower under a Finance Document, a German Qualifying Lender;

(iv)	in relation to a payment made by a Dutch Borrower under a Finance Document, a Dutch Qualifying Lender
Tax Confirmation means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document is either:

(i)	a company resident in the United Kingdom for United Kingdom tax purposes;

(ii)	a partnership each member of which is:

(A)	a company so resident in the United Kingdom; or

(B)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(iii)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

Tax Credit means a credit against, relief or remission for, or repayment of any Tax.
Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document other than a FATCA Deduction.
Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

Treaty Lender means:

(a)	in respect of a payment by a UK Borrower, a Lender which:

(i)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(ii)	does not carry on a business in the United Kingdom through a permanent establishment with which that Lender's participation in the Loan is effectively connected; and

(iii)
fulfils any conditions which must be fulfilled under the double taxation agreement for residents of that Treaty State to obtain full exemption from taxation on interest imposed by the United Kingdom except that for this purpose it is assumed that the following are fulfilled:

(A)
any condition contained in the Treaty which relates to the amount or terms of that advance or to there not being a special relationship between the Obligor and the Lender or between both of them and another person by reason of which the amount of interest paid exceeds the amount which would have been paid in the absence of such relationship; and

(B)	any necessary procedural formalities (a UK Treaty Lender); and

(b)	in respect of a payment by a Borrower other than a UK Borrower, a Lender which:

(i)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(ii)	does not carry on a business in the Borrower's Jurisdiction through a permanent establishment with which that Lender's participation in the Loan is effectively connected;

(iii)
fulfils any conditions which must be fulfilled under the double taxation agreement for residents of that Treaty State to obtain full exemption from taxation on interest imposed by the Borrower’s Jurisdiction except that for this purpose it is assumed that the following are fulfilled:

(A)
any condition contained in the Treaty which relates to the amount or terms of that advance or to there not being a special relationship between the Obligor and the Lender or between both of them and another person by reason of which the amount of interest paid exceeds the amount which would have been paid in the absence of such relationship; and

(B)	any necessary procedural formalities; and

(iv)	if such payment is by a French Facility Borrower, a Lender which is acting from a Facility Office situated in its jurisdiction of incorporation (an Other Treaty Lender).
Treaty State means a jurisdiction having a double taxation agreement (a Treaty) with the Borrower's Jurisdiction of the relevant Obligor which makes provision for full exemption from tax imposed by the relevant Borrower's Jurisdiction on interest.

UK Qualifying Lender means, in respect of an advance made to a UK Borrower:

(i)	a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Finance Document and is:

(A)	a Lender:

(1)
which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Finance Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or

(2)
in respect of an advance made under a Finance Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or

(B)	a Lender which is:

(1)	a company resident in the United Kingdom for United Kingdom tax purposes;

(2)	a partnership each member of which is:
(aa)    a company so resident in the United Kingdom; or

(bb)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;

(3)
a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(C)	a UK Treaty Lender; or

(ii)	a Lender which is a building society (as defined for the purpose of section 880 of the ITA) making an advance under a Finance Document.

(b)
Unless a contrary indication appears, in this Clause 12 (Tax Gross-Up and Indemnities) a reference to determines or determined means a determination made in the absolute discretion of the person making the determination, acting in good faith.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)
The Obligors' Agent shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, a Lender shall promptly notify the Agent on becoming so aware in respect of a payment payable to that Lender. If the Agent receives such notification from a Lender it shall notify the Obligors' Agent and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)	A payment shall not be increased under clause 12.2(c) by reason of a Tax Deduction on account of Tax imposed by a Borrower's Jurisdiction, if on the date on which the payment falls due:

(i)
the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)
the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without any Tax Deduction had that Lender complied with its obligations under paragraph (i) or (j) below; or

(iii)
the German Borrower is required by the relevant Tax office to make a Tax Deduction on account of German Tax based on section 50a paragraph 7 German Income Tax Act (Einkommensteuergesetz) or any law amending or replacing section 50a paragraph 7 German Income Tax Act having the same effect.

(e)
A French Obligor shall not be required to make an increased payment under Clause 12.2(c) above to a Lender (other than the Original French Facility Lender or any affiliated successor) by reason of any Tax Deduction for or on account of Tax imposed by France on a payment made to a Lender if such Tax Deduction is imposed solely because this payment is made to an account opened in the name of or for the benefit of that Lender (including, for the avoidance of doubt an account opened by the Security Agent) in a financial institution situated in a Non-Cooperative Jurisdiction.

(f)
A Guarantor will not be obliged to make an increased payment under Clause 12.2(c) above with respect to a payment by it in respect of a liability due for payment by a Borrower to the extent that, had the relevant payment been made by that Borrower, Tax would have been imposed on such payment for which that Borrower would not have been obliged to make an increased payment under Clause 12.2(c) above.

(g)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(h)
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Agent for the Finance Party entitled to the payment a statement under Section 975 of ITA (where the Tax Deduction is in respect of tax imposed by the United Kingdom) or other evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(i) (i)
Subject to subparagraph (ii) below, a Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(ii)

(A)
A UK Treaty Lender which becomes a Party on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in Part 2 of Schedule 1 (Original Parties); and

(B)
a New Lender that is a UK Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the Assignment Agreement which it executes, and, having done so, that UK Treaty Lender shall be under no obligation pursuant to subparagraph (i) above in relation to completing any procedural formalities necessary for that Obligor to obtain authorisation to make a United Kingdom sourced interest payment without a Tax Deduction.

(j)	If a UK Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with subparagraph (i)(ii) above and:

(i)	the Borrower making a payment to that Lender has not made a Borrower DTTP Filing in respect of that Lender; or

(ii)	the Borrower making a payment to that Lender has made a Borrower DTTP Filing in respect of that Lender but:

(A)	that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or

(B)	HM Revenue & Customs has not given the Borrower authority to make payments to that Lender without a Tax Deduction within 60 days of the date of the Borrower DTTP Filing, and in each case, the Borrower has notified that Lender in writing, that Lender and the Borrower shall co-operate in completing any additional procedural formalities necessary for the Borrower to obtain authorisation to make that payment without a Tax Deduction.

(k)
If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with subparagraph (i)(ii) above , no Obligor shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender's Commitment or its participation in any Loan unless the Lender otherwise agrees.

(l)	The Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Agent for delivery to the relevant Lender.

(m)	A Non-Bank Lender which becomes a Party after the date on which this Agreement is entered into gives a Tax Confirmation to each Obligor by entering into an Assignment Agreement.

(n)	A Non-Bank Lender shall promptly notify the Obligors' Agent and the Agent if there is any change in the position from that set out in the Tax Confirmation.

(o)	Any Lender which is a Treaty Lender and which ceases, for whatever reason, to be a Qualifying Lender shall promptly notify the Borrower and the Agent of that change in status.

12.3	Tax indemnity

(a)
Each Obligor shall (within three Business Days of demand by the Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction; or

(C)
under the laws of the Netherlands to the extent such Tax becomes payable as a result of such Protected Party having a substantial interest (aanmerkelijk belang) in an Obligor as laid down in the Netherlands Income Tax Act 2001 (Wet inkomstenbelasting 2001);

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)
with respect to any Tax assessed on a Finance Party under the laws of Germany solely due to the fact that the Loans are secured (directly or indirectly) by real estate located in Germany (inländischem Grundbesitz) or by German rights subject to the civil code provisions relating to real estate (inländische Rechte, die den Vorschriften des bürgerlichen Rechts über Grundstücke unterliegen), unless the relevant Finance Party has been a Treaty Lender when it became a Party and the reason it has ceased to be a Treaty Lender is the introduction of, or a change in, any law or regulation, or a change in the interpretation or application of any law, treaty or regulation or in any published practice or published concession of any tax authority, after it became a Party; or

(iii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 12.2 (Tax gross-up);

(B)	would have been compensated for by an increased payment under Clause 12.2 (Tax gross-up) but was not so compensated solely because one of the exclusions in that clause applied;

(C)	relates to a FATCA Deduction required to be made by a Party.

(c)
A Protected Party making, or intending to make a claim under paragraph (a) shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall notify the Obligors' Agent.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Agent.

12.4	Tax Credit
If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit or part of that Tax Credit, the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Lender status confirmation
Each Lender which becomes a Party to this Agreement after the date of this Agreement shall indicate, in the Assignment Agreement which it executes on becoming a Party, for the benefit of the Agent and without liability to any Obligor, which of the following categories it falls in:

(a)	In respect of a payment made by a UK Borrower under a Finance Document:

(i)	not a UK Qualifying Lender;

(ii)	a UK Qualifying Lender (other than a UK Treaty Lender); or

(iii)	a UK Treaty Lender.

(b)	In respect of a payment made by a French Facility Borrower under a Finance Document:

(i)	not a French Qualifying Lender;

(ii)	a French Qualifying Lender (other than an Other Treaty Lender); or

(iii)	an Other Treaty Lender.

(c)	In respect of a payment made by a German Borrower under a Finance Document:

(i)	not a German Qualifying Lender;

(ii)	a German Qualifying Lender (other than an Other Treaty Lender); or

(iii)	an Other Treaty Lender.

(d)	In respect of a payment made by a Dutch Borrower under a Finance Document:

(i)	not a Dutch Qualifying Lender;

(ii)	a Dutch Qualifying Lender (other than an Other Treaty Lender); or

(iii)	an Other Treaty Lender
Such Lender shall also specify, in the Assignment Agreement which it executes upon becoming a Party to this Agreement, whether it is incorporated, domiciled, established, or acting through a Facility Office situated in a Non-Cooperative Jurisdiction.
If a New Lender fails to indicate its status in accordance with this Clause 12.5 then such New Lender shall be treated for the purposes of this Agreement (including by each Obligor as if it is not a Qualifying Lender until such time as it notifies the Agent which category applies (and the Agent, upon receipt of such notification, shall inform the Obligors' Agent). For the avoidance of doubt, an Assignment Agreement shall not be invalidated by any failure of a Lender to comply with this Clause 12.5.

12.6	Stamp taxes

(a)
The Company shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, land and buildings transaction tax, registration and other similar Taxes payable in respect of any Finance Document.

(b)
Clause 12.6(a) shall not apply to any cost, loss or liability any Finance Party incurs in relation to stamp duty, registration and other similar Taxes payable in respect of an assignment, transfer or other alienation of any kind by that Finance Party of any of its rights and/or obligations under any Finance Document, other than:

(i)
an assignment or transfer made as a result of an Obligor exercising its right under Clause 7.10 (Right of repayment and cancellation in relation to a single Lender) solely due to a change in any law or regulation;

(ii)
an assignment or transfer which a Finance Party is required to make, solely as a result of a change in any law or regulation, in order for that Finance Party to observe its obligations under Clause 15 (Mitigation by the Lenders); or

(iii)	an assignment or transfer required in order to enforce the Security Documents.

12.7	Value added tax

(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document, and that Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to that Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of that VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the Supplier) to any other Finance Party (the Recipient) under a Finance Document, and any Party other than the Recipient (the Relevant Party) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this subparagraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 12.7 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply, or (as appropriate) receiving the supply under the grouping rules (as provided for) in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or any other similar provision in any jurisdiction which is not a member state of the European Union) so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

12.8	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party; and

(ii)
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA.

(b)
If a Party confirms to another Party pursuant to subparagraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Party to do anything which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with subparagraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

12.9	FATCA Deduction

(a)
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Obligors' Agent and the Agent, and the Agent shall notify the other Finance Parties.

12.10	Other Information

(a)
Subject to paragraph (b) below, each Party shall, within ten Business Days of a reasonable request by another Party, supply to that other Party such forms, documentation and other information relating to its status as that other Party requests to enable that other Party to comply with any regulations made under section 222 of the Finance Act 2013 or any other applicable law or regulation in any jurisdiction implementing similar international arrangements for the exchange of Tax or financial information between jurisdictions.

(b)	No Party is obliged to do anything under paragraph (a) above which would or might in its reasonable opinion constitute a breach of any applicable:

(i)	law or regulation;

(ii)	fiduciary duty; or

(iii)	duty of confidentiality.

13.	INCREASED COSTS

13.1	Increased Costs

(a)
Subject to Clause 13.3 (Exceptions), each Borrower shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation after the date of this Agreement; or

(ii)	compliance with any law or regulation made after the date of this Agreement.

(b)	In this Clause 13, Increased Costs means:

(i)	a reduction in the rate of return from a Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document, which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

(c)
If a Finance Party (other than the Original French Facility Lender) incurs or suffers any Increased Costs in accordance with paragraph (a) above, the amount of such Increased Costs payable under a French Facility by a French Facility Borrower to the French Facility Lender is equal to the amount of the Increased Costs payable by the Facility B Borrower under a Facility B Loan calculated by reference to the proportion that the outstanding amount of any such French Facility Loan at that time bears to the amount of all French Facility Loans owed to the French Facility Lender.

13.2	Increased Cost claims

(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased Costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Obligors' Agent.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

(a)	Clause 13.1 (Increased Costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)
compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation;

(v)	attributable to the implementation or application of, or compliance with, Basel II (but excluding any amendment arising out of Basel III); or

(vi)	a Basel III Cost or a CRD IV Cost except to the extent that:

(A)	the relevant Finance Party confirms to the Agent and the Company that it is seeking to recover those costs to a similar extent from its comparable borrowers generally; and

(B)	the relevant Finance Party can demonstrate to the Agent and the Company that it was not able to determine the amount of those costs as at the date of this Agreement.

(b)	Clause 13.1 (Increased Costs) does not apply to the extent the Increased Cost is incurred by a Counterparty in its capacity as such.

(c)	In this Clause 13, a reference to:

(i)
Basel II means the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates);

(ii)	Basel III means:

(A)
the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision on 16 December 2010, each as amended, supplemented or restated; and

(B)
the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(C)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III"; and

(iii)	Basel III Costs means any Increased Cost attributable to the implementation or application of or compliance with Basel III.

(iv)	CRD IV means:

(A)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms; and

(B)	Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC.

(v)	CRD IV Costs means any Increased Cost attributable to the implementation or application of or compliance with CRD IV.

(d)	In this Clause 13.3, a reference to a Tax Deduction has the same meaning given to the term in Clause 12.1 (Tax Definitions).

14.	OTHER INDEMNITIES

14.1	Currency indemnity

(a)
If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor must as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

14.2	Other indemnities
Each Obligor must within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 31 (Sharing Among the Finance Parties);

(c)
funding, or making arrangements to fund, its participation in a Loan requested by a Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone), it being expressly agreed that if the first Utilisation Date does not take place on 8 April 2015 the Company shall promptly pay to the Original Lender the funding costs of the Original Lender equal to one day EURIBOR on 7 April 2015 (in relation to each Loan in euro which is proposed to be made on 8 April 2015) and one day LIBORon 7 April 2015 (in relation to each Loan in sterling which is proposed to be made on 8 April 2015);

(d)
any Finance Party converting the proceeds of any proposed Loan which is standing to the credit of the Clifford Chance LLP London client account or the Linklaters LLP London client account (but only to the extent such proceeds are held to the order of the Original Lender or counsel on their behalf) into the currency of the relevant Facility under which it was proposed the Loan was to be advanced, for the purposes of returning such proposed proceeds to the Original Lender in the relevant currency;

(e)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by a Borrower or the Obligors' Agent;

(f)
any litigation commenced by any person (other than a Transaction Obligor) against a Finance Party or any Obligor or a Shareholder in connection with any transaction contemplated by the Finance Documents.

14.3	Obligors' Indemnity to the Agent
Each Obligor must promptly indemnify the Agent against:

(a)	any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is an Event of Default;

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents; and

(b)
any cost, loss or liability incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) (otherwise than by reason of the Agent's gross negligence, wilful misconduct or fraud), in acting as Agent under the Finance Documents.

14.4	Obligors' Indemnity to the Security Agent

(a)	Each Obligor must promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them as a result of:

(i)	any failure by the Company to comply with its obligations under Clause 16 (Costs and Expenses);

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;

(iii)	the taking, holding, protection or enforcement of the Transaction Security;

(iv)
the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents, the Transaction Security or by law;

(v)	any default by any Obligor or any other Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in any of the Finance Documents;

(vi)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents; or

(vii)
acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property (otherwise, in each case, than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

(b)
The Security Agent and every Receiver and Delegate may, in priority to any payment to the Finance Parties, indemnify itself out of the Security Assets in respect of, and pay and retain all sums necessary to give effect to the indemnity in this Clause 14.4 and shall have a lien on the Transaction Security and the proceeds of enforcement of the Transaction Security for all moneys payable to it.

14.5	French Facility Borrowers' Indemnity to the Original French Facility Lender

(a)
This Clause 14 applies to the French Obligors, without any double counting with any amount to be paid in accordance with paragraph (b) below, provided that any costs, liabilities and loss payable by such French Obligor under this Clause 14, (i) if such amount relates to the relevant French Term Loan Agreement and the relevant French Facility Loan, shall be borne exclusively by such French Obligor and (ii) otherwise shall be borne by the French Obligor as Guarantor subject to Clause 18.13 (Limitations: French Guarantors).

(b)
Each French Facility Borrower shall indemnify the Original French Facility Lender, at its first request, against any cost, loss or liability the Original French Facility Lender (as Facility B Borrower) has to pay at any time to any other Finance Party pursuant to the Finance Documents, on a pro rata basis by reference to the proportion that the outstanding amount of such French Borrower’s French Facility Loan at that time bears to the amount of all French Facility Loans owed by the French Borrowers at that time, to the extent that such French Facility Borrower is not already obliged to indemnify, pay or reimbursed such cost, loss or liability to the Original French Facility Lender (as Facility B Borrower) pursuant to any other provisions of a Finance Documents.

15.	MITIGATION BY THE LENDERS

15.1	Mitigation

(a)
Each Finance Party must, in consultation with the Obligors' Agent, take all reasonable steps to mitigate any circumstances which arise and which would result in any Facility ceasing to be available or any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross-Up and Indemnities), Clause 13 (Increased Costs) or in any amount payable under a Finance Document by a French Obligor becoming not deductible from its taxable income for French tax purposes by reason of that amount being (i) paid or accrued to a Finance Party incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of or for the benefit of that Finance Party in a financial institution situated in a Non-Cooperative Jurisdiction, in each case including (but not limited to) transferring its rights and obligations under the Finance Documents to an Affiliate of that Finance Party or to another Facility Office, it being specified, for the avoidance of doubt, that the substitution of such Facility Office by a Facility Office that is not located in a Non- Cooperative Jurisdiction or of such bank account by a bank account that is not opened in a financial institution situated in a Non-Cooperative Jurisdiction, will be considered as reasonable steps for the purpose hereof.

(b)
Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents but does not apply in respect of any part of any Loan which has been transferred as part of a Securitisation.

15.2	Limitation of liability

(a)
Each Obligor must promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation), provided that any costs and expenses payable by a French Obligor under this Clause 15, (i) if such amount relates to the relevant French Term Loan Agreement and the relevant French Facility Loan, shall be borne exclusively by such French Obligor and (ii) otherwise shall be borne by that French Obligor as Guarantor subject to Clause 18.13 (Limitations: French Guarantors).

(b)	A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16.	COSTS AND EXPENSES

16.1	Transaction expenses
Each Obligor must promptly on demand, but in any event within three Business Days of demand, pay each of the Agent, the Arranger and the Security Agent the amount of all reasonable costs and expenses (including but not limited to reasonable legal fees, land registry fees, mortgage registration fees and notarial fees subject to any agreed caps) reasonably incurred by any of them (and by any Receiver or Delegate) in connection with the negotiation, preparation, printing, execution and perfection (including the holding of any Transaction Security by a nominee on behalf of the Security Agent) of:

(a)	this Agreement and any other documents referred to in this Agreement or in a Security Document; and

(b)	any other Finance Documents executed after the date of this Agreement.

16.2	Amendment costs
If:

(a)	an Obligor requests an amendment, waiver or consent or

(b)	an amendment is required pursuant to Clause 32.10 (Change of currency), each Obligor must promptly on demand, but in any event within three Business Days of demand, reimburse each of the Agent and the Security Agent and the Finance Parties for the amount of all reasonable costs and expenses (including reasonable legal fees subject to any agreed caps) reasonably incurred by the Agent or the Security Agent or the Finance Parties (and by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement costs
Each Obligor must promptly on demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document or the Transaction Security and with any proceedings instituted by or against the Security Agent or that Finance Party as a consequence of it entering into a Finance Document, taking or holding the Transaction Security, or enforcing those rights.

16.4	Valuations

(a)	The Agent may request a Valuation (and instruct a Valuer) at any time.

(b)	Each Obligor must promptly on demand pay to the Agent the costs of:

(i)	the Initial Valuation;

(ii)	a Valuation obtained by the Agent on an annual basis prior to the Final Repayment Date;

(iii)	a Valuation obtained by the Agent in connection with the compulsory purchase of all or part of any Property; and

(iv)	a Valuation obtained by the Agent at any time when a Default is continuing or the Agent reasonably believes that a Default is likely to occur as a result of obtaining that Valuation.

(c)
Any Valuation not referred to in paragraph (b) above will be at the cost of the Lenders (other than the Original French Facility Lender), provided that if the Agent requests a Valuation pursuant to paragraph (b)(iv) above and that Valuation does not result in a Default, such Valuation will also be at the cost of the Lenders (other than the Original French Facility Lender).

16.5	Security Agent's ongoing costs
In the event of (a) the occurrence of a Default or (b) the Security Agent being requested by an Obligor or the Majority Lenders to undertake duties which the Security Agent and the Obligors' Agent agree to be of an exceptional nature and/or outside the scope of the normal duties of the Security Agent under the Finance Documents, each Obligor will pay to the Security Agent any additional remuneration (together with any applicable VAT) as shall be reasonably determined by the Security Agent as being a fair reflection of those additional duties.

16.6	French Facility Borrowers' costs and expenses duty
This Clause 16 applies to the French Obligors provided that any costs and expenses payable by a French Obligor under this Clause 16, (i) if such amount relates to the relevant French Term Loan Agreement and the relevant French Term Loan, shall be borne exclusively by such French Obligor and (ii) otherwise shall be borne by that French Obligor as Guarantor subject to Clause 18.13 (Limitations: French Guarantors).

17.	BANK ACCOUNTS

17.1	Designation of Accounts

(a)
Each Propco (with the exception of the UK Propcos) must, on or before the first Utilisation Date (or, in the case of each Targetco, on or before the Account Backstop Date), open and maintain an account designated the Rent Collection Account denominated in euro.

(b)	Each UK Propco must, on or before the first Utilisation Date, open and maintain an account designated the Rent Collection Account denominated in sterling.

(c)	Each Propco (with the exception of the UK Propco) must, on or before the Account Backstop Date, open and maintain the following bank accounts, each denominated in euro:

(i)	an account designated the Service Charge Account;

(ii)	an account designated the Rent Account; and

(iii)	an account designated the Propco General Account.

(d)	Each UK Propco must, on or before the Account Backstop Date, open and maintain the following bank accounts, each denominated in sterling:

(i)	an account designated the Service Charge Account;

(ii)	an account designated the Rent Account; and

(iii)	an account designated the Propco General Account.

(e)	Each French Propco must, on or before the Account Backstop Date, open and maintain the following bank accounts, denominated in euro:

(i)	an account designated the French Facility Borrower Reserve Account;

(ii)	an account designated the French Facility Borrower Deposit Account.

(f)
Each Midco (other than the Original Facility B Borrower and the OPCI) must, on or before the Account Backstop Date, open and maintain an account designated the Midco General Account denominated in euro.

(g)	The Original Facility B Borrower must on or before the Account Backstop Date, open and maintain the following bank accounts, each denominated in euro:

(i)	an account designated the Midco Blocked Account;

(ii)	an account designated the Midco General Account;

(iii)	an account designated the OPCI Shareholder Account;

(iv)	an account designated the Alésia Shareholder Account; and

(v)	an account designated the Marceau Shareholder Account.

(h)	The OPCI must on or before the Account Backstop Date, open and maintain the following bank accounts each denominated in euro:

(i)	an account designated the OPCI General Account; and

(ii)	an account designated the OPCI Deposit Account; and

(iii)	an account designated the Joubert Shareholder Account .

(i)	The Company must, on or before the Account Backstop Date, open and maintain the following bank accounts:

(i)	an account designated the Euro Company Account denominated in euro;

(ii)	an account designated the Sterling Company Account denominated in sterling (together with the Euro Company Account referred to as the Company General Accounts);

(iii)	an account designated the Euro Equity Cure Account denominated in euro;

(iv)	an account designated the Sterling Equity Cure Account denominated in sterling (together with the Euro Equity Cure Account referred to as the Equity Cure Accounts);

(v)	an account designated the Euro Deposit Account denominated in euro;

(vi)	an account designated the Sterling Deposit Account denominated in sterling (together with the Euro Deposit Account referred to as the Company Deposit Accounts);

(vii)	an account designated the Euro Reserve Account denominated in euro;

(viii)	an account designated the Sterling Reserve Account denominated in sterling (together with the Euro Reserve Account referred to as the Reserve Accounts);

(j)
No Obligor may, without the prior consent of the Agent, maintain any other account with any bank or financial institution save for any rent deposit accounts in which tenant rent deposits are held (a Rent Deposit Account) and any Existing Account which is not required or permitted to be maintained in accordance with this Clause 17 and is closed by the Account Backstop Date.

17.2	Account Bank

(a)	Subject to paragraph (b) below, each Account must be held at an Account Bank.

(b)	All Accounts must be subject to Transaction Security on terms satisfactory to the Security Agent.

(c)	An Account must be replaced with an account at the same or another bank or financial institution at any time if:

(i)	the relevant Account Bank ceases to have a Requisite Rating and the Agent so requires; or

(ii)
the Obligors' Agent so requests and the Agent consents, provided that such other financial institution shall have a Requisite Rating or shall otherwise be approved in writing by the Majority Lenders (acting reasonably).

In respect of sub-paragraph (i) above, such accounts must be replaced within 30 days of the Company notifying the Agent that the relevant Account Bank has ceased to have a Requisite Rating.

(d)
The replacement of an Account only becomes effective when the relevant bank agrees with the Agent and the Obligors' Agent, in a manner satisfactory to the Agent, to fulfil the role of the bank holding that Account and acknowledges that such Account shall be the subject of the Transaction Security.

(e)	Each Obligor must, on or before the Account Backstop Date, provide to the Agent a duly signed copy of each Account Control Agreement to which it is party.

17.3	Rent Collection Accounts

(a)	Except as provided in paragraph (f) below, the Approved Cash Manager has signing rights to each Rent Collection Account.

(b)
Each Propco must ensure that all Rental Income owed to it (other than rent deposits to be paid into its Rent Deposit Account) is directly paid into its Rent Collection Account and on each Rent Collection Account Sweep Date all Net Rental Income standing to the credit of its Rent Collection Account on the last Business Day of the Month immediately preceding that Rent Collection Account Sweep Date is transferred from the Rent Collection Account into the Rent Account of that Propco.

(c)	Each Propco must ensure that:

(i)	all Tenant Contributions (excluding VAT);

(ii)	all void and non-recoverable Service Charge Expenses; and

(iii)	any ground rent or other payment due under any Headlease,
in each case, in respect of the Properties owned by the relevant Propco) are paid promptly into its Service Charge Account.

(d)	Each Propco must ensure that any sum representing any VAT chargeable in respect of Rental Income (in respect of the Properties owned by the relevant Propco) are paid promptly into its General Account.

(e)	No Propco may withdraw funds from its Rent Collection Account for any other purpose.

(f)	At any time when an Event of Default is continuing, the Security Agent may, and is irrevocably authorised by each Propco to:

(i)	operate the Rent Collection Accounts;

(ii)	notify any Propco that its rights to operate its Rent Collection Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, any Rent Collection Account in or towards any purpose for which moneys in that Account may be applied.
provided that:

(A)
any operation of French Targetco Joubert's Rent Collection Account, French Targetco Alésia's Rent Collection Account, French Targetco Marceau's Rent Collection Account and French Propco's Rent Collection by the Security Agent pursuant to paragraph (f) above shall be limited to the application of amounts standing to the credit of the relevant Rent Collection Account in or towards any purpose for which moneys in that Account of the relevant French Facility Borrower may be applied; and

(B)
any operation of French Targetco Joubert's Rent Collection Account or French Propco’s Rent Collection Account by the Security Agent pursuant to paragraph (f) above shall not prevent any Permitted OPCI Distribution by French Targetco Joubert or by French Propco.

(g)
Provided that no Event of Default is continuing and the Dutch Share Capital Funding Amount has been deposited into the Rent Collection Accounts, the Approved Cash Manager may withdraw the Dutch Share Capital Funding Amount and transfer it to the General Accounts of the Dutch Propcos.

17.4	Rent Accounts

(a)	The Security Agent has sole signing rights in relation to the Rent Accounts.

(b)	(i) Each Propco must ensure that:

(A)	all Net Rental Income (other than the rent deposits to be paid into its Rent Deposit Account) is paid directly from its Rent Collections Account;

(B)	all proceeds of any Insurances in respect of loss of rent which are to be treated as Rental Income in accordance with paragraph (k) of Clause 23.12 (Insurances) are paid;

(C)	any amount payable to it in accordance with paragraph (l) of Clause 8.3 (Hedging) is paid; and

(D)
any amount which is transferred to that Propco on any Interest Payment Date from any other member of the Group for the purposes of covering any shortfall of interest, fees and other amounts due and payable under the Finance Documents on that Interest Payment Date is paid, into its Rent Account.

(ii)	Sub-paragraph (i) above shall not apply to Lease Prepayment Proceeds.

(c)	If any payment of any amount referred to in paragraph (b) above is paid into an Account other than a Rent Account, that payment must be paid immediately into a Rent Account.

(d)
Except as provided in Clause 32.6 (Partial payments) and paragraph (e) below, on each Interest Payment Date, the Security Agent shall (and is irrevocably authorised by the Propcos to) withdraw from, and apply amounts standing to the credit of, the Rent Account of a Propco in order to pay or transfer the amounts below owed by such Propco, in the following order:

(i)
first, to the extent not already paid by a tenant or otherwise funded out of the proceeds credited to the Rent Collection Account or the Service Charge Account of that Propco, in or towards any reasonable amounts due under any Headlease or ground lease or reasonable insurance premia as set out in the Business Plan, or any other amounts reasonably required in respect of the Properties on account of void and non-recoverable Services Charge Expenses, in each case as set out in the Business Plan;

(ii)
secondly, in or towards payment pro rata of any unpaid amounts owing to the Agent, the Arranger or the Security Agent (including any amount due to any Receiver or Delegate) due but unpaid under the Finance Documents;

(iii)
thirdly, in or towards payment pro rata to the Agent (or to the Midco Blocked Account in respect of the French Facility Borrowers) for the relevant Lenders of any accrued interest on any Property Protection Loans due but unpaid under the Finance Documents;

(iv)
fourthly, in or towards payment pro rata to the Agent (or to the Midco Blocked Account in respect of the French Facility Borrowers) for the relevant Lenders of any principal of Property Protection Loans due but unpaid under the Finance Documents;

(v)
fifthly, in or towards payment to the Agent (or to the Midco Blocked Account in respect of the French Facility Borrowers) for the relevant Lenders of any accrued interest, fees and expenses in respect of the Facilities due but unpaid under the Finance Documents;

(vi)
sixthly, in or towards payment to the Agent (or to the Midco Blocked Account in respect of the French Facility Borrowers) for the relevant Lenders of any principal in respect of the Facilities due but unpaid under the Finance Documents;

(vii)
seventhly, in or towards payment to the Agent (or to the Midco Blocked Account in respect of the French Facility Borrowers) pro rata of any other sum due but unpaid to the Finance Parties under the Finance Documents;

(viii)
eighthly, provided no Default is continuing, in or towards payment into the General Account of that Propco for the purposes of meeting tax liabilities (as estimated in good faith by that Propco, and as approved by the Agent by reference to the Business Plan);

(ix)	ninthly, in or towards payment into the General Account for the purposes of paying for any Permitted Capex for the immediately following quarter in accordance with the Business Plan; and

(x)	tenthly:

(A)
if on that Interest Payment Date a Cash Trap Event is continuing, in or towards payment of (i) any surplus standing to the credit of the Rent Accounts of all Propcos other than the French Facility Borrowers to the relevant Company Reserve Account and (ii) any surplus standing to the credit of the Rent Account of a French Facility Borrower to its French Facility Borrower Reserve Account; or

(B)	if on that Interest Payment Date no Cash Trap Event is continuing, in or towards payment of any surplus to its General Account.

(e)
The Parties hereby agree that any amount which is paid into the Rent Account of a Propco on any Interest Payment Date by any other member of the Group for the purposes of covering any shortfall of interest, fees and other amounts due and payable under the Finance Documents on that Interest Payment Date must not be applied in accordance with sub-paragraph (d)(i) above and must instead be applied in accordance with sub-paragraphs (d)(ii) to (d)(vii) above (as applicable).

(f)
If any Obligor is unable to make a payment to a Reserve Account in accordance with paragraph (d)(x)(A) above from funds which are available to that Obligor but which (for whatever reason) cannot be transferred to a Reserve Account, each other Obligor (other than a French Obligor) must ensure that an amount equal to the payment due from that Obligor is transferred to the relevant Reserve Account on the relevant Interest Payment Date (a Reserve Account Shortfall Payment).

(g)	The Company must notify the Agent by no later than five Business Days prior to the date of any Reserve Account Shortfall Payment.

(h)	The Security Agent is obliged to make a withdrawal from a Rent Account in accordance with paragraph (d) above only if no Event of Default is continuing.

(i)	On any day on which an amount is due but unpaid under a Headlease, the Security Agent may, and is irrevocably authorised by each Obligor to:

(i)	withdraw from the relevant Rent Account an amount necessary to meet that due amount; and

(ii)	apply that amount in payment of that due amount,
provided that promptly following any such withdrawal the Security Agent shall give notice to the Company of that withdrawal.

(j)
Any operation of French Targetco Joubert's Rent Account by the Security Agent under this Clause 17.4 shall not prevent any Permitted OPCI Distribution which French Targetco Joubert is required to make pursuant to paragraph (b) under the definition of Permitted OPCI Distribution.

(k)
Any operation of French Propco’s Rent Account by the Security Agent under this Clause 17.4 shall not prevent any permitted OPCI Distribution which French Propco is required to make pursuant to paragraph (c) under the definition of Permitted OPCI Distribution.

17.5	Midco Blocked Account

(a)	The Security Agent has sole signing rights in relation to the Midco Blocked Account.

(b)
At any time when the Facility B Loan remains outstanding, any amounts which are paid by a French Facility Borrower to the Original French Facility Lender must be paid directly to the Midco Blocked Account and such amounts shall be promptly applied by the Security Agent in accordance with paragraphs (d)(ii) to (d)(vii) of Clause 17.4 (Rent Accounts).

(c)	The Security Agent is obliged to make a withdrawal from a Midco Blocked Account in accordance with paragraph (b) above only if no Event of Default is continuing.

(d)
If at any time the Original French Facility Lender is unable to make a payment under this Agreement from funds which are available to that Obligor but which (for whatever reason) is not sufficient, each other Obligor (other than the French Obligors) must ensure that an amount equal to the payment due from the Original French Facility Lender is transferred to the Midco Blocked Account on the relevant Interest Payment and such amounts shall be promptly applied by the Security Agent in accordance with paragraphs (d)(ii) to (d)(vii) of Clause 17.4 (Rent Accounts) (a Midco Blocked Account Shortfall Payment).

(e)	The Company must notify the Agent by no later than five Business Days prior to the date of any Midco Blocked Account Shortfall Payment.

17.6	Rent Deposit Accounts

(a)	Except as provided in paragraph (c) below, each Propco has signing rights in relation to its Rent Deposit Account.

(b)	Each Propco must ensure that:

(i)	each Rent Deposit Account is solely maintained for the purpose of holding rent deposits in respect of Occupational Leases; and

(ii)
to the extent that the relevant Propco is entitled to withdraw any amount standing to the credit of any Rent Deposit Account for its own account, it will withdraw such amount and apply it in or towards any purpose for which moneys in an Account may be applied.

(c)	At any time when an Event of Default is continuing, the Security Agent may:

(i)	operate any Rent Deposit Account;

(ii)	notify the relevant Obligor that its rights to operate its Rent Deposit Account are suspended, such notice to take effect in accordance with its terms; and

(iii)
to the extent that the relevant Propco is entitled to withdraw any amount standing to the credit of any Rent Deposit Account for its own account, it will withdraw from, and apply amounts standing to the credit of, a Rent Deposit Account in accordance with the terms of the Occupational Leases which relate to the rent deposits.

17.7	Deposit Accounts

(a)	The Security Agent has sole signing rights in relation to each Deposit Account.

(b)	Each Obligor must ensure that:

(i)
any Disposal Proceeds are, unless immediately applied in accordance with Clause 7.4 (Mandatory prepayment), paid into (i) except for the French Obligors, the relevant Company Deposit Account, (ii) for each French Facility Borrower, its French Facility Borrower Deposit Account and (iii) for the OPCI, its OPCI Deposit Account in accordance with Clause 22.4 (Disposals);

(ii)	any amount payable to the Company under any Hedging Agreement to which it is a party is paid directly by the Counterparty to the relevant Hedging Agreement into a Deposit Account;

(iii)
all Lease Prepayment Proceeds, Insurance Prepayment Proceeds, Compensation Prepayment Proceeds and Recovery Prepayment Proceeds owed or paid to it are, promptly upon receipt, paid into the relevant Deposit Account.

(c)
Except as provided in Clause 32.6 (Partial payments) and paragraph (i) below, on each Interest Payment Date, or earlier at the request of the Company if it gives the Agent not less than two Business Days' notice, the Security Agent must withdraw from, and apply amounts standing to the credit of, the relevant Deposit Accounts (but excluding any Lease Prepayment Proceeds) in accordance with Clause 7.4 (Mandatory prepayment) and Clause 7.6 (Application of mandatory prepayments).

(d)
Except as provided in paragraph (i) below, if any Lease Prepayment Proceeds are deposited into the relevant Deposit Account (i.e. the relevant French Facility Borrower Deposit Account or the relevant Company Deposit Account) and the Company or the relevant French Facility Borrower holding this Account subsequently provides evidence in form and substance satisfactory to the Agent that the vacant space at the relevant Property (which was vacated in connection with the payment of such Lease Prepayment Proceeds) has been re-let pursuant to the terms of an Occupational Lease in accordance with Clause 23.2 (Occupational Leases), the Security Agent shall transfer an amount equal to such Lease Prepayment Proceeds (or if part of the relevant vacant space has been re-let a pro rata amount of such Lease Prepayment Proceeds) from the relevant Deposit Account to the General Account of the relevant Propco.

(e)
If any amount standing to the credit of a Deposit Account cannot be applied by the Security Agent in accordance with paragraph (c) above (for whatever reason), each Obligor (other than the French Obligor) must ensure that an amount equal to the shortfall which was required to be paid from that Deposit Account in prepayment of the Loans by an Obligor on the relevant date is paid to the Agent to be applied in prepayment of the Loans (a Deposit Account Shortfall Payment).

(f)	The Company must notify the Agent by no later than five Business Days prior to the date of any Deposit Account Shortfall Payment.

(g)
The Security Agent will (and is duly authorised by the Company and the French Obligors to) transfer any amount of Disposal Proceeds which are not applied in accordance with paragraph (c) above from its Deposit Account to (i) with respect to the Disposal Account of the Company, the General Account of the relevant Obligor(s) (other than the French Obligors) pro rata provided that such transfer does not include any amounts of Equity Contribution paid into that Deposit Account in accordance with paragraph (d)(ii) of Clause 22.4 (Disposals) and (ii) with respect to any French Obligor, to its General Account.

(h)
The Security Agent will (and is duly authorised by the Company to) transfer such amount payable to the Company under any Hedging Agreement to which it is a party as referred to in paragraph (b)(ii) above from the relevant Deposit Account into the Rent Accounts of the Propcos pro rata in the same currency and in accordance with the Loans borrowed by the relevant Propco. For the avoidance of doubt, each Propco will take the benefit of the interest rate caps under the Hedging Agreement in a notional principal amount equal to and in the same currency as that Propco's Loan in respect of which it is a Borrower.

(i)	The Security Agent is obliged to make a withdrawal from a Deposit Account:

(i)	in accordance with paragraphs (c) above only if no Event of Default is continuing; and

(ii)	in accordance with paragraph (d) above only if no Default is continuing.

17.8	Service Charge Accounts

(a)	Except as provided in paragraph (d) below, each Approved Managing Agent has signing rights in relation to its Propco’s Service Charge Account.

(b)	Each Propco must ensure that any amounts which are permitted to be paid from its Rent Collection Account to its Service Charge Account are paid promptly into its Service Charge Account.

(c)	Except as provided in paragraph (d), a Propco may withdraw any amount from its Service Charge Account for the particular purpose for which it was paid into its Service Charge Account.

(d)	At any time when an Event of Default is continuing, the Security Agent may:

(i)	operate any Service Charge Account;

(ii)	notify the relevant Propco that its rights to operate its Service Charge Account are suspended, such notice to take effect in accordance with its terms; and

(iii)	withdraw from, and apply amounts standing to the credit of, a Service Charge Account in or towards any purpose for which moneys in that Account may be applied.

17.9	Reserve Accounts

(a)	The Security Agent has sole signing rights in relation to each Reserve Account.

(b)
The Security Agent must pay, on each Interest Payment Date, all amounts into the relevant Reserve Accounts from each Rent Account in accordance with sub-paragraph (x)(A) of Clause 17.4 (Rent Accounts).

(c)
If a Borrower is required to apply any Cash Trap Proceeds in prepayment of the Loan(s) in accordance with paragraph (b) of Clause 7.5 (Cash Trap Event mandatory prepayment), the Security Agent must withdraw an amount of such Cash Trap Proceeds from the relevant Reserve Account(s) in accordance with the requirements of paragraph (b) of Clause 7.5 (Cash Trap Event mandatory prepayment) and Clause 7.6(f) (Application of mandatory prepayments) and apply such amount in prepayment of the relevant Loan(s) in accordance with the same provisions.

(d)
If any Cash Trap Proceeds are standing to the credit of a Reserve Account and the Security Agent is instructed to withdraw such proceeds from the Reserve Account and pay them into the relevant General Account(s) in accordance with paragraph (c) of Clause 7.5 (Cash Trap Event mandatory prepayment), the Security Agent must withdraw such Cash Trap Proceeds in accordance with the requirements of paragraph (c) of Clause 7.5 (Cash Trap Event mandatory prepayment) and pay them into the relevant General Account(s).

(e)	The Security Agent is obliged to make a withdrawal from a Reserve Account in accordance with paragraph (d) above only if no Event of Default is continuing.

17.10	Equity Cure Accounts

(a)	The Security Agent has sole signing rights in relation to each Equity Cure Account.

(b)	The Company may pay into the Equity Cure Accounts any amount in accordance with paragraph (c)(ii) of Clause 21.3 (Equity Cure).

(c)
Provided that no Event of Default is continuing, the Security Agent shall, at the request of the Company withdraw any amount from the Equity Cure Accounts for application in voluntary prepayment of the Loans in accordance with the terms of this Agreement.

(d)	Provided that:

(i)	no Default or Cash Trap Event is continuing;

(ii)
the Agent has been provided with evidence (in form and substance satisfactory to the Majority Lenders) that the tests in Clause 21.1 (Loan to Value Ratio) and Clause 21.2 (Default Level Debt Service Cover Ratio) are satisfied for two consecutive Interest Payment Dates without taking into account any amount standing to the credit of the Equity Cure Accounts; and

(iii)	the release of the amount standing to the credit of the Equity Cure Accounts would not result in a Default or Cash Trap Event, the Agent shall release the amount standing to the credit of the Equity Cure Accounts to the relevant General Account of the Company.

(e)
If any amount has been deposited into the Equity Cure Accounts pursuant to paragraph (c)(ii) of Clause 21.3 (Equity Cure) (the Relevant Cure Payment) and any of the tests in Clause 21.1 (Loan to Value Ratio) or Clause 21.2 (Default Level Debt Service Cover Ratio) are not satisfied for two consecutive Interest Payment Dates without taking into account the amount standing to the credit of the Equity Cure Accounts, the Security Agent shall withdraw an amount equal to the Relevant Cure Payment from the Equity Cure Accounts for application in voluntary prepayment of the Loans in accordance with the terms of this Agreement.

17.11	General Accounts

(a)	Except as provided in paragraphs (c) and (d) below, each Obligor has signing rights in relation to its General Account.

(b)
Each Obligor must ensure that any other amount received or receivable by it, other than any amount specifically required under this Agreement to be paid into any other Account, is paid into its relevant General Account.

(c)
Except as provided in paragraph (d) below, paragraph (e) of Clause 22.14 (Shares, units, dividends and share redemption) and subject to any restriction in any Subordination Agreement and the requirement that amounts paid into a General Account for a particular purpose must be used for that purpose, an Obligor may withdraw any amount from its General Account for any purpose consistent with the Finance Documents.

(d)	At any time when an Event of Default is continuing, the Security Agent may:

(i)	operate any General Account other than the OPCI General Account;

(ii)	notify the relevant Obligor that its rights to operate its General Account (other than the OPCI General Account) are suspended, such notice to take effect in accordance with its terms;

(iii)	withdraw from, and apply amounts standing to the credit of, a General Account (other than the OPCI General Account) in or towards any purpose for which moneys in any Account may be applied; and

(iv)
with respect to the OPCI General Account, address to the relevant Account Bank any blocking notice in accordance with the terms and conditions of the Security Document creating a Transaction Security over the OPCI General Account, provided that:

(A)
any operation of any of the French Facility Borrower's General Account by the Security Agent pursuant to paragraph (d) above shall be limited to the application of amounts standing to the credit of the relevant General Account in or towards any purpose for which moneys in any Account of the holder of the relevant General Account may be applied;

(B)
any operation of French Targetco Joubert's General Account by the Security Agent pursuant to paragraph (d) above shall not prevent any Permitted OPCI Distribution which the French Targetco Joubert is required to make pursuant to paragraph (b) under the definition of Permitted OPCI Distribution;

(C)	any operation of the French Propco’s General Account by the Security Agent pursuant to paragraph (d) above shall not prevent any Permitted OPCI Distribution which French Propco is required to make pursuant to paragraph (c) under the definition of Permitted OPCI Distribution.;
notwithstanding a notice addressed to the relevant Account Bank in accordance with paragraph (d)(iv) above, the OPCI shall be authorised to withdraw any amount from the OPCI General Account to proceed to any Permitted OPCI Distributions which the OPCI is required to make pursuant to paragraph (a) under the definition of Permitted OPCI Distribution.

17.12	Shareholder Accounts

(a)	Except as provided in paragraphs (d) and (f) below, the French Facility B Lender and the OPCI (each a French Shareholder) have signing rights to their respective Shareholder Accounts.

(b)	The French Facility B Lender must ensure that:

(i)	the only payments to be made into the OPCI Shareholder Account are Permitted Payments which constitute a distribution to the French Facility B Lender in its capacity as shareholder of the OPCI;

(ii)
the only payments to be made into the Alésia Shareholder Account are Permitted Payments which constitute a distribution to the French Facility B Lender in its capacity as shareholder of French Targetco Alésia; and

(iii)
the only payments to be made into the Marceau Shareholder Account are Permitted Payments which constitute a distribution to the French Facility B Lender in its capacity as shareholder of French Targetco Marceau.

(c)
The OPCI must ensure that the only payments to be made into the Joubert Shareholder Account are Permitted Payments which constitute a distribution to the OPCI in its capacity as shareholder of French Targetco Joubert.

(d)
Except as provided in paragraph (c) above, paragraph (e) of Clause 22.14 (Shares, units, dividends and share redemption) and subject to any restriction in any Subordination Agreement, a French Shareholder may withdraw any amount from its Shareholder Account for any purpose consistent with the Finance Documents.

(e)	At any time when an Event of Default is continuing, the Security Agent may:

(i)	operate any Shareholder Account (other than the Joubert Shareholder Account);

(ii)
notify the relevant French Shareholder that its rights to operate its Shareholder Accounts (other than the Joubert Shareholder Account) are suspended, such notice to take effect in accordance with its terms;

(iii)
withdraw from, and apply amounts standing to the credit of, a Shareholder Account (other than the Joubert Shareholder Account) in or towards any purpose for which moneys in any Account may be applied, provided that this should not prevent the payment of any Permitted OPCI Distributions into the OPCI Shareholder Account;

(iv)
with respect to the Joubert Shareholder Account, address to the relevant Account Bank any blocking notice in accordance with the terms and conditions of the Security Document creating a Transaction Security over the Joubert Shareholder Account, provided that this should not prevent the payment of any Permitted OPCI Distributions into the Joubert Shareholder Account and/or from the Joubert Shareholder Account into the OPCI Shareholder Account.

17.13	Existing Accounts
Each Obligor must ensure that:

(a)
on or before the Account Backstop Date, the Agent is provided with evidence in form and substance satisfactory to it (acting on the instruction of the Majority Lenders) that each Existing Account has been closed and the balance of each Existing Account has been transferred to the relevant Rent Collection Account(s);

(b)	no Existing Account shall become overdrawn; and

(c)	except for:

(i)	the transfers to the Rent Collection Account(s) referred to in paragraph (a) above; and

(ii)	any transfers in or towards any purpose for which moneys in a Rent Account or Service Charge Account may be applied, no amount is transferred from any Existing Account.

17.14	Miscellaneous Accounts provisions

(a)	The Obligors must ensure that no Account goes into overdraft.

(b)
Any amount received or recovered by any Obligor otherwise than by credit to an Account must be held subject to the security created by the Finance Documents and immediately be paid to the relevant Account or to the Agent in the same funds as received or recovered.

(c)
If any payment is made into an Account in relation to which the Security Agent has sole signing rights which should have been paid into another Account, then, unless an Event of Default is continuing, the Security Agent must, at the request of the Obligors and on receipt of evidence satisfactory to the Security Agent that the payment should have been made to that other Account, pay that amount to that other Account.

(d)
The moneys standing to the credit of an Account (other than a Rent Deposit Account or prior to the occurrence of an Event of Default which is continuing a Service Charge Amount) may be applied by the Security Agent in payment of any amount due but unpaid to a Finance Party under the Finance Documents provided that any amount standing to the credit of a French Obligor's Account can only be allocated to the amount owed by such French Obligor under the Finance Documents.

(e)	No Finance Party is responsible or liable to any Obligor for:

(i)
any non-payment of any liability of any Obligor which could be paid out of moneys standing to the credit of an Account, to the extent the Agent or Security Agent have complied with the provisions of this Clause 17 (Bank Accounts); or

(ii)	any withdrawal wrongly made, if made in good faith.

(f)	The Company must, within five Business Days of any reasonable request by the Agent, supply the Agent with the following information in relation to any payment received in an Account:

(i)	the date of payment or receipt;

(ii)	the payer; and

(iii)	the purpose of the payment or receipt.

(g)
The Obligors may pay to an Account Bank such reasonable transaction charges and other fees (in each case, consistent with that Account Bank's usual practice in relation to similar accounts) as the Obligors' Agent may from time to time agree with that Account Bank. No other charges or fees shall be payable to the Account Bank (in its capacity as such) in respect of the Accounts.

(h)	If an Obligor makes any payment into an Account which is not held in its name or for its benefit, an intercompany loan shall arise owed by the relevant Borrower to the Obligor making the payment.

(i)
To the extent that any payment is made from an Account by or on behalf of any Borrower to or for the benefit of another Obligor, an intercompany loan shall arise owed by that Obligor to the relevant Borrower.

18.	GUARANTEE AND INDEMNITY

18.1	Guarantee and indemnity
Each Obligor, irrevocably and unconditionally, jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each Obligor of all that Obligor's obligations under the Finance Documents;

(b)
undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, that Obligor shall immediately on demand by the Agent pay that amount as if it was the principal obligor; and

(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by an Obligor under this indemnity will not exceed the amount it would have had to pay under this Clause 18 if the amount claimed had been recoverable on the basis of a guarantee.

18.2	Continuing guarantee
This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

18.3	Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Obligor under this Clause 18 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

18.4	Waiver of defences
The obligations of each Obligor under this Clause 18 will not be affected by any act, omission, matter or thing which, but for this Clause, would reduce, release or prejudice any of its obligations under this Clause 18 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any Obligor or any member of the Group;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other member of the Group or any other person;

(e)
any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature and whether or not more onerous) or replacement of any Finance Document or any other document or security (including, without limitation, any change in the purpose of, any extension of, or any variation or increase in any facility or amount made available under any facility or the addition of any new facility under any Finance Document or other document or security);

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

18.5	Guarantor intent
Without prejudice to the generality of Clause 18.4 (Waiver of defences), each Obligor expressly confirms that it intends that this guarantee and indemnity shall extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: acquisitions of any nature; increasing working capital; enabling distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

18.6	Immediate recourse

(a)
Each Obligor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Obligor under this Clause 18. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

(b)
Each Obligor acknowledges the right of the Agent pursuant to Clause 24.18 (Acceleration) to accelerate the payment of any sum that may become due under any guarantee or indemnity contained in this Clause 18.

18.7	Appropriations
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Obligor shall be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from any Obligor or on account of any Obligor's liability under this Clause 18.

18.8	Deferral of Obligors' rights
Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs no Obligor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable or liability arising, under this Clause 18:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;

(c)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Obligor has given a guarantee, undertaking or indemnity under Clause 18 (Guarantee and Indemnity)

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.
If an Obligor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all the Secured Liabilities to be repaid in full, on trust for the Finance Parties and shall promptly pay or transfer the same to the Agent or as the Agent may direct for application in accordance with Clause 32 (Payment Mechanics).

18.9	Release of Obligors' right of contribution
If any Obligor (Retiring Obligor) ceases to be an Obligor in accordance with the terms of the Finance Documents for the purpose of any sale or other disposal of that Retiring Obligor then on the date such Retiring Obligor ceases to be an Obligor:

(a)
that Retiring Obligor is released by each other Obligor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Obligor arising by reason of the performance by any other Obligor of its obligations under the Finance Documents; and

(b)
each other Obligor waives any rights it may have by reason of the performance of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under any Finance Document or of any other security taken pursuant to, or in connection with, any Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Obligor.

18.10	Additional security
This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

18.11	Further assurance
Each Obligor agrees that it shall promptly, at the direction of the Agent (acting reasonably), execute and deliver at its own expense any document (executed as a deed or under hand as the Agent may direct in writing) and do any act or thing required in order to confirm or establish the validity and enforceability of the guarantee and indemnity intended to be created by it under this Clause 18.

18.12	Limitations: Luxembourg Guarantors

(a)
Notwithstanding any other provisions to the contrary in this Agreement, the guarantee granted by any Luxembourg Guarantor under this Clause 18 for the obligations of any Obligor which is not a direct or indirect subsidiary of such Luxembourg Guarantor shall be limited at any time, with no double counting, to an aggregate amount not exceeding the higher of:

(b)
95% of such Luxembourg Guarantor's capitaux propres (as referred to in article 34 of the Luxembourg law dated 19 December 2002 on the commercial register and annual accounts as amended (the 2002 Law), determined as at the date on which a demand is made under this guarantee, increased by the amount of any Intra-Group Liabilities; and

(c)	95% of such Luxembourg Guarantor's capitaux propres (as referred to in art 34 of the 2002 Law) determined as at the date of this Agreement, increased by the amount of any Intra‑Group Liabilities.

(d)
For the purpose of determining the amount of the capitaux propres under this Clause 18.12, the assets of the Luxembourg Guarantor will be valued at their market value rather than their book value, as determined in good faith by the Agent or a reputable external expert to be appointed and instructed by the Agent (acting in its absolute discretion). Each Luxembourg Guarantor acknowledges that it is not entitled to challenge the appointment and instruction of an external expert made by the Agent and that it is not entitled to challenge the determination of the value of its assets made by the Agent or the external expert, save in case of manifest error.

(e)
For the purposes of this Clause 18.12, Intra-Group Liabilities shall mean any amounts owed by the Luxembourg Guarantor to any other member of the group of companies to which it belongs (including, for the avoidance of doubt, any amounts owed that are represented by hybrid instruments such as preferred equity certificates) and that have not been financed (directly or indirectly) by a borrowing under the Finance Documents.

(f)
In addition, the above limitation shall not apply to (i) any amounts borrowed by a Luxembourg Guarantor or any of its direct or indirect subsidiaries under the Finance Documents and (ii) any amounts borrowed under the Finance Documents and on-lent, or otherwise made available, to the Luxembourg Guarantor or any of its direct or indirect subsidiaries (in any form whatsoever).

18.13	Limitations: French Guarantors
Notwithstanding anything to the contrary in this Clause 18 and the other Finance Documents, the obligation and liability of each French Guarantor in its capacity as a Guarantor is subject to the following:

(a)
the obligations and liabilities of each French Guarantor under the Finance Documents and in particular under this Clause 18 will not include any obligation or liability which if incurred would constitute the provision of financial assistance within the meaning of article L. 225-216 of the French Commercial Code and/or misuse of corporate assets within the meaning of article L.242-6 or L.244-1 of the French Commercial Code or any other law or regulation having the same effect, as interpreted by French courts;

(b)
the obligations and liabilities of each French Guarantor under Clause 18 for the obligations under the Finance Documents of any other Obligor which is not a Subsidiary of that French Guarantor (the Guaranteed Obligor), will be limited at any time to an amount equal to the aggregate of all amounts borrowed directly or indirectly under the Finance Documents by that Guaranteed Obligor and outstanding at the date a payment is to be made by such French Guarantor under this Clause 18 (Guarantee and Indemnity) to the extent directly or indirectly on-lent or otherwise made available by the Guaranteed Obligor to that French Guarantor or its Subsidiaries under any French Term Loan Agreement, inter-company loan agreement or similar arrangement and outstanding at the date a payment is to be made by such French Guarantor under this Clause 18(Guarantee and Indemnity) (it being specified that any payment made by such French Guarantor under this Clause 18 in respect of such Guaranteed Obligor's payment obligations under the Finance Documents shall automatically extinguish the payment obligations of such French Guarantor or of its Subsidiaries towards such Guaranteed Obligor pro tanto); and

(c)
the obligations and liabilities of each French Guarantor under Clause 18 for the obligations under the Finance Documents of any Obligor which is its Subsidiary shall not, in relation to amounts due by such Obligor as Borrower, be limited and shall therefore cover all amounts due by such Obligor as Borrower and, in relation to amounts due by such Obligor as Guarantor of another Obligor (the Subsidiary Guaranteed Obligor), shall be limited at any time to an amount equal to the aggregate of all amounts borrowed directly or indirectly under the Agreement by the Subsidiary Guaranteed Obligor and outstanding at the date a payment is to be made by such French Guarantor under this Clause 18 (Guarantee and Indemnity) to the extent directly or indirectly on-lent or otherwise provided by it to that French Guarantor and/or its Subsidiaries under inter-company loan agreements or similar arrangements and outstanding at the date a payment is to be made by that French Guarantor under Clause 18 (Guarantee and Indemnity).

19.	REPRESENTATIONS
Each Obligor makes the representations and warranties set out in this Clause 19 to each Finance Party on the date of this Agreement and on the Utilisation Date.

19.1	Status

(a)	It is a limited liability company, or for the French Propco, it is an unlimited liability company, duly incorporated or established and validly existing under the laws of its Original Jurisdiction.

(b)	It has the power to own its assets and carry on its business as it is being conducted.

19.2	Binding obligations
The obligations expressed to be assumed by it in each Transaction Document to which it is a party are, subject to the Legal Reservations and Perfection Requirements, legal, valid, binding and enforceable obligations.

19.3	Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents and the granting of the Transaction Security do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents; or

(c)	any material agreement or instrument binding upon it or any of its assets or constitute a material default or termination event (however described) under any such agreement or instrument.

19.4	Power and authority

(a)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Transaction Documents to which it is or will be a party and the transactions contemplated by those Transaction Documents.

(b)	No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.

19.5	Validity and admissibility in evidence

(a)	Subject to the Legal Reservations, all Authorisations required:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and

(ii)	to make the Transaction Documents to which it is a party admissible in evidence in each Relevant Jurisdiction,

have been obtained or effected and are in full force and effect except any Authorisation referred to in Clause 19.8 (No filing or stamp taxes), which Authorisations will be promptly obtained or effected after the date of this Agreement or, in the case of any Targetco, after the date on which it becomes a Party.

(b)
All Authorisations necessary for the conduct of the business, trade and ordinary activities of the Obligors have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorisations has or will have a Material Adverse Effect.

19.6	Governing law and enforcement
Subject to the Legal Reservations and the Perfection Requirements:

(a)	the choice of governing law of each of the Finance Documents will be recognised and enforced in each Relevant Jurisdiction; and

(b)	any judgment obtained in relation to a Finance Document in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in each Relevant Jurisdiction.

19.7	Deduction of Tax

(a)	As at the date of this Agreement, no UK Borrower is required to make any Tax Deduction from any payment it may make under any Finance Document to a Lender which is:

(i)	a UK Qualifying Lender:

(A)	falling within sub-paragraph (i)(A) of the definition of UK Qualifying Lender; or

(B)	except where a Direction has been given under section 931 of the ITA in relation to the payment concerned, falling within sub-paragraph (i)(B) of the definition of UK Qualifying Lender; or

(C)	falling within sub-paragraph (ii) of the definition of UK Qualifying Lender; or

(ii)
a UK Treaty Lender and the payment is one specified in a direction given by the Commissioners of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488).

(b)	As at the date of this Agreement, no French Facility Borrower is required to make any Tax Deduction from any payment it may make under any Finance Document to the Original French Facility Lender.

(c)	As at the date of this Agreement, no Obligor (other than a UK Borrower and a French Facility Borrower) is required to make any Tax Deduction from any payment it may make under any Finance Documents.

19.8	No filing or stamp taxes
Under the laws of its Relevant Jurisdiction, it is not necessary that the Finance Documents be registered, filed, recorded, notarised or enrolled with any court or other authority in that jurisdiction or that any stamp duty, stamp duty land tax, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except registration of particulars of the Security Documents at the appropriate registration offices and payment of associated fees and taxes (which will be made and paid promptly after the date of the relevant Security

Document) and except in the case of (i) court proceedings in a Luxembourg court of (ii) the presentation of any Finance Documents (either directly or by way of reference) to an official authority (autorité constituée), such court or autorité constituée may require registration of all or any of the Finance Documents with the Administration de l’Enregistrement et des Domaines in Luxembourg, which may result in registration duties becoming due and payable, at a fixed rate of EUR 12 or an ad valorem rate which depends on the nature of the registered document.

19.9	VAT

(a)	It is not a member of a VAT group other than a group made up solely of Obligors.

(b)
Each of the French Facility Borrowers has properly and timely elected for the application of VAT to the Rental Income in accordance with the provisions of Article 260-2 of the French Tax Code and is fully entitled to recover VAT.

19.10	No default

(a)
No Event of Default and, as at the date of this Agreement and the Utilisation Date, no Default is continuing or is reasonably likely to result from the making of any Utilisation or the entry into, or the performance of, or any transaction contemplated by, any Transaction Document.

(b)
No other event or circumstance is outstanding which constitutes (or with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or a termination event (however described) under any other agreement or instrument which is binding on it or to which any of its assets are subject which has, or will have a Material Adverse Effect.

19.11	Information

(a)
Except as disclosed in any Report, all written factual information supplied by it or on its behalf to any Finance Party in connection with the Transaction Documents was true and accurate in all material respects as at the date it was provided or as at any date at which it was stated to be given.

(b)
Any financial projections provided by it or on its behalf contained in the information referred to in paragraph (a) above have been prepared as at their date, on the basis of recent historical information and on the basis of reasonable assumptions.

(c)
Except as disclosed in any Report, it has not omitted to supply any factual information which, if disclosed, would make the information referred to in paragraph (a) above untrue or misleading in any material respect as at any date it was stated to be given.

(d)
Except as disclosed in any Report, as at the Utilisation Date, nothing has occurred since the date of the information referred to in paragraph (a) which, if disclosed, would make that information untrue or misleading in any material respect.

19.12	Financial statements

(a)	Its Original Financial Statements were prepared in accordance with the Accounting Principles consistently applied.

(b)	Its Original Financial Statements give a true and fair view of its financial condition as at the end of the relevant financial year and results of operations during the relevant financial year.

(c)	Its most recent financial statements delivered pursuant to Clause 20.1 (Financial statements) and if available as at the date hereof:

(i)	have been prepared in accordance with the Accounting Principles as applied to the Original Financial Statements; and

(ii)
give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition as at the end of the relevant financial year and operations (consolidated in the case of the Parent) during the relevant financial year.

19.13	Pari passu ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

19.14	No proceedings pending or threatened
No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, has or will have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it (or against its directors).

19.15	Valuation

(a)
To the best of its knowledge and belief having made due and careful enquiry, all written factual information supplied by it or on its behalf to the Valuer for the purposes of each Valuation was true and accurate as at its date or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)
Any financial projections provided by it or on its behalf and contained in the information referred to in paragraph (a) above have been prepared as at their date, on the basis of recent historical information and on the basis of reasonable assumptions.

(c)
To the best of its knowledge and belief having made due and careful enquiry, it has not omitted to supply any factual information to the Valuer which, if disclosed, would adversely affect the Valuation as at the date at which it is stated to be given.

(d)
To the best of its knowledge and belief having made due and careful enquiry, as at the Utilisation Date, nothing has occurred since the date the information referred to in paragraph (a) above was supplied which, if it had occurred prior to the Initial Valuation.

19.16	Title to Property and other assets

(a)	Except as disclosed in any Property Report, each Obligor named as owner of a Property (other than a German Property) in Schedule 2 (The Properties) on and from the Utilisation Date:

(i)	pending completion of the registration of its interests in the relevant property with the appropriate law registry will be the legal and beneficial owner or registered proprietor of that Property; and

(ii)	has good and marketable title to that Property (and in the case of the Scottish Properties, with no exclusion of indemnity by the Keeper of the Land Registry), free from Security and restrictions and onerous covenants which would reasonably be expected to have a materially adverse effect on that Property (other than that created by or pursuant to the Security Documents or which constitutes Permitted Security).

(b)
Each German Propco will, from the first Utilisation Date have an irrevocable and unlimited expectancy right (Anwartschaftsrecht) to become the legal and beneficial, in relation to each such German Property, owner (Eigentümer) of that German Property, free from Security (other than those created by or pursuant to the Security Documents and other than any Existing Land Charge) and encumbrances, third party rights (other than any Permitted Encumbrances), and except as disclosed in a Report or taken into account in the Initial Valution, public law disposal restrictions (e.g. due to refurbishment areas (Sanierungsgebiet) or development areas (Entwicklungsgebiet)), public charges (Baulasten) or, to the best knowledge and belief of each German Propco, restrictions resulting from monument protection (Denkmalschutz), ordinances for urban design or preservation (Gestaltungs- oder Erhaltungssatzungen) or urban development contracts (städtebauliche Verträge).

(c)
Except as disclosed in any Property Report, each Obligor has good and marketable title to its Ownership Interests which are expressed to be the subject of the Transaction Security, free from Security and restrictions and onerous covenants (other than that created by or pursuant to the Security Documents or which constitutes Permitted Security).

(d)
Each Obligor has good and marketable title to its Subordinated Debt which are expressed to be the subject of the Transaction Security, free from Security and restrictions and onerous covenants (other than that created by or pursuant to the Security Documents or which constitutes Permitted Security).

(e)	From the Utilisation Date except as disclosed in the Property Report relating to a Property:

(i)
no breach of any law, regulation (including but not limited to the ERP (établissement recevant du public)) or covenant is outstanding which adversely affects or might reasonably be expected to adversely affect the value, saleability or use of that Property in any material respect;

(ii)
there is no covenant, agreement, stipulation, reservation, condition, interest, right, easement or other matter whatsoever adversely affecting that Property (other than a German Property) in any material respect;

(iii)	there is no agreement, interest, right, easement or other matter whatsoever adversely affecting that German Property in any material respect;

(iv)
nothing has arisen or has been created or is outstanding which would be an overriding interest, or an unregistered interest which overrides first registration or a registered disposition, over that Property;

(v)	there is no encroachment (Überbau) in respect of a German Property;

(vi)	all facilities necessary for the carrying on of its business at that Property are enjoyed by that Property;

(vii)	none of the facilities referred to in sub-paragraph (vi) above are enjoyed on terms:

(A)	entitling any person to terminate or curtail its use of that Property; or

(B)	which conflict with or restrict its use of that Property in any material respect;

(viii)
the relevant Obligor has not received any notice of any adverse claim by any person in respect of the ownership of that Property or any interest in it which might reasonably be expected to be determined in favour of that person, nor has any acknowledgement been given to any such person in respect of that Property in each case where the claim or acknowledgement materially and adversely affects that Property;

(ix)	that Property is held by the relevant Obligor free from any lease or licence (other than those entered into in accordance with this Agreement); and

(x)
except as disclosed in any Technical Due Diligence Report and to the best of its knowledge and belief having made due and careful enquiry, each Property is free and clear of material damage and structural defects.

(f)	All deeds and documents necessary to show good and marketable title to any Obligors' interest in a Property located in the United Kingdom will from the Utilisation Date be:

(i)	in possession of the Security Agent;

(ii)	held at the applicable land registry to the order of the Security Agent; or

(iii)	held to the order of the Security Agent by a firm of solicitors approved by the Security Agent for that purpose.

(g)
Upon registration of the German Propcos as owner of the respective German Property in the relevant German Land Register, the German Propcos will become the sole legal and beneficial owners of the German Properties, free from any Security (other than those created by or pursuant to the Security Documents) and encumbrances, third party rights and public law restrictions (other than any Permitted Encumbrances).

19.17	Information for Reports

(a)
To the best of its knowledge and belief having made due and careful enquiry, the written factual information supplied by it or on its behalf to (i) the lawyers who prepared any Property Report for the purpose of that Property Report and (ii) any report provider in connection with the preparation of any other Report, was true and accurate as at the date of the relevant Report or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)
To the best of its knowledge and belief having made due and careful enquiry, the information referred to in paragraph (a) above was at the date it was expressed to be given complete and did not omit any information which, if disclosed would make that information untrue or misleading.

(c)
To the best of its knowledge and belief having made due and careful enquiry, as at the Utilisation Date, nothing has occurred since the date of any information referred to in paragraph (a) above which, if disclosed, would make that information untrue or misleading.

19.18	Environmental compliance

(a)
Except as disclosed in any Environmental Report, each member of the Group is in compliance in all material respects with all Environmental Law, Environmental Permits and all other material covenants, conditions, restrictions or agreements directly or indirectly concerned with any contamination, pollution or waste or the release or discharge of any emission or substance capable of causing harm to any living organism or the environment in connection with any Property and no circumstances have occurred which would prevent such compliance.

(b)	Except as disclosed in any Environmental Report, no material Environmental Claim has been commenced or is threatened against any member of the Group.

19.19	No other business

(a)	No Obligor has traded or carried on any business since the date of its formation other than:

(i)	in the case of the Obligors, its entry into and performance of the terms of the Transaction Documents;

(ii)	in the case of each Targetco, conducting the business of acquiring, managing, developing, letting and owning its Property;

(iii)	the ownership of the Obligors; and

(iv)	any business ancillary to those referred to in sub-paragraphs (i) to (iii) above conducted in a manner consistent with the Finance Documents.

(b)	No Obligor has or has had at any time:

(i)	any employees; or

(ii)	any obligation in respect of any retirement benefit or occupational pension scheme.

(c)
No Obligor owns directly or indirectly, legally or beneficially, any investments in any unlimited company, partnership or other entity with unlimited liability other than shown in the Group Structure Chart.

(d)
No Obligor has any material liabilities (whether actual or contingent) other than under the Transaction Documents or arising as a result of its ownership, development management and/or occupation of the Properties.

19.20	Centre of main interests and establishments
For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the Regulation), its "centre of main interests" (as that term is used in Article 3(1) of the Regulation) is situated in its Original Jurisdiction and it has no "establishment" (as that term is used in Article 2(h) of the Regulations) in any other jurisdiction.

19.21	Ranking of Security
Subject to the Legal Reservations and the Perfection Requirements, the Security conferred by each Security Document constitutes a first priority Security interest of the type described, over the assets referred to, in that Security Document and those assets are not subject to any prior or pari passu ranking Security (except, as applicable, for the Security created under the Custody Agreement).

19.22	Taxation

(a)
It has duly and punctually paid and discharged all material Tax imposed upon it or its assets within the time period allowed without incurring material interest or penalties (save to the extent that (i) payment is being contested in good faith, (ii) it has maintained adequate reserves for the payment of such Taxes and (iii) payment can be lawfully withheld).

(b)	It has filed all Tax returns without incurring any material late filing interest or penalty.

(c)	It is not aware of any claims being asserted against it with respect to Taxes.

(d)	Each of the Obligors is resident for Tax purposes solely in its Original Jurisdiction and does not have a permanent establishment outside of its Original Jurisdiction.

(e)
No Rental Income payable to any Obligor is subject to a requirement to make a deduction or withholding for or on account of Tax from that Rental Income except that this representation shall not apply to Rental Income payable in respect of a UK Property which is subject to the UK’s “Non-Resident Landlords Scheme” pursuant to the Taxation of Income from Land (Non-Residents) Regulations 1995 (but, for the avoidance of doubt, the Company’s obligation under the condition subsequent set out in paragraph 1(c) in Part 4 (Conditions Subsequent) Schedule 3 (Conditions Precedents and Conditions Subsequent) shall still apply).

(f)	It does not have the sole or main objective of Tax avoidance in entering into the Transaction Documents.

(g)	No Obligor has entered into any transaction with any third party except on arm’s length terms and for full market value.

(h)	It is not a US Tax Obligor.

19.23	French Tax

(a)
Each of the French Facility Borrowers and its direct and indirect shareholders are not subject to (including on a joint and several basis) the annual 3%-tax on property (taxe annuelle de 3% sur les immeubles) provided for by article 990 D of the French Tax Code, or is exempt from such Tax.

(b)	None of the French Facility Borrowers belong to a French tax consolidated group (groupe intégré fiscalement) within the meaning of articles 223 A et seq of the French Tax Code.

(c)	Trias OPCI – T complies with all requirements to benefit from the tax regime provided under article 208, 3° nonies of the French Tax Code.

19.24	Dutch fiscal unity
None of the Dutch Propcos belong to a Dutch fiscal unity for Dutch VAT and corporate income tax purposes other than a fiscal unity solely made up of Obligors

19.25	Ownership

(a)
As at the first Utilisation Date (and assuming that Completion has occurred as at that date), the Group Structure Chart accurately shows the ownership of each Original Obligor and each Targetco immediately after Completion.

(b)
As at the second Utilisation Date (and assuming that Completion in respect of the accession of the Additional German Propco and the Additional Property has occurred as at that date), the Updated Group Structure Chart accurately shows the ownership of each Obligor.

(c)	The shares (or any other Ownership Interests) in the capital of each Obligor are fully paid and are not subject to any option to purchase or similar rights.

(d)
The constitutional documents of each Obligor whose Ownership Interests are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those Ownership Interests on creation or on enforcement of the Transaction Security.

19.26	Acquisition Documents

(a)	The Acquisition Documents contain all the material terms of the Acquisition.

(b)
To the best of its knowledge, no representation or warranty (as qualified by any disclosure made in accordance with the terms of any Acquisition Document) given by any party to the Acquisition Documents is untrue or misleading in any material respect.

19.27	Anti-Money Laundering Laws
The operations of each member of the Group are, and have been, conducted at all times in compliance with applicable Anti-Money Laundering Laws.

19.28	Anti-corruption and anti-terrorism

(a)
In connection with the activities to which the Facilities relate, each Obligor has not directly or indirectly made or promised, and does not know or have reason to know that any of its employees, or any third party acting on its behalf, has made or promised a contribution, payment or gift or otherwise provided any other thing of value to, or for the private use of, any Government Official for the purpose of making a Prohibited Payment.

(b)	No officer, director or shareholder of an Obligor (but excluding any shareholder of the Parent):

(i)	is a Government Official; or

(ii)	is on a Sanctions List or is owned or controlled by a person who is on a Sanction List.

19.29	Insurance
Each premium for the construction insurance in respect of the French Property located at 58 Marceau and 23/25 rue de Bassano, 75008 Paris is and has been fully paid.

19.30	Repetition

(a)
Each Additional Guarantor makes the representations and warranties set out in this Clause 19 (except 19.11 (Information), 19.25 (Ownership) (and 19.26 (Acquisition Documents)) to each Finance Party on the date of its accession as a Party.

(b)	The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on:

(i)	(except in the case of Clause 19.12 (Financial statements), the date of each Utilisation Request, on the Utilisation Date and the first day of each Interest Period; and

(ii)
in the case of Clause 19.12 (Financial statements), each date on which an Obligor delivers, or, if earlier, is obliged to deliver, financial statements in accordance with Clause 20.1 (Financial statements) (except that those contained in paragraph (a) of Clause 19.12 (Financial statements) will cease to be so made once subsequent financial statements have been delivered under this Agreement).

20.	INFORMATION UNDERTAKINGS
The undertakings in this Clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

20.1	Financial statements
The Company shall supply to the Agent in sufficient copies for all the Lenders as soon as they are available, but in any event within 180 days after the end of each of its financial years:

(a)	its audited consolidated financial statements for that financial year; and

(b)
if audited financial statements are required to be prepared by an Obligor under applicable local law and regulation, the audited financial statements of that Obligor for that financial year or, if audited financial statements are not required to be prepared by an Obligor under applicable local law and regulations, the unaudited financial statements of that Obligor.

20.2	Compliance Certificate

(a)	The Obligors' Agent must supply to the Agent a Compliance Certificate:

(i)	five Business Days before each Interest Payment Date; and

(ii)	following the injection of any Cure Amount, in accordance with Clause 21.3 (Equity Cure).

(b)	Each Compliance Certificate must set out, in reasonable detail, calculations as to:

(i)	compliance with Clause 21.1 (Loan to Value Ratio) for the Interest Payment Date in respect of which that Compliance Certificate is delivered;

(ii)	compliance with Clause 21.2 (Default Level Debt Service Cover Ratio) for the Interest Payment Date in respect of which that Compliance Certificate is delivered.

(c)
If the Agent (acting reasonably) is of the opinion that there is a manifest error in a calculation in any Compliance Certificate provided by the Obligors' Agent pursuant to paragraph (a) above, or the Obligors' Agent does not provide a calculation when requested by the Agent, then the Agent must promptly notify the Borrowers of the details of this manifest error or missing information. Following that notification, the Agent may run the relevant calculation, and that calculation will, in the absence of manifest error, prevail over any calculation provided by the Borrowers (or in the absence of any calculation, as applicable). The Agent must promptly notify the Borrowers of any consequent revisions to the calculation.

(d)	Each Compliance Certificate must be duly authorised by the Obligors' Agent.

20.3	Requirements as to financial statements

(a)
Each set of financial statements delivered by the Company pursuant to Clause 20.1 (Financial statements) must be certified by a director of the relevant company as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition as at the date as at which those financial statements were drawn up.

(b)
The Company will procure that each set of financial statements of an Obligor delivered pursuant to Clause 20.1 (Financial statements) is prepared using the Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in the Accounting Principles, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Agent:

(i)
a description of any change necessary for those financial statements to reflect the Accounting Principles, accounting practices and reference periods upon which that Obligor's Original Financial Statements were prepared; and

(ii)
sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to make an accurate comparison between the financial position indicated in those financial statements and that Obligor's Original Financial Statements.

(c)
Any reference in this Agreement to those financial statements will be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

20.4	Monitoring of Property

(a)
On or before the date falling five Business Days before each Interest Payment Date, the Company must supply to the Agent a report containing the following information, in form and substance satisfactory to the Agent, in respect of (except in the case of proposed or required capital expenditure or repairs under sub-paragraphs (vii) and (viii) below) the Financial Quarter ending immediately prior to that Interest Payment Date:

(i)
a schedule of the existing occupational tenants of each Property, showing for each tenant, any guarantor, the term, any break clause, the rent, rent free, service charge, VAT, any other amounts payable in that period by that tenant together with, for each Property, details of all Operating Expenses;

(ii)	details of:

(A)	any arrears of rents or service charges under any Lease Document in excess of €50,000 (or its currency equivalent); and

(B)	any other material breaches of covenant under any Lease Document of which it is aware and in its reasonable opinion may have a material impact on the value of the relevant Property, and any step being taken to recover or remedy them;

(iii)	details of any material dispute or litigation with, or any insolvency or similar proceedings affecting, any material occupational tenant of a Property or any guarantor of that material occupational tenant where the claim has a value in excess of €100,000 (or its currency equivalent);

(iv)	details of the next rent review date and of any rent reviews with respect to any Lease Document where the annual Rental Income payable in respect of that Lease Document exceeds €100,000 per annum; and

(v)
details of any Lease Document which has expired or been determined or surrendered in the relevant period and of any Lease Document maturing in the next 12 Months and any new letting signed and any proposed new letting where the proposed annual Rental Income exceeds €250,000 per annum (or its currency equivalent);

(vi)	copies of all material correspondence with insurance brokers handling the insurance of any Property where the claim has a value in excess of € 100,000 (or its currency equivalent);

(vii)	details of any actual capital expenditure with respect to each Property and any proposed capital expenditure which is not envisaged by the Business Plan;

(viii)
details of any actual or required material refurbishment, redevelopment or repairs to any Property where the projected costs of such refurbishment, redevelopment or repairs exceeds €100,000 (or its currency equivalent);

(ix)	any other information in relation to a Property reasonably requested by the Agent (in sufficient copies for all the Lenders, if the Agent so requests); and

(x)
details of any correspondence with the head landlord or its agents or insurers in relation to the Headlease or the Property to the extent that any such correspondence could reasonably be expected to have an impact on the Property and/or any Security and any evidence required to demonstrate compliance with its obligations under Clause 23.3 (Headleases).

(b)	The Obligors' Agent must notify the Agent of any likely buyer of any part of a Property (including terms of reference).

20.5	Information: miscellaneous
The Company shall supply to the Agent (in sufficient copies for all the Lenders, if the Agent so requests):

(a)
promptly upon becoming aware of them, the details of any material litigation, arbitration or administrative proceedings or investigations which are current, threatened or pending against any member of the Group (or against its directors) (including, without limitation, any update on the on-going proceedings before the commercial rents judge (juge des loyers commerciaux) and on the outcome of the challenge of the indexation clause, both in in respect of the Sanofi lease, in connection with the relevant French Property or any arbitration or administrative proceedings or investigations where the value of the relevant claim or amount contested exceeds €100,000 (or its currency equivalent));

(b)
promptly following receipt by the relevant German Propco, a copy of the hazardous materials survey and any certificate of removal in relation to the hazardous materials in relation to the German Property located in Münsterstrasse 261, 40470 Düsseldorf received by the relevant German Propco from the relevant Vendor after the date of this Agreement;

(c)
promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral tribunal or other tribunal or any order or sanction of any governmental or other regulatory body which is made against any Obligor (or against its directors); and

(d)	promptly, such further information regarding the financial condition, business and operations of any Obligor or the Group, as any Finance Party (through the Agent) may reasonably request.

20.6	Notification of default

(a)
Each Obligor shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the Agent, the Obligors' Agent shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

20.7	Know your customer checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor or the composition of the shareholders of an Obligor after the date of this Agreement; or

(iii)	a proposed assignment by a Lender or the French Facility Lender of any of its rights under this Agreement and a French Term Loan Agreement to a party that is not a Lender prior to such assignment, obliges the Agent or any Lender (or, in the case of sub-paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in sub-paragraph (iii) above, on behalf of any prospective new Lender) in order for the Agent, such Lender or, in the case of the event described in sub-paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)
In respect of the New Sponsor, promptly following receipt by the Agent or a Lender of such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender) or any Lender (for itself) in order for the Agent or such Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents, the Agent and that Lender (as applicable) shall diligently process such information and diligently carry out all necessary "know your customer" or other similar checks under all applicable laws and regulations in connection with the New Sponsor.

20.8	Business Plan

(a)	The Company:

(i)	will update the Business Plan annually on or before 30 January in each year prior to the Final Repayment Date and will deliver to the Agent the updated Business Plan; and

(ii)	may amend or update the Business Plan at any time.

(b)
If the Company updates or changes the Business Plan, it must promptly deliver to the Agent, in sufficient copies for each of the Lenders, such updated or changed Business Plan together with a written explanation of the main changes in that Business Plan.

21.	FINANCIAL COVENANTS

21.1	Loan to Value Ratio
Each Obligor must ensure that the Loan to Value does not, on each Interest Payment Date, equal or exceed 75 per cent.

21.2	Default Level Debt Service Cover Ratio
Each Obligor must ensure that the Default Level Debt Service Cover Ratio is, on each Interest Payment Date, equal to or greater than 1:25:1.

21.3	Equity Cure

(a)
Subject to, and in accordance with, the provisions of this Clause 21.3, the Company may elect to designate a net amount received by it in cash (in euro) in respect of any Equity Contribution and/or Subordinated Debt (a Cure Amount) in order to remedy any Financial Covenant Breach. For the purposes of this Agreement, a Financial Covenant Breach means, in respect of the same Interest Payment Date, any one or more of a Loan to Value Breach or a Default Level Debt Service Cover Breach (each as defined below), as the context requires.

(b)	If, on any Interest Payment Date, a Financial Covenant Breach occurs, the Cure Amount must be an amount at least equal to the following:

(i)
in the event of a breach of the Loan to Value covenant set out in Clause 21.1 (Loan to Value Ratio) (a Loan to Value Breach), an amount equal to the minimum reduction in Loans on the relevant Interest Payment Date which would have been required to prevent such Loan to Value Breach; or

(ii)
in the event of a breach of the Default Level Debt Service Cover Ratio covenant set out in Clause 21.2 (Default Level Debt Service Cover Ratio) above (a Default Level Debt Service Cover Breach), an amount equal to the minimum reduction required to be made to the Loans at the start of the Default Level Measurement Period relating to that Interest Payment Date which would have been required to prevent such Default Level Debt Service Cover Breach; or

(iii)	in the event of more than one Financial Covenant Breach on that Interest Payment Date, the highest of the applicable Cure Amounts calculated in accordance with the preceding sub-paragraphs.

(c)
In order to remedy any Financial Covenant Breach or Financial Covenant Breaches, the Obligors must, on or before the date falling fifteen Business Days after (and including) the relevant Interest Payment Date on which such Financial Covenant Breach or Financial Covenant Breaches occurred, ensure that the relevant Cure Amount is either:

(i)	applied in prepayment of the Loans; or

(ii)	deposited into the Equity Cure Account.

(d)	A Cure Amount may only be taken into account to remedy one or more Financial Covenant Breaches in respect of an Interest Payment Date if each of the following conditions is satisfied:

(i)	such Cure Amount is applied in accordance with paragraph (c) above;

(ii)	at the time the Cure Amount is applied in accordance with paragraph (c) above, notice is given by the Company to the Agent and such notice:

(A)
certifies the aggregate of such amounts received by the Company, specifies the Financial Covenant Breach (or Financial Covenant Breaches) and the Default Level Measurement Period (if applicable) in respect of which such Cure Amount is to be taken into account (with regard to the provisions of paragraph (b) above) and is signed by a director of the Company; and

(B)
is accompanied by a revised Compliance Certificate indicating compliance with the ratios in Clause 21.1 (Loan to Value Ratio) and 21.2 (Default Level Debt Service Cover Ratio) above after taking into account the Cure Amount designated in accordance with this Clause 21.3 to remedy the non-compliance; and

(iii)	no Cure Amount may be designated as set out above:

(A)	more than four times over the life of the Facilities; or

(B)	in respect of more than two consecutive Interest Payment Dates.

(e)
For the purpose of calculating the Loan to Value Ratio, the Default Level Debt Service Cover Ratio and the Cash Trap Debt Service Cover Ratio pursuant to this Agreement, any component (or any part of any component) of such ratios (including, but not limited to, the Loans, the Market Value, the Cash Trap Debt Service, the Cash Trap Net Operating Income, the Default Level Debt Service and the Default Level Net Operating Income) which is expressed in a currency other than the Base Currency, must be converted into the Base Currency at the Agent's Spot Rate of Exchange on the relevant date of calculation.

22.	GENERAL UNDERTAKINGS
The undertakings in this Clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

22.1	Authorisations
Each Obligor must promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	if requested, supply certified copies to the Agent of,
any Authorisation required under any law or regulation of any Relevant Jurisdiction to:

(i)
enable it to perform its obligations under the Transaction Documents and to ensure the legality, validity, enforceability or admissibility in evidence in each Relevant Jurisdiction of any Transaction Document; or

(ii)	own its assets and carry on its business as it is being conducted.

22.2	Compliance with laws
Each Obligor must comply in all material respects with all laws (including but not limited to the ERP (établissement recevant du public)) to which it or any Property or any other asset which is the subject of the security created pursuant to the Security Documents may be subject.

22.3	Negative pledge
In this Clause 22.3, Quasi-Security means an arrangement or transaction described in paragraph (b) below.

(a)	No Obligor may create or permit to subsist any Security over any of its assets or any encumbrances, easement or any other arrangement having a similar effect over any of its Properties.

(b)	No Obligor may:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraph (a) above does not apply to any Security or (as the case may be) Quasi-Security, or any encumbrances, easement or any other arrangement having a similar effect listed below:

(i)	the Transaction Security;

(ii)	any lien arising by operation of law and in the ordinary course of trading;

(iii)
any lien arising under the general terms and conditions of banks or Sparkassen (Allgemeine Geschäftsbedingungen der Banken oder Sparkassen) with whom any member of the Group maintains a banking relationship in the ordinary course of business;

(iv)
any Security or Quasi-Security over bank accounts arising under clause 24 or clause 25 of the general terms and conditions (algemene bankvoorwaarden) of any member of the Dutch Bankers’ Association (Nederlandse Vereniging van Banken) provided that such Security or Quasi Security is limited to secure amounts which are owed to the relevant account bank for bank account management fees;

(v)	any Security or Quasi-Security over bank accounts arising under the Custody Agreement;

(vi)
any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of trading and on the supplier's standard terms but for the avoidance of doubt, excluding any Property or Ownership Interests;

(vii)	any Security (existing at the date of this Agreement) that is to be irrevocably removed or discharged or released in full on or prior to the Utilisation Date;

(viii)	any Security over a German Property the granting or creation of which cannot be prohibited under section 1136 of the German Civil Code (Bürgerliches Gesetzbuch);

(ix)	any permitted Encumbrances;

(x)	any other Security granted by an Obligor with the prior written consent of the Agent (acting on the instructions of the Majority Lenders); and

(xi)
any Security securing indebtedness the outstanding principal amount of which (when aggregated with the outstanding principal amount of any other indebtedness which has the benefit of Security given by any member of the Group other than any permitted under sub-paragraphs (i) to (ix) above does not exceed €250,000 (or its currency equivalent) at any time.

22.4	Disposals

(a)	No Obligor may enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary), to dispose of all or any part of any assets.

(b)	Paragraph (a) above does not apply to any disposal:

(i)	permitted under Clause 23.2 (Occupational Leases);

(ii)	by an Obligor of a Property or of any of its Ownership Interests in an Obligor made in accordance with paragraph (c) or paragraph (d) below;

(iii)	of cash by way of a payment out of an Account in accordance with this Agreement;

(iv)	of assets compulsorily acquired by any government authority;

(v)	of assets (other than a Property, Ownership Interests, businesses or Intellectual Property) in exchange for other assets comparable or superior as to type, value and quality;

(vi)	arising as a result of any Permitted Security;

(vii)	made in the ordinary course of trading of any asset subject to the floating charge created under a Security Agreement;

(viii)	of obsolete assets which are no longer required for the efficient operation of its business;

(ix)
of assets (other than any Ownership Interests, any Property, businesses or Intellectual Property) for cash where the net consideration receivable (when aggregated with the net consideration receivable for any other sale, lease, licence, transfer or other disposal not allowed under the preceding paragraphs) does not exceed €250,000 (or its currency equivalent) in any financial year; or

(x)	of a German Property (which cannot be prohibited under section 1136 of the German Civil Code (Bürgerliches Gesetzbuch)).

(c)	An Obligor may dispose of its Property, or its Ownership Interests in an Obligor, (each a Disposal) if:

(i)	such Disposal is on arm's length terms to an unrelated third party for cash consideration;

(ii)
as at the date of entering into a binding agreement in respect of such Disposal, no Default is continuing (or, if a Default is continuing, such Default will be remedied to the satisfaction of the Agent (acting reasonably) before or as a result of the completion of such Disposal) or would result from the completion of such Disposal;

(iii)
as at the date of entering into a binding agreement in respect of such Disposal, no Cash Trap Event is continuing (or, if a Cash Trap Event is continuing, such Cash Trap Event will be remedied to the satisfaction of the Agent (acting reasonably) before or as a result of the completion of such Disposal) or would result from the completion of such Disposal;

(iv)
the Disposal Proceeds received from such Disposal, when aggregated with any Equity Contribution paid into the relevant Deposit Account at the same time as such Disposal Proceeds, are not less than the aggregate of:

(A)	the Release Price of that Property or, in the case of the disposal of Ownership Interests in an Obligor, of the Property or Properties owned by that Obligor or any Subsidiary; and

(B)
an amount determined by the Agent (acting reasonably) to provide for prepayment fees and any other amounts that will become due and payable under paragraph (b) of Clause 7.11 (Restrictions) as a result of the application of the Disposal Proceeds in prepayment of the Loans; and

(v)	the Obligors' Agent certifies to the Agent in writing that the conditions in sub-paragraphs (i) to (iv) above have been satisfied,

each such Disposal a Release Price Disposal.

(d)
Subject to paragraph (e) below an Obligor may make a Disposal at any time after the date falling twelve Months before the Final Repayment Date, at any time when a Cash Trap Event is continuing (and such Cash Trap Event would not be remedied to the satisfaction of the Agent (acting reasonably) before or as a result of the completion of such Disposal) and at any time when such a Disposal would trigger a Cash Trap Event if:

(i)	that disposal is on arm's length terms to an unrelated third party for cash consideration;

(ii)
the Disposal Proceeds received from such Disposal, when aggregated with any Equity Contribution paid into the relevant Deposit Account at the same time as such Disposal Proceeds, are not less than the aggregate of:

(A)	the Release Price of that Property or, in the case of the disposal of Ownership Interests in an Obligor, of the Property or Properties owned by that Obligor or any Subsidiary; and

(B)
an amount determined by the Agent (acting reasonably) to provide for prepayment fees and any other amounts that will become due and payable under paragraph (b) of Clause 7.11 (Restrictions) as a result of the application of the Disposal Proceeds in prepayment of the Loans;

(iii)
in respect of a Disposal which triggers a Cash Trap Event, if the Disposal Proceeds received from such Disposal exceed the Release Price of that Property or, in the case of the disposal of Ownership Interests in an Obligor, of the Property or Properties owned by that Obligor or any Subsidiary (the excess), an amount equal to the lower of:

(A)	the excess; and

(B)	the amount required to remedy any Cash Trap Event which is continuing after such Disposal, is applied in prepayment of the Loans on the date of such Disposal; and

(iv)	the Obligors' Agent certifies to the Agent in writing that the conditions in sub-paragraphs (i) and (ii) above have been satisfied, each such Disposal a Total Prepayment Disposal.

(e)
No Obligor may make a Disposal pursuant to paragraph (d) above if the Disposal would trigger a Default or if an Event of Default is continuing at the date of the proposed binding agreement in respect of such Disposal.

(f)	The Obligor must ensure that all Disposal Proceeds are immediately paid into the relevant Deposit Account for application in accordance with Clause 17.7 (Deposit Accounts).

(g)	A Property disposed of, or a Property owned by a Borrower the Ownership Interests of which are disposed of, in accordance with paragraphs (c) above and (d) above will cease to be a Property.

(h)
In order to determine whether, for the purposes of paragraph (c) or (d) above, a Cash Trap Event that is continuing at the time of a Disposal will be remedied by that Disposal or whether a Cash Trap Event will not be triggered by a Disposal (each a Relevant Disposal), the certificate provided by the Obligors' Agent to the Agent pursuant to paragraph (c) or (d) must certify to the Agent that:

(i)
the Loan to Value as at the most recent Interest Payment Date prior to the delivery of that certificate would not equal or exceed 70 per cent. on a pro forma basis as a result of the Relevant Disposal where, for these purposes, the Loan to Value as at the most recent Interest Payment Date prior to the delivery of that certificate will be pro forma adjusted by deducting the Market Value of the relevant Property or Properties forming part of the Relevant Disposal from the Market Value of all Properties (as determined for the Loan to Value as at the most recent Interest Payment Date prior to the delivery of that certificate) and by deducting from the outstanding Loans (excluding the French Facility Loans to the extent that it is still outstanding) as at the most recent Interest Payment Date prior to the delivery of that certificate the Disposal Proceeds that are certified by the Obligors' Agent to be applied in prepayment of the Loans in accordance with this Clause 22.4; and

(ii)
the Cash Trap Debt Service Cover Ratio as at the most recent Interest Payment Date prior to the delivery of that certificate would be greater than 1.5:1 on a pro forma basis as a result of the Relevant Disposal where, for these purposes, the Cash Trap Debt Service Cover Ratio as at the most recent Interest Payment Date prior to the delivery of that certificate will be pro forma adjusted by calculating Cash Trap Debt Service for the relevant Cash Trap Measurement Period as if the Disposal Proceeds that are certified by the Obligor's Agent to be applied in prepayment of the Loans in accordance with this Clause 22.4 (excluding the French Facility Loans to the extent that it is still outstanding) on the first day of such Cash Trap Measurement Period with the Cash Trap Projected Net Operating Income in respect of that Cash Trap Measurement Period being reduced by the Cash Trap Projected Net Operating Income attributable to the Property or Properties forming part of the Relevant Disposal.

22.5	Financial Indebtedness

(a)	No Obligor may, without the prior written consent of the Agent (acting on the instructions of the Majority Lenders), incur or permit to be outstanding any Financial Indebtedness;

(b)	Paragraph (a) does not apply to any Financial Indebtedness:

(i)	incurred under the Finance Documents;

(ii)	repaid on or prior to the Utilisation Date;

(iii)	which constitutes Subordinated Debt which is subject to paragraph (c) below;

(iv)	that arises as a normal trade credit in the ordinary course of any Obligor’s trading and is not outstanding for more than 90 days; or

(v)	not permitted by the preceding paragraphs and the outstanding principal amount of which does not exceed €250,000 (or its currency equivalent) in aggregate for the Group at any time.

(c)	Each Obligor must ensure that each Subordinated Debt Document and the Subordinated Debt created or evidenced by that Subordinated Debt Document, is governed by the laws of Luxembourg.

22.6	Lending and guarantees

(a)	No Obligor may be the creditor in respect of any loan or any form of credit to any person other than:

(i)	any loan to another Obligor which constitutes Subordinated Debt;

(ii)	any trade credit extended by an Obligor in the ordinary course of trade and is not outstanding for more than 90 days; and

(iii)
any advance payment made in relation to Permitted Capex in the ordinary course of business provided that the aggregate annual amount of any such advance payments does not exceed 10 per cent of the aggregate projected costs of the Permitted Capex for that 12 Month period.

(b)
No Obligor may give or allow to be outstanding any guarantee or indemnity to or for the benefit of any person in respect of any obligation of any other person or enter into any document under which that Obligor assumes any liability of any other person other than:

(i)	any guarantee or indemnity given under the Finance Documents; or

(ii)	any liability of an Obligor arising under a declaration of joint and several liability (hoofdelijke aansprakelijkheid) as referred to in Article 2:403 of the Dutch Civil Code.

22.7	Merger

(a)	No Obligor may enter into any amalgamation, demerger, merger or corporate reconstruction.

(b)	Paragraph (a) above does not apply to any Disposal permitted pursuant to Clause 22.4 (Disposals).

22.8	Conduct of business

(a)	No Obligor may trade or carry on any business or incur any liabilities other than:

(i)	the ownership of the Obligors; and

(ii)	in the case of each Propco, the ownership, management and letting of its interests in the relevant Property and related activities in any manner which is consistent with the Finance Documents.

(b)	The Parent may not make or permit any material change to the nature or scope of the business or activities of the Obligors.

(c)	The Parent must not have any direct or indirect Subsidiaries other than the Obligors.

22.9	Acquisitions

(a)	No Obligor may make any acquisition or investment.

(b)	Paragraph (a) above shall not apply to:

(i)	any Acquisition; or

(ii)	a Permitted Share Issue.

22.10	Targetco
The Company must ensure that on the Utilisation Date, each Targetco becomes an Additional Guarantor in accordance with Clause 26.2 (Additional Borrowers).

22.11	Acquisition Documents

(a)
No Obligor may, in any material respect, amend, vary, novate, forego or waive any provision, right or condition arising in or under any Acquisition Document or agree to do any of those things except as disclosed to the Agent before the date of this Agreement or with the prior consent of the Agent (acting reasonably) or as required by law.

(b)	Each Obligor must comply with all its material obligations under the Acquisition Documents.

(c)	Each Obligor must take all reasonable and practical steps to preserve and enforce its material rights and pursue any claims and remedies arising under the Acquisition Documents.

22.12	Other agreements
No Obligor may enter into any material agreement other than:

(a)	the Transaction Documents;

(b)	any agreement in connection with or for the purposes of carrying out the Permitted Capex; and

(c)	any other agreement expressly allowed under any other term of this Agreement.

22.13	Material contracts

(a)
Subject to Clause 23.9 (Managing Agents), Clause 23.11 (Asset Managers) and excluding amendments to any agreements in connection with or for the purpose of carrying out the Permitted Capex, no Obligor may amend or alter the terms of any contract (other than the Custody Agreement) to which it is a party which creates liability in excess of €100,000 (or its currency equivalent) without the prior written consent of the Agent (not to be unreasonably withheld or delayed). For the avoidance of doubt, the terms of this clause do not permit any amendments or alterations to the terms of a management agreement which would be in breach of 23.9 (Managing Agents) or Clause 23.11 (Asset Managers).

(b)	The OPCI may not amend or alter the Custody Agreement in a way that will adversely affect the rights of the Finance Parties under the Finance Documents.

(c)	The OPCI may not invest into any Financial Securities (Tites Financiers) as defined in the Custody Agreement without the prior written consent of the Lenders.

22.14	Shares, units, dividends and share redemption

(a)	No Obligor may issue any further shares or amend any rights attaching to its issued shares, units, stocks, debentures or other securities.

(b)	Paragraph (a) above does not apply to a Permitted Share Issue.

(c)	No Obligor may:

(i)
declare, make or pay any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital or partnership capital (or any class of its share capital, partnership capital or unit capital);

(ii)	repay or distribute any dividend or share premium reserve;

(iii)	pay any management, advisory or other fee to or to the order of any of its shareholders or partners; or

(iv)	redeem, repurchase, defease, retire or repay any of its share capital, partnership capital or unit capital or resolve to do so.

(d)	No Obligor may subscribe for or otherwise acquire any stock, share or unit which is only partly paid up or in respect of which the company which issued that stock, share or unit has any call or lien.

(e)
Paragraph (c) does not apply to a Permitted Payment provided that, at the time such Permitted Payment is made no Default is continuing, no Cash Trap Event is continuing and no Default or Cash Trap Event would occur as a result of the Permitted Payment.

(f)
Each Obligor must promptly pay all calls or other payments which may be or become due in respect of any shares, units or other Ownership Interests held by it and must not appoint any third party nominee (other than the appointment of the Security Agent pursuant to the terms of a Security Document) to exercise any members' or partners' rights or information rights in relation to any shares, units or other Ownership Interests held by it.

(g)
The French Facility Borrowers must promptly pay by way of dividend or cash distribution (to the extent legally permissible) an amount equal to the French Mandatory Prepayment Shortfall Amount received by such French Facility Borrower to its shareholder and each Obligor shall ensure (to the extent legally permissible) that any payments received directly or indirectly from the French Facility Borrowers pursuant to this paragraph (g) are paid (via on-payment of dividend or cash distribution) to the Company.

22.15	VAT

(a)	No Obligor may form or be a member of any VAT group other than with another Obligor.

(b)
No Propco, other than a Dutch Propco with a VAT exempt tenant, may take any steps (whether by act, omission or otherwise) by which any option to tax made by it by virtue of which VAT is chargeable in respect of its property rental activity could be revoked or cease to have effect.

22.16	Taxes

(a)
Each Obligor must make all Tax filings within applicable time limits (save as where failure to do so would not (i) give rise to a Material Adverse Effect or (ii) trigger material late submission penalties or fees) and pay all Taxes due and payable by it (including without limitation, any Taxes due and payable by an Obligor in respect of a Spin) prior to the accrual of any material fine or penalty for late payment, unless (and only to the extent that):

(i)	payment of those Taxes is being contested in good faith; and

(ii)	adequate reserves are being maintained for those Taxes and the costs required to contest them.

(b)
Each Obligor must comply in all material respects with all Tax laws applicable to it including, for the avoidance of doubt, any legislation, rules, published practice and any rulings and clearances from any tax authority, relating to transfer pricing and thin capitalisation.

(c)	Each Obligor must:

(i)	ensure that its residence for Tax purposes is solely in its Original Jurisdiction;

(ii)
ensure that no tax losses belonging to it or tax reliefs available to it are surrendered, waived or otherwise disposed of (but, for the avoidance of doubt, this shall not include the disclaiming of any capital allowances) without the Agent's prior written consent except to another Obligor; and

(iii)
subject to paragraph (a) above and paragraphs (c) and (d) below, except in relation to a transfer of the Ownership Interests in the Group by the Original Sponsor to the New Sponsor (the Spin), ensure that no latent material capital gains tax, stamp duty or stamp duty land tax liability of any Obligor is triggered or realised, whether by reason of capital gains tax degrouping or for any other reason except that this undertaking shall not be given in relation to any such latent tax liability triggered or realised by reason of French Targetco Joubert electing to enter into the tax regime provided for by article 208 C of the French Tax Code.

(d)
The Company shall by not less than 10 Business Days prior to implementing the Spin provide the Agent with updated Tax Structure Reports (addressed to or capable of being relied upon by the Finance Parties) which must set out the steps required to implement the Spin and confirm the amount of all tax liabilities of the Group which will become payable by the Group as a result of the implementation of the Spin.

(e)
Each Obligor must ensure that on or prior to the date of effecting the Spin, an amount equal to the amount of any Taxes due and payable by the Group in respect of the Spin (as set out in the updated Tax Structure Reports referred to in paragraph (d) above) is standing to the credit of the Company General Account.

(f)
Each Obligor must ensure that it does not have a branch, agency, business (other than the rental business in respect of the relevant Property) or other permanent establishment outside its Original Jurisdiction.

(g)
Each Propco acquiring a UK Property must request an approval of HM Revenue & Customs under the Taxation of Income from Land (Non-Residents) Regulations 1995 in order that all amounts of Rental Income may be paid to that Propco without any withholding or deduction of tax.

(h)	On and from the date of acquisition of a UK Property by a Propco, that Propco must hold the relevant UK Property on investment account and exclusively with an investment intention for UK tax purposes.

(i)	SCI Trias FRA Marly – T shall ensure that it does not carry out any real estate trading or building development for trading purposes.

(j)	No Obligor shall enter into any transaction with any person which gives rise to material tax leakage as a result of not being on arm's length terms.

22.17	Luxembourg Tax

(a)
The Obligors must, to the extent permitted by law, implement the Transaction and determine its liability to tax in accordance with the principles laid down in the Tax Structure Report and the Obligors undertake to inform the Luxembourg tax authorities about the implementation of the structure and the main aspects of the tax treatment applicable thereto in an information letter which will be submitted to the Luxembourg tax authorities together with the filing of the next annual tax return and will promptly notify the Agent when such information letter has been submitted to the Luxembourg Tax Authorities (and in any case, no later than 30 days after such filing).

(b)	Upon the request of any Lender, the Obligors will procure that such Lender or its agent as permitted to inspect at the offices of Arendt in Luxembourg the information letter and any transfer pricing documentation confirming the principles laid down in the Tax Structure Report. If any tax liability arising in accordance with the filing of the information letter has or is likely to have a Material Adverse Effect, the Obligors will notify the Agent and will promptly (and in any case, within 30 days) consult with the Agent to mitigate the effects of such information letter.

(c)	The UK Propcos will use GBP as their functional currency.

22.18	French Tax

(a)
Each of the French Facility Borrowers and its direct and indirect shareholders shall remain not subject to (including on a joint and several basis) the annual 3%-tax on property (taxe annuelle de 3% sur les immeubles) provided for by article 990 D of the French Tax Code or shall be exempt from such 3% tax.

(b)
None of the French Facility Borrowers will belong to a French tax consolidated group (groupe intégré fiscalement) within the meaning of articles 223 A et seq of the French Tax Code, except if such group is formed solely with other French Facility Borrowers.

(c)	Trias OPCI – T shall comply with all requirements to benefit from the tax regime provided under article 208, 3° nonies of the French Tax Code.

(d)
Provided that it is in the best economic interests of French Targetco Joubert to do so, French Targetco Joubert shall make the election referred to in article 208 C III bis of the French Tax Code and comply with all requirements to benefit from the tax regime provided under article 208 C of the French Tax Code from 1 January 2016.

(e)	SCI Trias FRA Marly – T shall not elect to be subject to corporation income tax imposed by France.

22.19	Dutch fiscal unity
None of the Dutch Propcos shall belong to a Dutch fiscal unity for Dutch VAT and corporate income tax purposes other than a fiscal unity solely made up of Obligors

22.20	Syndication and Securitisation

(a)
Each Obligor agrees that all or part of any Loan or Commitment, or any Lender's interest therein or under any Finance Document may be syndicated and/or securitised (whether alone or in conjunction with any other loan or loans).

(b)
Each Obligor must provide reasonable assistance to each Arranger in the preparation of any information memorandum prepared in relation to this transaction and to the primary syndication of the Facility (including, without limitation, by making senior management available for the purpose of making presentations to, or meeting with, potential lending institutions) and will comply with all reasonable requests for information from potential syndicate members prior to completion of syndication.

(c)	In connection with the syndication and/or Securitisation of any Facility (whether alone or in conjunction with other facilities), each Obligor agrees to:

(i)
co-operate with the Finance Parties to facilitate any Securitisation of all or any part of this Facility or of any Loan, and the rating of any Lender's interest in any of the Finance Documents by internationally recognised ratings agencies nominated by the Finance Party concerned;

(ii)
co-operate in the preparation of the related offering circular and to provide such information as any Finance Party may reasonably require, including any information relating to the Properties and the Obligors generally which any Finance Party may reasonably consider necessary to include in that offering circular;

(iii)	subject to the terms of the Occupational Leases, provide such access to the Properties, tenant and financial information and to the management of the Obligors as the Agent may reasonably require; and

(iv)
enter into any additional documents or any amendments to the Finance Documents that the Agent may reasonably require (including any required to tranche, sub-divide or split the whole or part of a Loan into one or more separate tranches in any amounts, having the same or different interest rates and which may rank in priority on a pari passu basis or otherwise) (each a Tranche) provided that in each case, the Obligors shall not be required to agree to any amendments which:

(A)	have a material adverse impact or impose any greater obligation on any member of the Group;

(B)	result or could result in the increase in the weighted average cost of the Facility (whether by an increase in the Margin, fees or otherwise) to the Obligors; or

(C)	are not necessary or reasonably incidental to establish Tranches in accordance with the terms of this paragraph (c)(iv).

22.21	Sanctions

(a)
Each Obligor must at all times comply in all respects with all Sanctions and with the requirements of all laws and regulations applicable to it, including without limitation, all laws and regulations regarding anti-terrorism, however, in each case only insofar as this undertaking does not result in a violation of, or conflict with, section 7 of the German Foreign Trade Ordinance (Außenwirtschaftsverordnung).

(b)
No Obligor shall (and the Company shall procure that no other member of the Group will) use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of the Facility to fund or finance any business activities or transactions:

(i)	of or with a Sanctions Restricted Party; or

(ii)
in any other manner which would reasonably be expected to result in any member of the Group or any Finance Party being in breach of any Sanctions (if and to the extent applicable to either of them) or becoming a Sanctions Restricted Party, however, in each case only insofar as this undertaking does not result in a violation of, or conflict with, section 7 of the German Foreign Trade Ordinance (Außenwirtschaftsverordnung)

(c)
No Obligor may (and the Company must procure that no other member of the Group will) use any revenue or benefit derived from any activity or dealing with any Sanctions Restricted Party in discharging any obligation due or owing to any Lender or other Finance Party.

(d)	The Parent and its Affiliates have conducted their businesses in compliance with applicable Anti-Corruption Law and have instituted and maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein.

(e)
The Borrowers may not directly or indirectly use the proceeds of any Loan or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity for the purpose of financing or facilitating any activity that would violate applicable Anti-Corruption Law.

22.22	Anti-corruption law

(a)	No Obligor may (and the Parent must ensure that no other member of the Group will) directly or indirectly use the proceeds of any Facility:

(i)	for any purpose which would breach any Anti-Corruption Law;

(ii)	to make or promise to make a Prohibited Payment;

(iii)	in connection with any business involving or benefiting a Sanction List or a Sanctioned Country.

(iv)	for any illegal purpose and will not repay any Facility with the proceeds of any illegal activity.

(b)	Each Obligor must (and the Parent must ensure that each other member of the Group will):

(i)	conduct its business in compliance with applicable Anti-Corruption Laws; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Law.

22.23	Financial Assistance
Each Obligor must (and the Parent must procure that each member of the Group will) comply in all respects with all regulations regarding unlawful financial assistance by a company for the acquisition of or subscription for shares or concerning the protection of shareholders' capital and any legislation in any jurisdictions relating to the same.

22.24	Pensions or employees
Each Obligor must ensure that neither it nor any of its Subsidiaries has an occupational pension scheme or any employees.

23.	PROPERTY UNDERTAKINGS
The undertakings in this Clause 23 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

23.1	Title

(a)	Each Propco must exercise and enforce its rights and comply in all material respects with any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting its Property.

(b)
Subject to the terms of Clause 23.2 (Occupational Leases) and to the terms of any Lease Document, no Obligor may agree to any material amendment, supplement, waiver, surrender or release of any covenant, stipulation or obligation (restrictive or otherwise) at any time affecting any Property.

(c)
Each Obligor must promptly, upon the request of the Security Agent, take all such steps as may be necessary or desirable to enable the Security expressed to be created by the Security Documents to be validly registered, where appropriate, at any applicable land registry.

23.2	Occupational Leases

(a)
Subject to paragraphs (b) and (c) below, no Obligor may, without the consent of the Agent (which consent shall be provided to the Company by the Agent within 5 Business Days of such request provided that the Agent has been provided with and is satisfied (acting reasonably) by all relevant and material information reasonably requested by it, such request to be made as a single information request list and not on a piecemeal basis and such consent shall be deemed to have been provided if the Agent does not notify the Company of such approval within 5 Business Days of such request):

(i)	enter into any Agreement for Lease;

(ii)	other than under an Agreement for Lease, grant or agree to grant any new Occupational Lease;

(iii)	agree to any amendment, supplement, extension, waiver, surrender or release in respect of any material terms of any Lease Document;

(iv)	exercise any right to break, determine or extend, any Lease Document (except an extension on market terms or better);

(v)	commence any forfeiture or irritancy proceedings (nor serve any notice irritating any Lease Document) in respect of any Lease Document;

(vi)	grant any licence or right to use or occupy any part of a Property;

(vii)	consent to any sublease or assignment of any tenant's interest under any Lease Document;

(viii)	agree to any alterations or change of use under or (except where required to do so under the terms of the relevant Lease Document) rent review in respect of, any Lease Document; or

(ix)	serve any notice on any former tenant under any Lease Document (or on any guarantor of that former tenant) which would entitle it to a new lease or tenancy.

(b)	Paragraph (a) above does not apply to:

(i)	the entry into of any Agreement for Lease or the grant of any new Occupational Lease;

(ii)
any concession, common area, retail and/or hospitality area or car park in respect of the Properties, which is the subject of such grant, amendment, supplement, extension, waiver, surrender, release, sub-lease, assignment or termination, provided that, in each case, the Rental Income from any such arrangement does not exceed €250,000 (or its currency equivalent) per annum.

(c)	Each Propco must:

(i)	diligently collect or use all reasonable endeavours to procure to be collected all Rental Income;

(ii)	exercise its material rights and comply with its material obligations under each Lease Document; and

(iii)	use its reasonable endeavours to ensure that each tenant complies with its material obligations under each Lease Document (including the enforcement of any related guarantee), in a proper and timely manner.

(d)	Any Lease Prepayment Proceeds received by a Propco must be paid into the relevant Deposit Account for application in accordance with Clause 17.7 (Deposit Accounts).

(e)
Each Obligor must supply to the Agent each Lease Document, each amendment, supplement or extension to a Lease Document and each document recording any rent review in respect of a Lease Document following request from the Agent.

(f)
The Obligors must use their reasonable endeavours to find tenants for any vacant lettable space in the Properties with a view to granting a Lease Document with respect to that space unless such vacant lettable space is kept vacant for valid letting strategy purposes.

23.3	Headleases

(a)	Each Obligor must:

(i)	exercise its material rights and comply with its obligations under each Headlease to which it is party;

(ii)	use its reasonable endeavours to ensure that each landlord (including the head landlord) complies with its obligations under each Headlease to which it is party; and

(iii)
promptly notify the Agent and the Security Agent of any matter (including, but not limited to, any correspondence from or on behalf of the head landlord in relation to any forfeiture proceedings, whether actual or threatened) by reason of which any Headlease has or may become subject to determination or to the exercise of any right of re‑entry or forfeiture and, if so required by the Security Agent, apply for relief against forfeiture or irritancy of any Headlease; and

(iv)	provide the Agent with evidence satisfactory to the Agent that each payment due in respect of ground rent and other sums payable under each Headlease has been duly paid within 5 days of its due date, in a proper and timely manner.

(b)	No Obligor may:

(i)	agree to any material amendment, supplement, waiver, surrender or release of any Headlease;

(ii)	exercise any right to break, determine or extend any Headlease;

(iii)	agree to any upwards rent review in respect of any Headlease except where the relevant Headlease is subject to fixed stepped increases and the amounts are disclosed in a Property Report; or

(iv)	deliberately do or allow to be done any act as a result of which any Headlease may become liable to forfeiture or irritancy or otherwise be terminated.

23.4	Maintenance

(a)	Each Obligor must ensure that all buildings, plant, machinery, fixtures and fittings on its Property are in, and maintained in:

(i)	good repair consistent with the principles of good estate management; and

(ii)
such repair, condition and order so as to enable them to be let in accordance with all applicable laws and regulations; for this purpose, a law or regulation will be regarded as applicable if it is in force.

(b)
Where there is an obligation on a tenant to repair or maintain the Obligors shall satisfy the requirements of paragraph (a) above by using commercially reasonable endeavours to enforce that obligation.

23.5	Development and Alterations

(a)
No Obligor may without the prior consent of the Agent carry out, or allow to be carried out, any demolition, construction, structural alterations or additions, development or other similar operations in respect of any part of its Property provided that such consent shall not be unreasonably withheld or delayed and the approval of the Agent shall be deemed to have been provided if the Agent does not notify the Company of such approval within 20 Business Days of the date of the request by the Company.

(b)	Paragraph (a) above does not apply to:

(i)	the maintenance of the buildings, plant, machinery, fixtures and fittings in accordance with the Transaction Documents;

(ii)	the carrying out of any non-material, non-structural improvements or alterations which affect only the interior of any building on a Property;

(iii)	any works undertaken by a tenant under the terms of any Occupational Lease or Agreement for Lease or as of right under any law; or

(iv)	any Permitted Capex.

(c)
Each Obligor must comply in all material respects with all planning laws, permissions, agreements and conditions to which its Property may be subject. Where this is an obligation of a tenant the Obligors shall satisfy these requirements by using commercially reasonable endeavours to enforce that obligation.

23.6	Notices
Each Obligor must, within 14 days after the receipt by any Obligor of any material application, requirement, order or notice served or given by any public or local or any other authority or any landlord with respect to any Property (or any part of it):

(a)	deliver a copy to the Security Agent; and

(b)	inform the Security Agent of the steps taken or proposed to be taken to comply with the relevant requirement, order or notice.

23.7	Investigation of title
Each Obligor must grant the Security Agent or its lawyers on request (acting reasonably) all facilities within the power of each Obligor to enable the Security Agent or its lawyers to:

(a)	carry out investigations of title to any Property; and

(b)	make such enquiries in relation to any part of any Property as a prudent mortgagee might carry out.

23.8	Power to remedy

(a)
If any Obligor fails to perform any obligations under the Finance Documents affecting its Property having been requested by the Security Agent to do so, each Obligor must allow the Security Agent (without any obligation on the Security Agent to do so) or its agents and contractors (to the extent within its power to do so and at a reasonable time and upon reasonable notice and subject to the terms of any Lease Document):

(i)	to enter any part of its Property;

(ii)	to comply with or object to any material notice served on any Obligor in respect of its Property; and

(iii)	to take any action that the Security Agent may reasonably consider necessary or desirable to prevent or remedy any breach of any such term or to comply with or object to any such notice.

(b)
Each Obligor must within 5 Business Days of a request by the Security Agent pay the reasonable costs and expenses of the Security Agent or its agents and contractors incurred in connection with any action taken by it under this Clause.

(c)	No Finance Party will be liable as or obliged to account as mortgagee in possession as a result of any action taken under this Clause.

23.9	Managing Agents

(a)	No Obligor may:

(i)	appoint any managing agent or similar person (other than an Approved Managing Agent);

(ii)	amend, supplement, extend or waive the terms of appointment of any Approved Managing Agent in any material respect; or

(iii)	terminate the appointment of any Approved Managing Agent (unless an Approved Managing Agent is being appointed in its place), without the prior consent of, and on terms approved by, the Agent provided that such consent will not be unreasonably withheld or delayed.

(b)	Each Obligor must ensure that:

(i)	each Approved Managing Agent of any Property:

(A)	enters into a Duty of Care Agreement with the Security Agent in form and substance satisfactory to the Agent (acting reasonably);

(B)	if it collects rent, has a minimum PI cover of €2,000,000 (or its currency equivalent) (with the exception of the JLL PI cover as disclosed in its certificate of insurance);

(C)	acknowledges to the Security Agent that it has notice of the Security created by the Finance Documents; and

(D)	agrees to pay (if it collects rent):

I.	all Net Rental Income received by it into a Rent Account;

II.	all other amounts (excluding VAT received by it into a Service Charge Account); and

III.	all amounts of VAT received by it into a General Account,
in each case without any withholding, set-off or counterclaim; and

(ii)	that the appointment of each Approved Managing Agent is on arms' length market terms.

(c)	If:

(i)	any of the events or circumstances set out in Clause 24.6 (Insolvency) apply to an Approved Managing Agent; or

(ii)
an Approved Managing Agent is in default of its material obligations under its management agreement the Obligor concerned must promptly notify the Agent, and if, as a result of that default, an Obligor is entitled to terminate that management agreement, then, if an Event of Default is continuing and the Agent so requires, that Obligor must:

(A)	terminate the management agreement; and

(B)	appoint a new Approved Managing Agent in accordance with this Clause.

23.10	Approved Cash Managers

(a)	No Obligor may:

(i)	appoint any cash manager or similar person (other than an Approved Cash Manager);

(ii)
amend, supplement, extend or waive the terms of appointment of any Approved Cash Manager in any material respect to the extent such terms relate to the requirements of the Approved Cash Manager to comply with the requirements of the Finance Document; or

(iii)	terminate the appointment of any Approved Cash Manager (unless an Approved Cash Manager is being appointed in its place), without the prior consent of, and on terms approved by, the Agent (acting reasonably). provided that such consent shall not be unreasonably withheld or delayed.

(b)	Each Obligor must ensure that each Approved Cash Manager:

(i)	enters into a Duty of Care Agreement with the Security Agent in form and substance satisfactory to the Agent (acting reasonably); and

(ii)	if it collects rent, has a minimum PI cover of €10,000,000 (or its currency equivalent);

(iii)	agrees to pay:

(A)	all Net Rental Income received by it into a Rent Account;

(B)	all other amounts (excluding VAT received by it into a Service Charge Account); and

(C)	all amounts of VAT received by it into a General Account,

(xviii)	in each case without any withholding, set-off or counterclaim; and.

(c)	If:

(i)	any of the events or circumstances set out in Clause 24.6 (Insolvency) apply to an Approved Cash Manager; or

(ii)
an Approved Cash Manager is in default of its material obligations under the terms of its appointment the Obligor concerned must promptly notify the Agent, and if, as a result of that default, an Obligor is entitled to terminate that appointment, then, if an Event of Default is continuing and the Agent so requires, that Obligor must procure that NorthStar Asset Management Group Inc.:

(A)	terminates the appointment in respect of its services as the Approved Cash Manager; and

(B)	appoints a new Approved Cash Manager in accordance with this Clause.

23.11	Asset Managers

(a)	No Obligor may:

(i)	appoint any asset manager or similar person (other than an Approved Asset Manager);

(ii)	amend, supplement, extend or waive the terms of appointment of any Approved Asset Manager in any material respect; or

(iii)	terminate the appointment of any Approved Asset Manager (unless an Approved Asset Manager is being appointed in its place), without the prior consent of, and on terms approved by, the Agent provided that such consent will not be unreasonably withheld or delayed.

(b)	Each Obligor must ensure that each Approved Asset Manager of any Property:

(i)	enters into a Duty of Care Agreement with the Security Agent in form and substance satisfactory to the Agent (acting reasonably); and

(ii)	acknowledges to the Security Agent that it has notice of the Security created by the Finance Documents.

(c)	If:

(i)	any of the events or circumstances set out in Clause 24.6 (Insolvency) apply to an Approved Asset Manager; or

(ii)
an Approved Asset Manager is in default of its material obligations under its management agreement the Obligor concerned must promptly notify the Agent, and if, as a result of that default, an Obligor is entitled to terminate that management agreement, then, if an Event of Default is continuing and the Agent so requires, that Obligor must:

(A)	terminate the management agreement; and

(B)	appoint a new Approved Asset Manager in accordance with this Clause.

23.12	Insurances

(a)
Each Obligor must ensure that, at all times from the Utilisation Date, Insurances are maintained in full force and effect, which are in compliance with section 15 of the German Mortgage Bond Act (Pfandbriefgesetz) and which:

(i)
insure each Obligor in respect of its interests in each Property owned by it and the plant and machinery on each Property owned by it (including trade and other fixtures and fixed plant and machinery forming part of that Property and improvements) for their full replacement value (being the total cost of entirely rebuilding, reinstating or replacing the relevant asset if it is completely destroyed, together with all related fees and demolition costs) and to:

(A)
provide cover against loss or damage by fire, storm, flood, earthquake, lightning, explosion, impact, aircraft and other aerial devices and articles dropped from them, riot, civil commotion and malicious damage, resulting damage from bursting or overflowing of water tanks, apparatus or pipes and all other normally insurable risks of loss or damage;

(B)	provide cover for demolition and site clearance, shoring or propping up, professional fees and value added tax together with adequate allowance for inflation;

(C)	provide cover against acts of terrorism;

(D)
provide cover for loss of rent or prospective rental income (in respect of a period of not less than three years or, if longer, the minimum period required under the Lease Documents) including provision for any increases in rent during the period of insurance; and

(ii)	include property owners' public liability and third party liability insurance with no exclusions for third party liability arising from acts of terrorism;

(iii)	insure such other risks as a prudent company in the same business as the Obligors would insure; and

(iv)	in each case are in an amount, and in form, and with an insurance company or underwriters, in each case having a Requisite Rating, acceptable at all times to the Agent.

(b)
Each Obligor must procure that each of the Insurances is in the names of the Obligors concerned and that the Security Agent (as agent and trustee for the Finance Parties) is named as co-insured under each of the Insurances (other than public liability and third party liability insurances) but without liability on the part of the Security Agent or any other Finance Party for any premium in relation to those Insurances.

(c)	Each Obligor must procure that the Insurances comply with the following requirements:

(i)	each of the Insurances must contain:

(A)
solely with respect to the commercial property insurance set forth under paragraph (a)(i) and (a)(ii) of Clause 23.12 (Insurances), a non-invalidation and non-vitiation clause under which the Insurances will not be vitiated or avoided as against any insured party or mortgagee or security holder as a result of any circumstances beyond the control of that insured party or any misrepresentation, act, neglect, non-disclosure, or breach of any policy term or condition, on the part of any insured party or any agent of any insured party that is beyond the control of that party;

(B)	a waiver of the rights of subrogation of the insurer as against each Obligor, the Security Agent, the Finance Parties and the tenants of each Property; and

(C)
solely with respect to the commercial property insurance set forth under paragraph (a)(i) and (a)(ii) of Clause 23.12 (Insurances), a loss payee clause with the Security Agent named as loss payee and on such terms as the Security Agent may reasonably require in respect of insurance claim payments in excess of €100,000 (or its currency equivalent) otherwise payable to any Obligor including a provision under which the proceeds of the insurance are payable directly to the Agent;

(ii)
the insurers must give at least 30 days' notice to the Security Agent if any insurer proposes to repudiate, rescind or cancel any Insurance, to treat it as avoided in whole or in part, to treat it as expired due to non-payment of premium or otherwise decline any valid claim under it by or on behalf of any insured party and must give the opportunity to rectify any such non-payment of premium within the notice period; and

(iii)	each Obligor must be free to assign all amounts payable to it under each of its Insurances and all its rights in connection with those amounts in favour of the Security Agent.

(d)
Each Obligor must ensure that the Agent receives copies of all Insurances acceptable to the Agent and described in this Clause, receipts for the payment of premiums for insurance and any information in connection with the insurances and claims under them which the Agent may reasonably require, provided that (where applicable) that Obligor is provided with the same by the head landlord. If the Agent considers that the amount insured by, or the risks covered by, any Insurances are inadequate, the Agent may require any Obligor to increase the amount insured by, and/or amend the category of risks covered by, any Insurance Policy to such extent and in such manner as the Agent may consider appropriate and that Obligor must promptly comply with such request.

(e)	Each Obligor must promptly notify the Agent of:

(i)	the proposed terms of any future renewal of any of the Insurances;

(ii)	any amendment, supplement, extension, termination, avoidance or cancellation of any of the Insurances made or, to its knowledge, threatened or pending;

(iii)	any claim in excess of €100,000 (or its currency equivalent), and any actual or threatened refusal of any claim, under any of the Insurances; and

(iv)	any event or circumstance which has led or may lead to a breach by any Obligor of any term of this Clause.

(f)	Each Obligor must:

(i)	comply with the terms of the Insurances;

(ii)	not do or permit anything to be done which may make void or voidable any of the Insurances; and

(iii)	take reasonable and practical steps to comply with all reasonable risk improvement requirements of its insurers.

(g)	Each Obligor must ensure that:

(i)
each premium for the Insurances is paid promptly upon receipt of an invoice for which that premium is payable (including, without limitation, the construction insurance in respect of the French Property located at 58 Avenue Marceau and 23/25 rue Bassano, 75008 Paris); and

(ii)	all other things necessary are done so as to keep each of the Insurances in force.

(h)
If any Obligor fails to comply with any term of this Clause, the Agent after the issuance and delivery of written notice to the Obligor setting forth an explanation of such non-compliance may (without any obligation to do so), at the expense of the Obligors effect any insurance on behalf of the Agent or the Security Agent (and not in any way for the benefit of the Obligor concerned) and generally do such things and take such other action as the Agent may reasonably consider necessary or desirable to prevent or remedy any breach of this Clause.

(i)
Except as provided below, the proceeds of any Insurances (other than the excluded proceeds referred to in paragraph (c)(i)(C) above) must together with all proceeds of insurances paid directly to the Agent, if a Default is continuing and the Agent so requires, be paid into the relevant Deposit Account for application in accordance with Clause 17.7 (Deposit Accounts).

(j)
If no Event of Default is continuing or to the extent required by the basis of settlement under any Insurances or under any Lease Document, each Obligor must apply moneys received under any Insurances in respect of a Property towards replacing, restoring or reinstating the relevant Property.

(k)
The proceeds of any loss of rent insurance, or business interruption cover, will be treated as Rental Income and applied in such manner as the Agent (acting reasonably) requires to have effect as if it were Rental Income received over the period of the loss.

(l)
Moneys received under liability policies held by an Obligor which are required by that Obligor to satisfy established liabilities of the Obligor to third parties must be used to satisfy these liabilities.

23.13	Compulsory purchase

(a)
Each Obligor must notify the Agent immediately if all or any part of a Property is compulsorily purchased or the applicable governmental agency or authority makes an order for the compulsory purchase of the same.

(b)
On receipt of such notice from an Obligor, the Agent will be entitled to request a revised Valuation of that Property (the cost of any such Valuation will be borne by the Obligors) ignoring that part being compulsorily purchased, for the purposes of Clause 21.1 (Loan to Value Ratio).

23.14	Environmental matters

(a)	Each Obligor must:

(i)	comply and use reasonable endeavours to procure that any relevant third party complies with all Environmental Law applicable to the relevant Property;

(ii)	obtain, maintain and comply in all material respects with all requisite Environmental Permits applicable to it or to a Property; and

(iii)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law applicable to it or a Property, where failure to do so has or is reasonably likely to result in any material liability for any Finance Party.

(b)	Each Obligor must, promptly upon becoming aware, notify the Agent of:

(i)	any Environmental Claim started, or to its knowledge, threatened;

(ii)	any circumstances reasonably likely to result in an Environmental Claim; or

(iii)	any suspension, revocation or notification of any material Environmental Permit.

(c)
Each Obligor must indemnify each Finance Party against any loss or liability which that Finance Party incurs as a result of any actual or alleged breach of any Environmental Law relating to the relevant Property unless it is caused by that Finance Party's gross negligence or wilful misconduct.

23.15	Dutch Property
The relevant Dutch Propco shall use all reasonable endeavours to procure the delivery to the Agent of evidence in form and substance satisfactory to it that an easement has been vested in favour of the Dutch Property located at Rijswijk (ZH), Laan vam Hoornwijck 55/56, 2289 DG which grants access from the main road to the parking lot located at the Dutch Property within 3 Months of the first Utilisation Date and failing this deadline the relevant Dutch Propco must inform the Agent of the steps it has taken to obtain such easement and explain to the Agent the reasons for not having obtained such easement.

24.	EVENTS OF DEFAULT
Each of the events or circumstances set out in this Clause 24 is an Event of Default (save for Clause 24.18 (Acceleration)).

24.1	Non-payment
An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused solely by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within three Business Days of its due date; or

(c)
its failure to pay is caused solely by default on the part of the Security Agent in applying proceeds standing to the credit of an Account in respect of which the Security Agent has sole signing rights in paying any such amount as required by this Agreement.

24.2	Financial Covenants
Subject to the provisions of Clause 21.3 (Equity Cure), any requirement of Clause 21.1 (Loan to Value Ratio) or Clause 21.2 (Default Level Debt Service Cover Ratio) is not satisfied.

24.3	Other obligations

(a)	An Obligor does not comply with any term of:

(i)	Clause 4.3 (Conditions subsequent);

(ii)
Clause 17 (Bank Accounts) (unless any failure by any Obligor to perform or comply with that Clause is caused solely by the default on the part of the Agent in applying proceeds standing to the credit of an Account in respect of which the Agent has sole signing rights in paying any such amount as required by this Agreement);

(iii)	Clause 20.6 (Notification of default);

(iv)	Clause 22.3 (Negative pledge);

(v)	Clause 22.4 (Disposals);

(vi)	Clause 22.5 (Financial Indebtedness);

(vii)	Clause 22.7 (Merger);

(viii)	Clause 22.9 (Acquisitions);

(ix)	Clause 22.14 (Shares, units, dividends and share redemption); or

(x)	Clause 23.2 (Occupational Leases).

(b)
The Company fails to comply with Clause 20.2 (Compliance Certificate) unless the Compliance Certificate is delivered within 3 Business Days of the required date for delivery in accordance with Clause 20.2 (Compliance Certificate).

(c)
A Transaction Obligor does not comply with any provision of the Finance Documents to which it is a party (other than those referred to in Clause 24.1 (Non-payment), Clause 24.2 (Financial Covenants) and paragraphs (a) and (b) above).

(d)	No Event of Default under paragraph (c) above will occur if the failure to comply is capable of remedy in the opinion of the Agent and is remedied within 20 Business Days of the earlier of:

(i)	the Agent giving notice to the Obligors' Agent; and

(ii)	any Transaction Obligor becoming aware of the failure to comply.

24.4	Misrepresentation

(a)
Any representation or statement made or deemed to be made by a Transaction Obligor in the Finance Documents or any other document delivered by or on behalf of any Transaction Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

(b)
No Event of Default under paragraph (a) above will occur if the circumstances giving rise to the misrepresentation or breach of warranty are capable of remedy and are remedied within 20 Business Days of the earlier of

(i)	the Agent giving notice to the Obligors' Agent; and

(ii)	any Transaction Obligor becoming aware of the failure to comply.

24.5	Cross-default

(a)	Any Financial Indebtedness of any Obligor is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any Obligor is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any Obligor is cancelled or suspended by a creditor of any Obligor as a result of an event of default (however described).

(d)
Any creditor of any Obligor becomes entitled to declare any Financial Indebtedness of any Obligor due and payable prior to its specified maturity as a result of an event of default (however described).

(e)	For the purposes of this Clause 24.5, Financial Indebtedness shall not include any Financial Indebtedness which is Subordinated Debt.

24.6	Insolvency

(a)	A Transaction Obligor:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	suspends or threatens to suspend making payments on any of its debts; or

(iii)
by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	A moratorium is declared in respect of any indebtedness of any Transaction Obligor. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

24.7	Insolvency proceedings
Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, examinership, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Transaction Obligor; or

(b)	a composition, compromise, assignment or arrangement with any creditor of any Transaction Obligor; or

(c)	the appointment of a liquidator, receiver, examiner, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Transaction Obligor or any of its assets; or

(d)	enforcement of any Security over any assets of any Transaction Obligor, or any analogous procedure or step is taken in any jurisdiction.
Paragraph (a) above does not apply to any winding-up petition which the Agent is satisfied is frivolous or vexatious and is discharged, stayed or dismissed within 21 days of commencement.

24.8	Creditors' process

(a)
Subject to paragraph (b) below, any expropriation, attachment, sequestration, distress, diligence or execution or any analogous process in any jurisdiction affects any asset or assets of a Transaction Obligor having an aggregate value of €250,000 (or its currency equivalent) or more and is not discharged within 21 days.

(b)
A Dutch executory attachment (executoriaal beslag) affects any asset or assets of a Transaction Obligor having an aggregate value of €250,000 (or its currency equivalent) or more and is not discharged within 10 Business Days.

24.9	Cessation of business
A Transaction Obligor suspends or ceases, or threatens to suspend or cease, to carry on all or a material part of its business (except as a result of any disposal allowed under this Agreement).

24.10	Unlawfulness and invalidity

(a)
It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under the Transaction Documents or any Transaction Security created or expressed to be created or evidenced by the Security Documents ceases to be effective or any subordination created under a Subordination Agreement is or becomes unlawful and that unlawfulness individually or cumulatively materially and adversely affects the interests of the Finance Parties under the Finance Documents.

(b)
Any obligation or obligations of any Transaction Obligor under any Finance Documents are not (subject to the Legal Reservations and the Perfection Requirements) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Finance Parties under the Finance Documents.

(c)
Any Finance Document ceases to be in full force and effect or any Transaction Security or any subordination created under a Subordination Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective and the cessation individually or cumulatively materially and adversely affects the interests of the Finance Parties under the Finance Documents.

24.11	Repudiation and rescission of agreements
A Transaction Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

24.12	Compulsory purchase

(a)	All or any part of any Property is compulsorily purchased or is the subject of an order for its compulsory purchase or is otherwise nationalised or expropriated; and

(b)	taking into account the amount and timing of any compensation payable, such compulsory purchase has or will have a Material Adverse Effect.

24.13	Major damage

(a)	Any part of any Property is destroyed or damaged; and

(b)
taking into account the amount and timing of receipt of the proceeds of insurance effected in accordance with the terms of this Agreement, the destruction or damage has or will have a Material Adverse Effect.

24.14	Headlease

(a)	Forfeiture (Heimfallanspruch) or irritancy proceedings with respect to a Headlease are commenced or a Headlease is forfeited or irritated.

(b)	Paragraph (a) above shall not apply (without prejudice to any future forfeiture, forfeiture proceedings or irritancy proceedings) if:

(i)	in respect of forfeiture or irritancy proceedings, such proceedings are stayed, dismissed or otherwise discharged within 21 days of commencement; or

(ii)	the Company procures that an amount equal to the Allocated Loan Amount of the Property which is the subject of that Headlease is prepaid within 20 Business Days of:

(A)	in the case of forfeiture or irritancy proceedings, commencement of such proceedings; and

(B)	in the case of a forfeiture, such forfeiture.

24.15	Ownership of the Obligors
Save as permitted in this Agreement, any Obligor is not or ceases to be legally and beneficially owned and controlled (directly or indirectly) by the Parent except as a result of a disposal which is permitted in accordance with Clause 22.4 (Disposals).

24.16	Material adverse change
Any event or circumstance occurs which has or will have a Material Adverse Effect.

24.17	Disposal or encumbrance of a German Property

(a)	A Borrower disposes of a German Property (or part thereof) if that disposal is not a Permitted Property Disposal or is only permitted pursuant to paragraph (b)(x)of 22.4 (Disposals) above.

(b)
A Borrower creates or allows to exist a Security or encumbrance over a German Property which is not a Permitted Property Disposal or is only permitted pursuant to paragraph (c)(viii)of Clause 22.3 (Negative pledge) above.

24.18	Acceleration
On and at any time after the occurrence of an Event of Default which is continuing, the Agent may, and shall, if so directed by the Majority Lenders, by notice to the Obligors' Agent:

(a)	cancel the Total Commitments whereupon they shall immediately be cancelled;

(b)
declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders;

(d)	exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents; and/or

(e)
in relation to a Dutch Obligor, by notice to the Dutch Obligor concerned, required that Dutch Obligor to give a guarantee or Security Interest in favour of the Finance Parties and/or the Agent and that Dutch Obligor must comply with that request.

24.19	Clean-Up Period

(a)
Notwithstanding any other provision of any Finance Document any breach of a Clean-Up Representation or a Clean-Up Undertaking by a Targetco will be deemed not to be a breach of representation or warranty, a breach of covenant (as the case may be) if:

(i)
it would have been (if it were not for this provision) a breach of representation or warranty, a breach of covenant only by reason of circumstances relating exclusively to any Targetco (or any obligation to procure or ensure in relation to any Targetco);

(ii)	it is capable of remedy and reasonable steps are being taken to remedy it; and

(iii)	the circumstances giving rise to it have not been procured by or approved by an Original Obligor.

(b)	If the relevant circumstances are continuing on or after the Clean-Up Date:

(i)	there shall be a breach of representation or warranty, breach of covenant as the case may be notwithstanding the above (and without prejudice to the rights and remedies of the Finance Parties); and

(ii)
the 20 Business Day remedy periods referred to in Clause 24.3 (Other obligations) and Clause 24.4 (Misrepresentation) shall not apply to the relevant breach of representation or warranty, breach of covenant as the case may be.

25.	CHANGES TO FINANCE PARTIES

25.1	Assignments by the Lenders
Subject to this Clause 25, a Lender (other than the Original French Facility Lender) (the Existing Lender) may:

(a)	assign any of its rights and benefits; or

(b)	transfer, by way of assignment, assumption and release, any of its rights, benefits and obligations, under the Finance Documents (including any Security created under the Finance Documents subject to, for Security governed by a law other than English law, the assignment or transfer procedures appropriate for the relevant jurisdiction) to any bank or financial institution or other person (other than an individual) (the New Lender).

25.2	Conditions of assignment

(a)
Subject to Clause 25.3 (Assignments by the Original French Facility Lender), an Existing Lender may only assign to any proposed New Lender its rights and obligations in respect of each of Facility A, Facility B, Facility C and each French Facility if, at the time of such assignment, an equal amount of each Facility is assigned to such New Lender.

(b)	An assignment or other disposal will only be effective on:

(i)
receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties and the other Finance Parties as it would have been under if it was an Original Lender; and

(ii)
performance by the Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment or other disposal to a New Lender, the completion of which the Agent shall promptly notify to the Existing Lender and the New Lender.

(c)	If:

(i)	a Lender assigns or otherwise disposes of any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)
as a result of circumstances existing at the date the assignment, disposal or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross-Up and Indemnities) or Clause 13 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, disposal or change had not occurred. This paragraph (c) shall not apply:

(iii)	in respect of an assignment made in the ordinary course of the primary syndication of the Facility; or

(iv)
in respect of a payment made by a UK Borrower under Clause 12.2 (Tax gross-up), to a UK Treaty Lender that has included a confirmation of its scheme reference number and its jurisdiction of tax residence in accordance with subparagraph (i)(ii)(B) of Clause 12.2 (Tax gross-up) if the Obligor making the payment has not made a Borrower DTTP Filing in respect of that UK Treaty Lender.

(d)
Each New Lender, by executing the relevant Assignment Agreement confirms, for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

(e)
Nothing in any Finance Document shall be construed as prohibiting a Lender from creating Security over any or all of its rights under the Finance Documents (including any Security created under the Finance Documents) in favour of any person at any time.

(f)	The New Lender will, at its costs, arrange for the assignment to be notified to each French Obligor by a bailiff (huissier) in accordance with article 1690 of the French Civil Code.

(g)
Notwithstanding the above, no assignment or sub-participation or sub-contracting may be effected in respect of advances made to the Facility B Borrower to a New Lender incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction.

(h)
No Lender may change its Facility Office to a Facility Office in a Non-Cooperative Jurisdiction, and a Lender must notify the Agent promptly following a change of Facility Office and the Agent shall notify the Company within five Business Days of its having received notice from any Lender of a change in that Lender’s Facility Office.

25.3	Assignments by the Original French Facility Lender

(a)
Except with the consent of all the Lenders (and excluding any assignment pursuant to the terms of the Security Documents), the Original French Facility Lender must not assign any of its rights in respect of any French Facility as long as the Facility B Loan is outstanding.

(b)
At the direction of the Lenders and to the extent the Facility B Loan has not already been paid and discharged in full, the Original French Facility Lender will assign all, but not part only, of its rights and obligations in respect of each French Facility which, at that time is outstanding, to any New Lender or New Lenders approved by all the Lenders, provided that relevant changes are made to this Agreement and, as applicable, the French Term Loan Agreements to the satisfaction of all relevant parties acting in good faith.

(c)
Any assignment by the Original French Facility Lender must be made in accordance with the terms of this Agreement and each French Term Loan Agreement and must be made at par (unless the Original French Facility Lender and all the other Lenders otherwise consent).

(d)
Upon the assignment by the Original French Facility Lender of all of its rights and obligations under the French Term Loan Agreements to a New Lender or New Lenders, the Original French Facility Lender will direct such New Lender or New Lenders to pay the relevant purchase price directly to the Agent (for the benefit of the Facility B Lender).

(e)
Upon the assignment by the Original French Facility Lender of all of its rights and obligations under the French Term Loan Agreements to a New Lender or New Lenders, each Lender agrees to release, or instruct the Security Agent to release, without any consent, sanction authority or further confirmation from any Finance Party or Obligor, any Transaction Security which has been granted by the Original French Facility Lender over its rights in respect of the French Term Loan Agreements and any Transaction Security granted to secure the Facility B Loan only.

(f)
Notwithstanding the above, no assignment or sub-participation or sub-contracting may be effected by the Original French Facility Lender in respect of any French Facility to a New Lender incorporated or acting through a Facility Office situated in a Non-Cooperative Jurisdiction.

25.4	Assignment fee
The New Lender shall, on the date upon which an assignment takes effect, pay to the Agent (for its own account) a fee of €2,500.

25.5	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Transaction Obligor;

(iii)	the performance and observance by any Transaction Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document, and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Transaction Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)
will continue to make its own independent appraisal of the creditworthiness of each Transaction Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-assignment from a New Lender of any of the rights assigned of under this Clause 25; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non‑performance by any Transaction Obligor of its obligations under the Finance Documents or otherwise.

25.6	Procedure for assignment

(a)
Subject to the conditions set out in Clause 25.2 (Conditions of assignment) an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b), as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know you customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 25.9 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights and obligations under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released by each Obligor and the other Finance Parties from the obligations owed by it (the Relevant Obligations) and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a Lender and will be bound by obligations equivalent to the Relevant Obligations.

(d)
Lenders may utilise procedures other than those set out in this Clause 25.6 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor, to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 25.2 (Conditions of assignment).

(e)	Transfer or assignment of the French Facility Loans shall be carried out in compliance with French law and the French Term Loan Agreements, and if necessary for perfecting such transfer or assignment shall be notified by process server to the French Borrowers in accordance with the provisions of article 1690 of the French civil code.

25.7	Copy of Assignment Agreement to Obligors' Agent
The Agent shall, as soon as reasonably practicable after it has executed an Assignment Agreement send to the Obligors' Agent a copy of that Assignment Agreement.

25.8	Security over Lender's rights

(a)
In addition to the other rights provided to Lenders under this Clause 25 and subject to paragraph (b) below, each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(i)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(ii)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as Security for those obligations or securities, except that no such charge, assignment or other Security shall:

(iii)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or other Security for the Lender as a party to any of the Finance Documents; or

(iv)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than those required to be made or granted to the relevant Lender under the Finance Documents.

(b)
Notwithstanding paragraph (a) above, as long as the Facility B Loan is outstanding, the Original French Facility Lender must only charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all its rights in respect of the French Term Loan Agreements and related Transaction Security in favour of the Security Agent in the manner contemplated by this Agreement and the relevant Security Documents.

25.9	Pro rata interest settlement

(a)
If the Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any assignment pursuant to Clause 25.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(ii)	the rights assigned by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(B)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 25.9, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this Clause 25.9 references to Interest Period shall be construed to include a reference to any other period for accrual of fees.

25.10	Prohibition on Debt Purchase Transactions
No Obligor may enter into any Debt Purchase Transaction or beneficially own all or any part of the share capital of a company that is a Lender (except for the Original French Facility Lender in respect of the French Facility Loan) or a party to a Debt Purchase Transaction of the type referred to in paragraphs (b) or (c) of the definition of Debt Purchase Transaction.

25.11	Disenfranchisement of Sponsor Affiliates

(a)	For so long as a Sponsor Affiliate (including, for the avoidance of doubt, the Original French Facility Lender):

(i)	beneficially owns a Commitment; or

(ii)
has entered into a sub-participation agreement relating to a Commitment or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated, in ascertaining:

(A)	the Majority Lenders; or

(B)	whether (I) any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments; (II) or the agreement of any specified group of Lenders, has been obtained to approve any request for a consent, waiver, amendment or other vote under the Finance Documents such Commitment shall be deemed to be zero and such Sponsor Affiliate or the person with whom it has entered into such sub-participation, other agreement or arrangement shall be deemed not to be a Lender for the purposes of sub-paragraphs (A) and (B) above (unless in the case of a person not being a Sponsor Affiliate it is a Lender by virtue otherwise than by beneficially owning the relevant Commitment). The Sponsor Affiliate or the person with whom it has entered into a sub-participation, other agreement or arrangement shall be bound by any decisions made by the Majority Lenders voting on any request for a consent waiver, amendment or other vote under the Finance Documents.

(b)
Each Lender shall, unless such Debt Purchase Transaction is an assignment, promptly notify the Agent in writing if it knowingly enters into a Debt Purchase Transaction with a Sponsor Affiliate (a Notifiable Debt Purchase Transaction), such notification to be substantially in the form set out in Part 1 of Schedule 11 (Forms of Notifiable Debt Purchase Transaction Notice).

(c)	A Lender shall promptly notify the Agent if a Notifiable Debt Purchase Transaction to which it is a party:

(i)	is terminated; or

(ii)	ceases to be with a Sponsor Affiliate,
such notification to be substantially in the form set out in Part 2 of Schedule 11 (Forms of Notifiable Debt Purchase Transaction Notice).

(d)	Each Sponsor Affiliate that is a Lender agrees that:

(i)
in relation to any meeting or conference call to which all the Lenders are invited to attend or participate, it shall not attend or participate in the same if so requested by the Agent or, unless the Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)
in its capacity as Lender, unless the Agent otherwise agrees, it shall not be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the Agent or one or more of the Lenders.

25.12	French Term Loan Agreements

(a)	No Lender under any French Term Loan Agreement:

(i)	may take any independent action to accelerate or enforce any French Facility or otherwise declare any French Facility prematurely due and payable; or

(ii)	independently enforce any Transaction Security which is granted to secure any French Facility; or

(iii)	will amend, vary, novate, forego or waive any provision, right or condition arising in or under a French Term Loan Agreement or agree to do any of those things, except, in each case, with the consent of the Agent, acting on the instructions on the requisite number of Lenders determined in accordance with the provisions of this Agreement.

(b)	Nothing in paragraph (a) above shall prevent any Lender under any French Term Loan Agreement voting in accordance with the provisions set out in this Agreement.

(c)
Each French Facility Lender will carry out any action in respect of each French Facility which the Agent requests it to do, provided that the Agent is authorised to make such request in accordance with the provisions of this Agreement.

26.	CHANGES TO THE OBLIGORS

26.1	Assignments and transfers by Obligors
Without prejudice to the Original French Facility Lender's assignment and transfer rights under the Finance Documents, no Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

26.2	Additional Borrowers

(a)	The Company must ensure that each French Facility Borrower will become an Additional Borrower on the first Utilisation Date.

(b)
Each French Facility Borrower will become an Additional Borrower upon the Agent notifying the other Finance Parties and the Company that it has received all of the documents and evidence listed in Part 1 of Schedule 3 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to it unless waived by the Agent on such terms as the Lenders consider fit. The Agent shall notify the Obligors' Agent and the Lenders promptly upon being so satisfied.

(c)	The Company must ensure that the Additional German Propco will become an Additional Borrower on the second Utilisation Date.

(d)
The Additional German Proco will become an Additional Borrower upon the Agent notifying the other Finance Parties and the Company that it has received all of the documents and evidence listed in Part 3 of Schedule 3 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to it unless waived by the Agent on such terms as the Lenders consider fit. The Agent shall notify the Obligors' Agent and the Lenders promptly upon being so satisfied.

26.3	Resignation of a Borrower

(a)	The Obligors' Agent may request that a Borrower ceases to be a Borrower by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Obligors' Agent and the Lenders of its acceptance if:

(i)
no Default is continuing or would result from the acceptance of the Resignation Letter or that Default would cease to be continuing as a result (and the Obligors' Agent has confirmed this is the case);

(ii)	no payment is due by that Borrower under Clause 18 (Guarantee and Indemnity); and

(iii)	an Obligor is disposing of its Ownership Interests in that Borrower in accordance with Clause 22.4 (Disposals).

(c)	On acceptance by the Agent of a Resignation Letter the relevant Borrower shall cease to be a Borrower and shall have no further rights or obligations under the Finance Documents.

26.4	Additional Guarantors

(a)	The Company must ensure that each French Facility Borrower and the OPCI will become an Additional Guarantor on the first Utilisation Date.

(b)
Each French Facility Borrower and the OPCI will become an Additional Guarantor upon the Agent notifying the other Finance Parties and the Company that it has received all of the documents and evidence listed in Part 1 of Schedule 3 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to it. The Agent shall notify the Obligors' Agent and the Lenders promptly upon being so satisfied.

(c)	The Company must ensure that the Additional German Propco will become an Additional Guarantor on the second Utilisation Date.

(d)
The Additional German Propco will become an Additional Guarantor upon the Agent notifying the other Finance Parties and the Company that it has received all of the documents and evidence listed in Part 3of Schedule 3 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to it unless waived by the Agent on such terms as the Lenders consider fit. The Agent shall notify the Obligors' Agent and the Lenders promptly upon being so satisfied.

26.5	Resignation of a Guarantor

(a)	The Obligors' Agent may request that a Guarantor (other than the Company) ceases to be a Guarantor by delivering to the Agent a Resignation Letter.

(b)	The Agent shall accept a Resignation Letter and notify the Obligors' Agent and the Lenders of its acceptance if:

(i)
no Default is continuing or would result from the acceptance of the Resignation Letter or that Default would cease to be continuing as a result (and the Obligors' Agent has confirmed this is the case);

(ii)	no payment is due by the Guarantor under Clause 18 (Guarantee and Indemnity); and

(iii)	an Obligor is disposing of its Ownership Interests in the Guarantor in accordance with Clause 22.4 (Disposals).

(c)	On acceptance by the Agent of a Resignation Letter the relevant Guarantor shall cease to be a Guarantor and shall have no further rights or obligations under the Finance Documents.

26.6	Release of security

(a)
If an Obligor has ceased to be a Guarantor in a manner allowed by this Agreement and has no further rights or obligations under the Finance Documents, any security created by that Obligor over its assets under the Security Documents will be released.

(b)	If a disposal of any asset subject to security created by a Security Document is made in the following circumstances:

(i)	the disposal is permitted by the terms of this Agreement;

(ii)	the Majority Lenders agree to the disposal;

(iii)	the disposal is being made at the request of the Security Agent in circumstances where any security created by the Security Documents has become enforceable; or

(iv)	the disposal is being effected by an enforcement of, or made pursuant to, a Security Document, the Security Agent must (in the case of paragraph (i) above, at the direction of the Agent) release the asset(s) being disposed of (and, in the case of a disposal of Ownership Interests in an Obligor which results in it or any of its Subsidiaries ceasing to be a member of the Group, all the assets of that Obligor) and those Subsidiaries from any security over those assets created by a Security Document. However, the proceeds of any disposal (or an amount corresponding to them) must be applied in accordance with the requirements of the Finance Documents (if any).

(c)
If the Security Agent is satisfied that a release is allowed under this Clause, (at the request and expense of the Obligors' Agent) each Finance Party must enter into any document and do all such other things which are reasonably required to achieve that release. Each other Finance Party irrevocably authorises the Security Agent to enter into any such document. Any release will not affect the obligations of any other Obligor under the Finance Documents.

26.7	Additional Subordinated Creditors

(a)	The Obligors' Agent may request that any person becomes a Subordinated Creditor, with the prior approval of the Agent, by delivering to the Agent:

(i)	a duly executed Subordination Agreement or Subordination Accession Letter;

(ii)	a duly executed Security Document creating Security over any Subordinated Debt to be owed to it by an Obligor; and

(iii)
such constitutional documents, corporate authorisations and other documents and matters as the Agent may reasonably require, in form and substance satisfactory to the Agent, to verify that the person's obligations are legally binding, valid and enforceable and to satisfy any applicable legal and regulatory requirements.

(b)
A person referred to in paragraph (a) above will become a Subordinated Creditor on the date the Agent enters into the Subordination Agreement and the relevant Security Document delivered under paragraph (a) above.

27.	ROLE OF THE AGENT, THE ARRANGER AND THE REFERENCE BANKS

27.1	Appointment of the Agent

(a)	Each of the Arranger and the Lenders appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)
Each of the Arranger and the Lenders authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

27.2	Instructions

(a)	The Agent shall:

(i)
unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above.

(b)
The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)
Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties save for the Security Agent.

(d)
The Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification, security or pre-funding that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)
The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (f) shall not apply to any legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Security Documents or enforcement of the Transaction Security or Security Documents.

27.3	Duties of the Agent

(a)	The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(c)	Without prejudice to Clause 25.7 (Copy of Assignment Agreement to Obligors' Agent), paragraph (b) above shall not apply to any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)
If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)
If the Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Agent, the Arranger or the Security Agent) under this Agreement, it shall promptly notify the other Finance Parties.

(g)
The Agent shall provide to the Obligors' Agent within five Business Days of a request by the Obligors' Agent (but no more frequently than once per calendar month), a list (which may be in electronic form) setting out the names of the Lenders as at the date of that request, their respective Commitments, the address and fax number (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the electronic mail address and/or any other information required to enable the transmission of information by electronic mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Agent to that Lender under the Finance Documents.

(h)	The Agent shall promptly forward to the Security Agent a copy of all notices issued pursuant to Clause 24.18 (Acceleration).

(i)	The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

27.4	Role of the Arranger
Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party under or in connection with any Finance Document.

27.5	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Agent or the Arranger as a trustee or fiduciary of any other person.

(b)	Neither the Agent or the Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

27.6	Business with the Obligors
The Agent and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Transaction Obligor or Affiliate of a Transaction Obligor.

27.7	Rights and discretions

(a)	The Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of sub-paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)
no Default has occurred (unless it has actual knowledge of a Default arising under Clause 24.1 (Non-payment); any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and

(ii)	any notice or request made by the Borrowers or the Obligors' Agent (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(d)
Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be desirable.

(e)
The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent may act in relation to the Finance Documents through its officers, employees and agents and the Agent shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part, of any such person, unless such error or such loss was directly caused by the Agent's gross negligence or wilful misconduct.

(g)	Unless a Finance Document expressly provides otherwise, the Agent may disclose to any other Party any information it reasonably believes it has received as Agent under this Agreement.

(h)	Without prejudice to the generality of paragraph (g) above, the Agent:

(i)	may disclose; and

(ii)	on the written request of the Company or the Majority Lenders shall, as soon as reasonably practicable, disclose, the identity of a Defaulting Lender to the Company and to the other Finance Parties.

(i)
Notwithstanding any other provision of any Finance Document to the contrary, neither the Agent nor the Arranger is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(j)
Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

27.8	Responsibility for documentation
Neither the Agent nor the Arranger is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) provided by the Agent, the Arranger, any Transaction Obligor or any other person in or in connection with any Transaction or the Property Reports, or the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; or

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property; or

(c)
any determination as to whether any information provided or to be provided to any Finance Party or Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

27.9	No duty to monitor
The Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

27.10	Exclusion of liability

(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent, the provisions of paragraph (e) of Clause 32.11 (Disruption to payment systems etc.), the Agent shall not be liable including, without limitation, for negligence or any other category of liability whatsoever) for:

(i)
any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Transaction Document or the Security Property, unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Transaction Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Transaction Document or the Security Property; or

(iii)	any shortfall which arises on the enforcement or realisation of the Security Property; or

(iv)	without prejudice to the generality of sub-paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document and any officer, employee or agent of the Agent may rely on this Clause subject to Clause 1.8 (Third party rights) and the provisions of the Third Parties Act.

(c)
The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Agent or the Arranger to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender, on behalf of any Lender and each Lender confirms to the Agent and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agent or the Arranger.

(e)
Without prejudice to any provision of any Finance Document excluding or limiting the Agent's liability, any liability of the Agent arising under or in connection with any Transaction Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

27.11	Lenders' indemnity to the Agent

(a)
Each Lender (other than the Original French Facility Lender) shall (in proportion to its share of the Non-French Total Commitments or, if the Non-French Total Commitments are then zero, to its share of the Non-French Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent's gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 32.11 (Disruption to payment systems etc.) notwithstanding the Agent's negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Obligors' Agent shall immediately on demand reimburse any Lender for any payment that Lender makes to the Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Agent to an Obligor.

27.12	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the Lenders and the Obligors' Agent.

(b)
Alternatively the Agent may resign by giving 30 days' notice to the Lenders and the Obligors' Agent, in which case the Majority Lenders (after consultation with the Obligors' Agent) may appoint a successor Agent which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction.

(c)
The Company may, on no less than 30 days’ prior notice to the Agent, replace the Agent by requiring the Lenders to appoint a replacement Agent if any amount payable under a Finance Document by a French Obligor becomes not deductible from the French Obligor 's taxable income for French tax purposes by reason of that amount (i) being paid or accrued to an Agent incorporated, domiciled, established or acting through an office situated in a Non-Cooperative Jurisdiction or (ii) paid to an account opened in the name of that Agent in a financial institution situated in a Non-Cooperative Jurisdiction. In this case, the Agent shall resign and a replacement Agent, which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction, shall be appointed by the Majority Lenders (after consultation with the Company) within 30 days after notice of replacement was given.

(d)
If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Agent (after consultation with the Obligors' Agent) may appoint a successor Agent (acting through an office in the United Kingdom).

(e)
If the Agent wishes to resign because (acting reasonably) it has concluded that it is no longer appropriate for it to remain as agent and the Agent is entitled to appoint a successor Agent under paragraph (c) above, the Agent may (if it concludes (acting reasonably) that it is necessary to do so in order to persuade the proposed successor Agent to become a party to this Agreement as Agent) agree with the proposed successor Agent amendments to this Clause 27 and any other term of this Agreement dealing with the rights or obligations of the Agent consistent with the current market practice for the appointment and protection of corporate trustees together with any reasonable amendments to the agency fee payable under this Agreement which are consistent with the successor Agent's normal fee rates and those amendments will bind the Parties.

(f)
The retiring Agent shall, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents. The Obligors' Agent shall, within three Business Days of demand, reimburse the retiring Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(g)	The Agent's resignation notice shall only take effect upon the appointment of a successor.

(h)
Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (f)) above but shall remain entitled to the benefit of Clause 27.11 (Lenders' indemnity to the Agent) and this Clause 27.12 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(i)
The Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent pursuant to paragraph (b) above) if on or after the date which is three Months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)
the Agent fails to respond to a request under Clause 12.8 (FATCA Information) and the Obligors' Agent or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)
the information supplied by the Agent pursuant to Clause 12.8 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Obligors' Agent and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
and (in each case) the Obligors' Agent or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Obligors' Agent or that Lender, by notice to the Agent, requires it to resign.

27.13	Replacement of the Agent

(a)
After consultation with the Obligors' Agent, the Majority Lenders may, by giving 30 days' notice to the Agent (or, at any time the Agent is an Impaired Agent, by giving any shorter notice reasonably determined by the Majority Lenders) replace the Agent by appointing a successor Agent (acting through an office in the United Kingdom) which shall not be incorporated or acting through an office situated in a Non-Cooperative Jurisdiction.

(b)
The retiring Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(c)
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Lenders to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 27.11 (Lenders' indemnity to the Agent) and this Clause 27.13 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(d)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

27.14	Confidentiality

(a)
In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

27.15	Relationship with the Finance Parties

(a)
Subject to Clause 25.9 (Pro rata interest settlement), the Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent's principal office as notified to the Finance Parties from time to time) as the Lender, acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day, unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)
Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 34.6 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of Clause 34.2 (Addresses) and paragraph (a)(ii) of Clause 34.6 (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.16	Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Transaction Document, each Finance Party confirms to the Agent and the Arranger that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Transaction Document including but not limited to:

(a)	the financial condition, creditworthiness, condition, affairs, status and nature of each Transaction Obligor or the Group;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Transaction Document, the Security Property, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document or the Security Property;

(d)
the adequacy, accuracy or completeness of any information provided by the Agent, any Party or by any other person under or in connection with any Transaction Document, the transactions contemplated by any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and

(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Property.

27.17	Deduction from amounts payable by the Agent
If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

28.	THE SECURITY AGENT

28.1	Appointment of the Security Agent

(a)
Each Finance Party (other than the Security Agent) appoints the Security Agent to act as its agent and trustee under the terms of this Agreement under or in connection with the Security Documents and authorises the Security Agent to exercise the rights, powers, authorities and discretions specifically given to the Security Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

(b)
Nothing in this Clause 28.1 shall imply that the Security Agent is required to exercise any of its rights, powers, authorities and discretions specifically conferred on it under the Finance Documents in the absence of express written instructions from the Majority Lenders or all Lenders (where all Lender consent is expressly required) or the Agent (acting on the instructions of the Majority Lenders or all Lenders, as relevant). The Security Agent is only obliged to act on any instructions or directions so received to the extent that it, acting reasonably, considers these instructions or directions to be incidental to the exercise of the express rights and powers given to it under the Finance Documents.

28.2	Security Agent as holder of Transaction Security

(a)
Unless expressly provided to the contrary in any Finance Document, the Security Agent declares that it shall hold the Security Documents and all other rights, title and interests in, to and under the Finance Documents to which it is a party and expressed to be a trustee and all proceeds of enforcement of the Transaction Security and of such Finance Documents, on trust for the Finance Parties on the terms contained in this Agreement. Each of the Parties agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Transaction Security Documents (and no others shall be implied).

(b)
Each of the Finance Parties (other than the Security Agent) (as “mandant”) appoints the Security Agent to act as (i) its agent (“mandataire” for the purposes of French law) under or in connection with the Finance Documents and (ii) as creditor of the Finance Party Claim under or in connection with the Finance Documents.

(c)	Each Finance Party (other than the Security Agent) (as mandant):

(i)
irrevocably and unconditionally appoints the Security Agent to act as agent (mandataire) (with full power to appoint and to substitute and to delegate) on its behalf to do anything upon the terms and conditions set out in this Agreement, under or in connection with Security Documents governed by French law, including, if need be, the appointment of a custodian which shall hold assets on its behalf (including, as may be the case, share certificates or share registries relating to shares in any Obligor) in custody under any Security Document governed by French law, and the Security Agent accepts such appointment;

(ii)
confirms its approval of the Security Documents governed by French law and any Transaction Security created or to be created pursuant thereto and irrevocably authorises (with power of delegation), empowers and directs the Security Agent (by itself or by such person(s) as it may nominate) to execute and deliver for and on its behalf each Security Document governed by French law, to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to the Security Agent or any Finance Party under or in connection with the Security Documents governed by French law, together with any other rights, powers and discretions which are incidental thereto and to give a good discharge for any moneys payable under the Security Documents governed by French law;

(iii)
acknowledges that the Security Agent has been appointed by it to constitute, register, manage and enforce all Transaction Security created in its favour by any Security Documents governed by French law, and agrees that the Security Agent may exercise the rights and perform the obligations assumed by it pursuant to its nomination in accordance with applicable law from time to time;

(iv)
appoints the Security Agent to act as its agent and authorises the Security Agent to enter into legal transactions in the name of that Finance Party with the Security Agent in its own name or as agent of a third party and to grant sub-powers of attorney;

(v)
authorises the Security Agent to take any steps necessary and collect all information necessary or, in the Security Agent’s discretion, desirable for the preparation of any Security Documents governed by French law, the perfection, the preservation and/or the enforcement of any French Security; and

(vi)	irrevocably and unconditionally appoints the Security Agent to act as agent (mandataire) (with full power to appoint and to substitute and to delegate) on its behalf to release:

(A)	any Transaction Security created by any Security Document governed by French law; and

(B)	any Security Document governed by French law,

(C)	and to do anything to make such release effective in each case to the extent such release is permitted under this Agreement).

(d)
The Security Agent will act solely for itself (as a Finance Party) and as agent for the other Finance Parties in carrying out its functions as security agent under the relevant Security Documents governed by French law, the French Term Loan Agreement and this Agreement.

(e)
In relation to Security Documents governed by French law and unless provided otherwise therein, the relationship between the Secured Parties (other than the Security Agent) and the Security Agent is that of principal (mandant) and agent (mandataire) only.

(f)
In furtherance of this Clause 28, each Finance Party undertakes to the Security Agent that, promptly upon request, such Finance Party will ratify and confirm all transactions entered into and other actions by the Security Agent (or any of its substitutes or Delegates) in the proper exercise of the power granted to it hereunder.

28.3	Parallel Debt

(a)
Other than the security granted by the relevant French Obligor to the French Facility Lender and subject to the guarantee limitation provided in Clause 18.13 (Limitations: French Guarantors), each Obligor hereby irrevocably and unconditionally undertakes (such undertaking and the obligations and liabilities which are a result thereof, hereinafter being referred to as its Parallel Debt) to pay to the Security Agent an amount equal the aggregate amount payable by it to any Finance Party under any Finance Document (the Principal Obligations) in accordance with the terms and conditions of such Principal Obligations. The Parallel Debt of each Obligor shall become due and payable as and when its Principal Obligations become due and payable.

(b)	Each of the Parties acknowledges that:

(i)
the Parallel Debt of each Obligor constitutes an undertaking, obligation and liability of such Obligor to the Security Agent (in its personal capacity and not in its capacity as agent) which is separate and independent from, and without prejudice to, its Principal Obligations and represents the Security Agent's own claim to receive payment of such Parallel Debt from such Obligor; and

(ii)	the Security created under the Finance Documents to secure the Parallel Debt is granted to the Security Agent in its capacity as sole creditor of the Parallel Debt.

(c)	Each of the Parties agrees that:

(i)
the Parallel Debt of each Obligor shall be decreased if and to the extent that its Principal Obligations have been paid or in the case of guarantee obligations discharged or decreased (in each case in whole or in part and by the amount of such payment, discharge or decrease);

(ii)
the Principal Obligations of each Obligor shall be decreased if and to the extent that its Parallel Debt has been paid or in the case of guarantee obligations discharged or decreased (in each case in whole or in part and by the amount of such payment, discharge or decrease); and

(iii)	the amount payable under the Parallel Debt of each Obligor shall at no time exceed the amount payable under its Principal Obligations.

(d)	Each Parallel Debt is created on the understanding that the Security Agent must:

(i)	share the proceeds of each Parallel Debt with the other Finance Parties; and

(ii)	pay those proceeds to the Finance Parties,
in accordance with the terms of this Agreement subject to limitations (if any) expressly provided for in any Security Document.

(e)
The rights of the Finance Parties (other than the Security Agent) to receive payment of the Principal Obligations of each Obligor are several and separate and independent from, and without prejudice to, the rights of the Security Agent to receive payment under the Parallel Debt.

28.4	Enforcement through Security Agent only
The Finance Parties shall not have any independent power to enforce or have recourse to, any of the Security Property or to exercise any right, power, authority or discretion arising under the Security Documents except through the Security Agent.

28.5	Instructions

(a)	The Security Agent shall:

(i)
subject to paragraphs (c) and (d) below, exercise or refrain from exercising any right, power, authority or discretion vested in it as Security Agent in accordance with any instructions given to it by the Agent (acting on behalf of the Majority Lenders or, as the case may be, all the Lenders); and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with sub-paragraph (i) above.

(b)
The Security Agent shall be entitled to request instructions, or clarification of any instruction, from the Agent as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion and the Security Agent may refrain from acting unless and until it receives those instructions or that clarification.

(c)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in a Finance Document;

(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;

(iii)	in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the Finance Parties including, without limitation, Clause 28.8 (No duty to account) to Clause 28.13 (Exclusion of liability), Clause 28.16 (Confidentiality) to Clause 28.22 (Custodians and nominees) and Clause 28.25 (Acceptance of title) to Clause 28.29 (Disapplication of Trustee Acts);

(iv)	in respect of the exercise of the Security Agent's discretion to exercise a right, power or authority under any of:

(A)	Clause 29.1 (Order of application);

(B)	Clause 29.2 (Prospective liabilities); and

(C)	Clause 29.5 (Permitted deductions).

(d)
If giving effect to instructions given by the Agent (acting on the instructions of the Majority Lenders) would (in the Security Agent's opinion) have an effect equivalent to an amendment or waiver which is subject to Clause 38 (Amendments and Waivers), the Security Agent shall not act in accordance with those instructions unless consent to it so acting is obtained from each Party (other than the Security Agent) whose consent would have been required in respect of that amendment or waiver.

(e)	In exercising any discretion to exercise a right, power or authority under the Finance Documents where either:

(i)	it has not received any instructions as to the exercise of that discretion; or

(ii)	the exercise of that discretion is subject to paragraph (c)(iv) above, the Security Agent shall do so having regard to the interests of all the Finance Parties.

(f)
The Security Agent may refrain from acting in accordance with any instructions of the Agent, the Majority Lenders or any other group of Lenders until it has received any indemnification, security or pre-funding that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability (together with any applicable VAT) which it may incur in complying with those instructions.

(g)
Without prejudice to the provisions of the remainder of this Clause 28.5, in the absence of instructions, the Security Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

(h)
At any time after receipt by the Security Agent of notice from the Agent directing the Security Agent to exercise all or any of its rights, remedies, powers or discretions under any of the Finance Documents, the Security Agent may, and shall if so directed by the Agent, take any action as in its sole discretion it thinks fit to enforce the Security Property.

28.6	Duties of the Security Agent

(a)	The Security Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	The Security Agent shall promptly forward to the Agent a copy of any document received by the Security Agent from any Transaction Obligor under any Finance Document.

(c)
Except where a Finance Document specifically provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)	If the Security Agent receives notice from a Party referring to any Finance Document, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Agent.

(e)	The Security Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

28.7	No fiduciary duties to the Obligors
Nothing in this Agreement constitutes the Security Agent as an agent, trustee or fiduciary of any Transaction Obligor.

28.8	No duty to account
The Security Agent shall not be bound to account to any other Finance Party for any sum or the profit element of any sum received by it for its own account.

28.9	Business with the Obligors
The Security Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Transaction Obligor or Affiliate of a Transaction Obligor.

28.10	Rights and discretions

(a)	The Security Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Agent, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents;

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(C)	if it receives any instructions to act in relation to the Security Property, that all applicable conditions under the Finance Documents for so acting have been satisfied; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing, as sufficient evidence that that is the case and, in the case of sub-paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)
The Security Agent shall be entitled to carry out all dealings with the Lenders through the Agent and may give to the Agent any notice or other communication required to be given by the Security Agent to the Lenders.

(c)	The Security Agent may assume (unless it has received notice to the contrary in its capacity as Security Agent for the Finance Parties) that:

(i)	no Default has occurred;

(ii)	any right, power, authority or discretion vested in any Party, any Lenders or any group of Lenders has not been exercised; and

(iii)	notice made by the Obligors' Agent is made on behalf of and with the consent and knowledge of all the Obligors.

(d)	The Security Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts.

(e)
Without prejudice to the generality of paragraph (d) above or paragraph (f) below, the Security Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Security Agent (and so separate from any lawyers instructed by any Finance Party) if the Security Agent in its reasonable opinion deems this to be desirable.

(f)
The Security Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Security Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(g)	The Security Agent, any Receiver and any Delegate may act in relation to the Finance Documents and the Security Property through its officers, employees and agents and shall not:

(i)	be liable for any error of judgment made by any such person; or

(ii)	be bound to supervise, or be in any way responsible for any loss incurred by reason of misconduct, omission or default on the part of any such person, unless such error or such loss was directly caused by the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct.

(h)
Unless a Finance Documents expressly specifies otherwise, the Security Agent may disclose to any other Party any information it reasonably believes it has received as security agent and trustee under this Agreement.

(i)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of any fiduciary duty or duty of confidentiality.

(j)
Notwithstanding any provision of any Finance Document to the contrary, the Security Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

28.11	Responsibility for documentation
None of the Security Agent, any Receiver nor any Delegate is responsible or liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Agent, a Transaction Obligor or any other person in or in connection with any Finance Document or the Property Reports or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document,

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property or

(c)
any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise

28.12	No duty to monitor
The Security Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

28.13	Exclusion of liability

(a)
Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate), none of the Security Agent, any Receiver nor any Delegate will be liable for:

(i)
any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document or the Security Property unless directly caused by its gross negligence or wilful misconduct;

(ii)
exercising or not exercising any right, power, authority or discretion given to it by or in connection with any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document or the Security Property;

(iii)	any shortfall which arises on the enforcement or realisation of the Transaction Security; or

(iv)	without prejudice to the generality of sub-paragraphs (i) to (iii) above, any damages, costs, losses, any diminution in value or any liability whatsoever arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets; breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)
No Party (other than the Security Agent, that Receiver or that Delegate (as applicable)) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Transaction Security and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.8 (Third party rights) and the provisions of the Third Parties Act.

(c)	Nothing in any Finance Document shall oblige the Security Agent to carry out:

(i)	any "know your customer" or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Finance Party (other than the Security Agent), on behalf of any Finance Party (other than the Security Agent) and each Finance Party (other than the Security Agent) confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

(d)
Without prejudice to any provision of any Finance Document excluding or limiting the liability of the Security Agent, any Receiver or Delegate, any liability of the Security Agent, any Receiver or Delegate arising under or in connection with any Finance Document or the Transaction Security shall be limited to the amount of actual loss which has been finally judicially determined to have been suffered (as determined by reference to the date of default of the Security Agent, Receiver or Delegate (as the case may be) or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Security Agent, Receiver or Delegate (as the case may be) at any time which increase the amount of that loss. In no event shall the Security Agent, any Receiver or Delegate be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Security Agent, Receiver or Delegate (as the case may be) has been advised of the possibility of such loss or damages.

28.14	Lenders' indemnity to the Security Agent

(a)
Each Lender (other than the Original French Facility Lender) shall in proportion to its share of the Non-French Total Commitments (or, if the Non-French Total Commitments are then zero, to its share of the Non-French Total Commitments immediately prior to their reduction to zero), indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under, or exercising any authority conferred under, the Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).

(b)	Subject to paragraph (c) below, the Obligors' Agent shall immediately on demand reimburse any Lender for any payment that Lender makes to the Security Agent pursuant to paragraph (a) above.

(c)	Paragraph (b) above shall not apply to the extent that the indemnity payment in respect of which the Lender claims reimbursement relates to a liability of the Security Agent to an Obligor.

28.15	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint one of its Affiliates as successor by giving notice to the Obligors' Agent and to the Agent on behalf of the Lenders.

(b)
Alternatively the Security Agent may resign by giving 30 days' notice to the other Parties (or the Agent on behalf of the Lenders), in which case the Majority Lenders may appoint a successor Security Agent.

(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Security Agent (after consultation with the Agent) may appoint a successor Security Agent.

(d)
The retiring Security Agent shall make available to the successor Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents. The Obligors' Agent shall, within three Business Days of demand, reimburse the retiring Security Agent for the amount of all costs and expenses (including legal fees) properly incurred by it in making available such documents and records and providing such assistance.

(e)	The Security Agent's resignation notice shall only take effect upon:

(i)	the appointment of a successor; and

(ii)	the transfer of all the Transaction Security to that successor.

(f)
Upon the appointment of a successor, the retiring Security Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 28.26 (Winding up of trust) and paragraph (d) above) but shall remain entitled to the benefit of this Clause 28.15 and Clause 14.4 (Obligors' Indemnity to the Security Agent) (and any Security Agent fees for the account of the retiring Security Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)
The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above.

28.16	Confidentiality

(a)
In acting as agent and trustee for the Finance Parties, the Security Agent shall be regarded as acting through its agency and trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)
If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it.

(c)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to disclose to any other person (i) any confidential information or (ii) any other information if the disclosure would, or might in its reasonable opinion, constitute a breach of any law or regulation or a breach of any fiduciary duty.

28.17	Information from the Lenders
Each Lender shall supply the Security Agent with any information that the Security Agent may reasonably specify as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent.

28.18	Credit appraisal by the Finance Parties
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Finance Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each Transaction Obligor;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy or completeness of any information provided by the Security Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Security Assets, the priority of any of the Transaction Security or the existence of any Security affecting the Security Property.

28.19	Security Agent's additional remuneration

(a)	In the event of:

(i)	a Default; or

(ii)
the Security Agent being requested by a Transaction Obligor or the Lenders to undertake duties which the Security Agent and the Obligors' Agent agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or

(iii)	the Security Agent and the Obligors' Agent agreeing that it is otherwise appropriate in the circumstances, the Obligors' Agent shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them or determined pursuant to paragraph (b) below.

(b)
If the Security Agent and the Obligors' Agent fail to agree upon the nature of the duties or upon the additional remuneration referred to in paragraph (a) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Obligors' Agent or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Obligors' Agent) and the determination of any investment bank shall be final and binding upon the Parties.

28.20	No responsibility to perfect Transaction Security
The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Transaction Obligor to any of the Security Assets;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any Finance Document or the Transaction Security;

(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any law or regulation or to give notice to any person of the execution of any Finance Document or of the Transaction Security;

(d)
take, or to require any Transaction Obligor to take, any step to perfect its title to any of the Security Assets or to render the Transaction Security effective or to secure the creation of any ancillary Security under any law or regulation; or

(e)	require any further assurance in relation to any Security Document.

28.21	Insurance by Security Agent

(a)	The Security Agent shall not be obliged:

(i)	to insure any of the Security Assets;

(ii)	to require any other person to maintain any insurance; or

(iii)	to verify any obligation to arrange or maintain insurance contained in any Finance Document, and the Security Agent shall not be liable for any damages, costs or losses to any person as a result of the lack of, or inadequacy of, any such insurance.

(b)
Where the Security Agent is named on any insurance policy as an insured party, it shall not be liable for any damages, costs or losses to any person as a result of its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Agent requests it to do so in writing and the Security Agent fails to do so within 14 days after receipt of that request.

28.22	Custodians and nominees
The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any asset of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

28.23	Delegation by the Security Agent

(a)
Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)
That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Finance Parties.

(c)
No Security Agent, Receiver or Delegate shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate or sub-delegate.

28.24	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate agent and trustee or as a co-agent or trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Finance Parties;

(ii)	for the purposes of conforming to any legal requirement, restriction or condition which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Obligors' Agent and the Finance Parties of that appointment.

(b)
Any person so appointed shall have the rights, powers, authorities and discretions (not exceeding those given to the Security Agent under or in connection with the Finance Documents) and the duties, obligations and responsibilities that are given or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

28.25	Acceptance of title
The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any Transaction Obligor may have to any of the Security Assets and shall not be liable for, or bound to require any Transaction Obligor to remedy, any defect in its right or title.

28.26	Winding up of trust
If the Security Agent, with the approval of the Agent, determines that:

(a)	all of the Secured Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged; and

(b)	no Finance Party is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents, then:

(i)
the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Security Documents; and

(ii)	any Security Agent which has resigned pursuant to Clause 28.15 (Resignation of the Security Agent) shall release, without recourse or warranty, all of its rights under each Security Document.

28.27	Release

(a)	If a disposal of an asset which is subject to any Transaction Security is made to a person in the following circumstances:

(i)	the disposal is permitted pursuant to paragraph (c) or paragraph (d) of Clause 22.4 (Disposals); or

(ii)	the disposal is being made at the request of the Security Agent in circumstances where any Transaction Security has become enforceable; or

(iii)	the disposal is being effected by enforcement of the Transaction Security, the Security Agent is irrevocably authorised (at the cost of the Obligors and without any consent, sanction, authority or further confirmation from any Finance Party or Obligor):

(A)	to:

I.
release the Transaction Security or any other claim over that asset and execute and deliver or enter into any release of that Transaction Security or claim and issue any consent to dealing that may, in the discretion of the Security Agent, be considered necessary or desirable; and/or

II.
agree to the transfer of any claim over that asset (and to accept such transfer on behalf of such member of the Group) and execute and deliver or enter into any document relating to such transfer that may, in the discretion of the Security Agent, be considered necessary or desirable, and

III.	if the assets which are disposed of consist of shares or other equity investments in the capital of an Obligor, subject to paragraph (b) below:

(B)	to release:

I.	that Obligor and any Subsidiary of that Obligor from all or any part of its Secured Liabilities;

II.	any Transaction Security granted by that Obligor or any Subsidiary of that Obligor over any of its assets; and

III.	any other claim of an Obligor over that Obligor’s assets or over the assets of any Subsidiary of that Obligor, on behalf of the relevant Finance Parties and Obligors; and/or

(C)	to agree to the transfer (and, if in favour of a member of the Group, to accept such transfer on behalf of such member of the Group), of:

I.	all or any part of any Secured Liabilities of that Obligor and any Subsidiary of that Obligor; and

II.	any other claim of an Obligor over that Obligor’s assets or over the assets of any Subsidiary of that Obligor, and execute and deliver or enter into any document relating to such transfer that may, in the discretion of the Security Agent, be considered necessary or desirable.

(b)	If a disposal is not made, then any release relating to that disposal will have no effect, and the obligations of the Obligors under the Finance Documents will continue in full force and effect.

(c)
If and to the extent that the Security Agent is not entitled to do anything mentioned in paragraph (a) above or does not wish to do so, each Party must enter into any document and do all such other things which are reasonably required to achieve that release in accordance with paragraph (a) above. Each other Finance Party irrevocably authorises the Security Agent to enter into any such document. Any release will not affect the obligations of any other Obligor under the Finance Documents.

(d)
If a Property or another asset of an Obligor is the subject of a transaction permitted by the terms of the Finance Documents, the Security Agent shall, at the request and the cost of the Obligors, do all such acts or execute all such documents as may be reasonably required to facilitate and give effect to that transaction.

28.28	Powers supplemental to Trustee Acts
The rights, powers, authorities and discretions given to the Security Agent under or in connection with the Finance Documents shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by law or regulation or otherwise.

28.29	Disapplication of Trustee Acts
Section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent permitted by law and regulation, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

29.	APPLICATION OF PROCEEDS

29.1	Order of application
Subject to Clause 29.2 (Prospective liabilities), all amounts from time to time received or recovered by the Agent or the Security Agent pursuant to the terms of any Finance Document or in connection with the realisation or enforcement of all or any part of the Transaction Security (for the purposes of this Clause 29, the Recoveries) will be held by the Security Agent on trust (or, if received or recovered in a jurisdiction not recognising trusts, for the benefit of the Finance Parties) to apply them any time as the Security Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 29, in the following order:

(a)	in discharging any sums owing to the Security Agent, any Receiver or any Delegate;

(b)
in payment of all costs and expenses incurred by the Agent or any Finance Party in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement; and

(c)	in payment to the Agent, on behalf of the Finance Parties, for application in accordance with Clause 32.6 (Partial Payments)).
Notwithstanding any provisions of Clause 29, any amount received or recovered by the Agent or the Security Agent under a French Facility Loan shall be fully credited into the Midco Block Account in accordance with Clause 17.5 (Midco Blocked Account) and discharge the French Facility Loans pro tanto.

29.2	Prospective liabilities
Following acceleration the Security Agent may, in its discretion, hold any amount of the Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later application under Clause 29.1 (Order of application) in respect of:

(a)	any sum to the Security Agent, any Receiver or any Delegate; and

(b)	any part of the Secured Liabilities,
that the Security Agent reasonably considers, in each case, might become due or owing at any time in the future.

29.3	Investment of proceeds
Prior to the application of the proceeds of the Recoveries in accordance with Clause 29.1 (Order of application), the Security Agent may, in its discretion, hold all or part of those proceeds in a suspense or impersonal account(s) in the name of, or under the control of, the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest (if any) being credited to the relevant account) pending the application from time to time of those moneys in the Security Agent's discretion in accordance with the provisions of this Clause 29.

29.4	Currency Conversion

(a)
For the purpose of or pending the discharge of any of the Secured Liabilities the Security Agent may convert any moneys received or recovered by the Security Agent from one currency to another, at a market rate of exchange.

(b)	The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

29.5	Permitted deductions
The Security Agent shall be entitled in its discretion:

(a)
to set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(b)
to pay all Taxes which may be assessed against it in respect of any of the Security Assets or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

29.6	Good discharge of Secured Liabilities

(a)
Any payment to be made in respect of the Secured Liabilities by the Security Agent may be made to the Agent on behalf of the Finance Parties and any payment made in that way shall be a good discharge to the extent of that payment, by the Security Agent.

(b)
The Security Agent is under no obligation to make the payments to the Agent under paragraph (a) above in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

30.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of any Finance Document will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

31.	SHARING AMONG THE FINANCE PARTIES

31.1	Payments to Finance Parties
If a Finance Party (a Recovering Finance Party) receives or recovers any amount from an Obligor or the Shareholder other than in accordance with Clause 29 (Application of Proceeds) or Clause 32 (Payment Mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Agent;

(b)
the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 32 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 32.6 (Partial Payments)).

31.2	Redistribution of payments
The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with Clause ) towards the obligations of that Obligor to the Sharing Finance Parties.

31.3	Recovering Finance Party's rights
On a distribution by the Agent under Clause 31.2 (Redistribution of payments), of a payment received by a Recovering Finance Party from an Obligor as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount, equal to the Sharing Payment will be treated as not having been paid by that Obligor.

31.4	Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

31.5	Exceptions: sharing

(a)
This Clause 31 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor or the Shareholder.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

32.	PAYMENT MECHANICS

32.1	Payments to the Agent

(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in London with such bank as the Agent specifies.

32.2	Distributions by the Agent
Each payment received by the Agent under the Finance Documents for another Party shall, subject to Clause 27.17 (Deduction from amounts payable by the Agent), Clause 32.3 (Distributions to an Obligor) and Clause 32.4 (Clawback and pre-funding), be made available by the Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days' notice with a bank specified by that Party in London.

32.3	Distributions to an Obligor
The Agent may (with the consent of the Obligor or in accordance with Clause 33 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards the purchase of any amount of any currency to be so applied.

32.4	Clawback and pre-funding

(a)
Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)
If the Agent has notified the Lenders that it is willing to make available amounts for the account of the Borrowers before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrowers:

(i)	the Agent shall notify the Obligors' Agent of that Lender's identity and the Borrowers to whom that sum was made available shall on demand refund it to the Agent; and

(ii)
the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrowers to whom that sum was made available, shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

32.5	Impaired Agent

(a)
If, at any time, the Agent becomes an Impaired Agent, an Obligor or a Lender which is required to make a payment under the Finance Documents to the Agent in accordance with Clause 32.1 (Payments to the Agent) may instead either:

(i)	pay that amount direct to the required recipient(s); or

(ii)
if in its absolute discretion it considers that it is not reasonably practicable to pay that amount direct to the required recipient(s), pay that amount or the relevant part of that amount to an interest-bearing account held with a bank or financial institution which has a Requisite Rating within the meaning of paragraph (a) of the definition of Requisite Rating and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligor or the Lender making the payment (the Paying Party) and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the Recipient Party or Recipient Parties).

In each case such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Party or the Recipient Parties pro rata to their respective entitlements.

(c)
A Party which has made a payment in accordance with this Clause 32.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)
Promptly upon the appointment of a successor Agent in accordance with Clause 27.13 (Replacement of the Agent), each Paying Party shall (other than to the extent that that Party has given an instruction pursuant to paragraph (e) below) give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution to the relevant Recipient Party or Recipient Parties in accordance with Clause 32.2 (Distributions by the Agent).

(e)	A Paying Party shall, promptly upon request by a Recipient Party and to the extent:

(i)	that it has not given an instruction pursuant to paragraph (d) above; and

(ii)	that it has been provided with the necessary information by that Recipient Party, give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that Recipient Party.

32.6	Partial payments

(a)
If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents (or the provisions of this Clause are otherwise expressed to apply to such payment), the Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the order set out in paragraphs (d)(i) to (d)(vii)] of Clause 17.4 (Rent Accounts).

(b)	The provisions of subparagraphs (d)(i) to (d)(vii)] of Clause 17.4 (Rent Accounts) and of paragraph (a) above will override any appropriation made by any Obligor.

32.7	No set-off by Obligors

(a)	All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

(b)
Paragraph (a) above shall not affect the operation of any payment or close-out netting in respect of any amounts owing under any Hedging Agreement or any repayment made pursuant to paragraph (c) of Clause 6.1 (Repayment).

32.8	Business Days

(a)
Except in relation to the Final Repayment Date, any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)
Any payment under the Finance Documents which is due to be made on the Final Repayment Date and the Final Repayment Date is not a Business Day, such payment shall be made on the preceding Business Day.

(c)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

32.9	Currency of account

(a)	Subject to paragraphs (b) and (e) below, the Base Currency is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum must be made in the currency in which that Loan or Unpaid Sum is denominated, pursuant to this Agreement.

(c)	Each payment of interest must be made in the currency in which the sum in respect of which the interest is payable was denominated, pursuant to this Agreement.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than the Base Currency shall be paid in sterling.

32.10	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Obligors' Agent); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Obligors' Agent) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the London Interbank Market and otherwise to reflect the change in currency.

32.11	Disruption to payment systems etc.
If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Obligors' Agent that a Disruption Event has occurred:

(a)
the Agent may, and shall if requested to do so by the Obligors' Agent, consult with the Obligors' Agent with a view to agreeing with the Obligors' Agent such changes to the operation or administration of the Facility as the Agent may deem necessary in the circumstances;

(b)
the Agent shall not be obliged to consult with the Obligors' Agent in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the Agent and the Obligors' Agent shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 38 (Amendments and Waivers);

(e)
the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 32.11; and

(f)	the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

33.	SET-OFF
A Finance Party (other than the Original French Facility Lender (for as long as the French Facility Lender is the Original French Facility Lender)) may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

34.	NOTICES

34.1	Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

34.2	Addresses
The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Obligors' Agent that identified with its name in the execution pages to this Agreement;

(b)	in the case of each Lender or any other Obligor, that notified in writing to the Agent on or prior to the date on which it becomes a Party, and

(c)	in the case of the Agent and the Security Agent, that identified with its name in the execution pages to this Agreement, or any substitute address or fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days' notice.

34.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 34.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to the Agent or the Security Agent will be effective only when actually received by the Agent or the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent's or the Security Agent's signature below (or any substitute department or officer as the Agent or Security Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Agent.

(d)	Any communication or document made or delivered to the Obligors' Agent in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)	All notices to a Lender from the Security Agent shall be sent through the Agent.

(f)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

34.4	Notification of address and fax number
Promptly upon changing its address or fax number, the Agent shall notify the other Parties.

34.5	Communication when Agent is an Impaired Agent
If the Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

34.6	Electronic communication

(a)
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means (including without limitation by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

(b)
Any such electronic communication as specified in paragraph (a) above to be made between an Obligor and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)
Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Agent or the Security Agent only if it is addressed in such a manner as the Agent or the Security Agent shall specify for this purpose.

(d)
Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 34.6.

34.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)
if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

35.	CALCULATIONS AND CERTIFICATES

35.1	Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

35.2	Certificates and determinations

(a)	Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

(b)
In respect of a French Term Loan Agreement, the entries made in the accounts maintained by a Finance Party (other than the Original French Facility Lender) are prima facie evidence of the matters to which they relate vis-a-vis the Original French Facility Lender.

35.3	Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days for any euro amounts or 365 days for any sterling amounts or, in any case where the practice in the London interbank market differs, in accordance with that market practice.

36.	PARTIAL INVALIDITY
If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

37.	REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Transaction Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Transaction Document. No election to affirm any of the Finance Documents on the part of any Finance Party or Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Transaction Document are cumulative and not exclusive of any rights or remedies provided by law.

38.	AMENDMENTS AND WAIVERS

38.1	Required Consents

(a)
Subject to Clause 38.2 (All Lender matters) and paragraph (b) of Clause 38.3 (Other exceptions), any term of the Finance Documents may be amended or waived only in writing with the consent of the Majority Lenders and the Obligors' Agent on behalf of the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Agent, or in respect of the Security documents the Security Agent, may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 38.

(c)
Without prejudice to the generality of paragraphs (c), (d) and (e) of Clause 27.7 (Rights and discretions), the Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under any Finance Document.

(d)
Each Obligor agrees to any such amendment or waiver permitted by this Clause 38.1 which is agreed to by the Obligors' Agent; this includes any amendment or waiver which would, but for this paragraph (d), require the consent of all of the Obligors.

(e)
If a Lender fails to respond to a request for a consent, waiver or amendment of or in relation to any of the terms of any Finance Document or other vote of the Lenders under the terms of this Agreement within fifteen Business Days (unless the Company and the Agent agree to a longer period in relation to any request) of that request being made, its Commitment and/or participation will not be included for the purpose of calculating the Total Commitments or participations in the Loans when ascertaining whether any relevant percentage (including, for the avoidance of doubt unaminity) of Total Commitments and/or participations has been obtained to approve that request.

38.2	All Lender matters

(a)
Subject to Clause 38.4 (Replacement of Screen Rate) an amendment, waiver or (in the case of a Transaction Security Document) a consent of or in relation to, any term of any Finance Document that has the effect of changing or which relates to:

(i)	the definition of Majority Lenders in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents;

(iii)
a reduction in the Margin or a reduction in the amount of any payment of principal, rate of interest, fees or commission payable (other than any reduction in the Margin payable to a Lender which that Lender has consented to in accordance with the terms of any Margin Letter);

(iv)	a change in currency of payment of any amount under the Finance Documents;

(v)
an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility;

(vi)	a change to an Obligor other than in accordance with Clause 26 (Changes to the Obligors);

(vii)	any provision which expressly requires the consent of all the Lenders;

(viii)
Clause 2.3 (Finance Parties' rights and obligations), Clause 7.2 (Change of control and minimum parameter mandatory prepayment events), Clause 7.4 (Mandatory prepayment), Clause 7.5 (Cash Trap Event mandatory prepayment), Clause 25 (Changes to Finance Parties), Clause 31 (Sharing Among the Finance Parties), this Clause 38, Clause 41 (Governing Law) or Clause 42.1 (Jurisdiction);

(ix)	(other than as expressly permitted by the provisions of any Finance Document) the nature or scope of:

(A)	the guarantee and indemnity granted under Clause 18 (Guarantee and Indemnity);

(B)	the Security Assets or the Transaction Security; or

(C)	the manner in which the proceeds of enforcement of the Transaction Security are distributed,
(except in the case of sub-paragraphs (B) and (C) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document); or

(x)
the release of any guarantee or indemnity granted under Clause 17 (Bank Accounts) or of any Transaction Security unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document, shall not be made or given without the prior consent of all the Lenders.

38.3	Other exceptions

(a)
An amendment or waiver which relates to the rights or obligations of the Agent, the Security Agent or the Arranger (each in their capacity as such) may not be effected without the consent of the Agent, the Security Agent or the Arranger, as the case may be.

(b)	The Obligors' Agent and the Agent, the Arranger or the Security Agent, as applicable, may amend or waive a term of a Fee Letter to which they are party.

38.4	Replacement of Screen Rate

(a)
Subject to Clause 38.3 (Other exceptions), if the Screen Rate is not available for sterling, any amendment or waiver which relates to providing for another benchmark rate to apply in relation to sterling in place of that Screen Rate (or which relates to aligning any provision of a Finance Document to the use of that benchmark rate) may be made with the consent of the Majority Lenders and the Obligors.

(b)
If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) above within ten Business Days (unless the Obligors' Agent and the Agent agree to a longer time period in relation to any request) of that request being made:

(i)
its Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

38.5	Approvals by the Agent and Security Agent
If a Securitisation has been (or is to be) effected, the Agent or the Security Agent may, without prejudice to the other powers and discretions granted to it by the Finance Documents:

(a)
consult with any rating agency that maintains (or is to maintain) a rating in connection with the Securitisation in relation to any consent or approval sought of it by the Obligors' Agent or any Obligor under any Finance Document; and/or

(b)
refuse or withhold any such consent or approval if the grant of the approval or consent would or could reasonably be expected to prejudice the rating (or prospective rating) of any notes issued (or to be issued) in connection with the Securitisation, and none of the Agent or the Security Agent shall be deemed to be acting unreasonably or in bad faith in so doing.

38.6	Excluded Commitments
If any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document or any other vote of Lenders under the terms of this Agreement within 15 Business Days of that request being made (unless, the Company and the Agent agree to a longer time period in relation to any request):

(i)
its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the relevant Facilities when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

38.7	Replacement of Lender

(a)
If any Lender becomes a Non-Consenting Lender (as defined in paragraph (d) below), then the Company may, on 10 Business Days’ prior written notice to the Agent and such Lender, replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) transfer pursuant to Clause 25 (Changes to Finance Parties) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a Replacement Lender) selected by the Company and which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 25 (Changes to Finance Parties) for a purchase price in cash payable at the time of transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest (to the extent that the Agent has not given a notification under Clause 25.9 (Pro rata interest settlement)), Break Costs and other amounts payable (including without limitation any prepayment fees) in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this Clause 38.7 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent or Security Agent;

(ii)	neither the Agent nor the Lender shall have an obligation to the Company to find a Replacement Lender;

(iii)	in the event of a replacement of a Non-Consenting Lender such replacement must take place not later than 10 Business Days after the date on which that Lender is deemed a Non-Consenting Lender;

(iv)	in no event shall the Lender replaced under this Clause 38.7 be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and

(v)
the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.

(c)
A Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

(d)	In the event that:

(i)
the Company or the Agent (at the request of the Company) has requested the Majority Lenders or all the Lenders to give a consent in relation to, or to agree to a waiver or amendment of, any provisions of the Finance Documents;

(ii)	the consent, waiver or amendment in question requires the approval of the Majority Lender or all the Lenders; and

(iii)	the Majority Lenders have consented or agreed to such waiver or amendment, then any Lender who does not and continues not to consent or agree to such waiver or amendment shall be deemed a Non-Consenting Lender.

38.8	Disenfranchisement of Defaulting Lenders

(a)	For so long as a Defaulting Lender has any Available Commitment, in ascertaining:

(i)	the Majority Lenders; or

(ii)	whether:

(A)	any given percentage (including, for the avoidance of doubt, unanimity) of the Total Commitments under the relevant Facilities; or

(B)	the agreement of any specified group of Lenders,
has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents, that Defaulting Lender's Commitments under the relevant Facilities will be reduced by the amount of its Available Commitments under the relevant Facilities and, to the extent that that reduction results in that Defaulting Lender's Total Commitments being zero, that Defaulting Lender shall be deemed not to be a Lender for the purposes of paragraphs (i) and (ii) above.

(b)	For the purposes of this Clause 38.8, the Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified the Agent that it has become a Defaulting Lender;

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b), (c) of the definition of Defaulting Lender has occurred, unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Agent) or the Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

38.9	Replacement of a Defaulting Lender

(a)
The Company may, at any time a Lender has become and continues to be a Defaulting Lender, by giving 5 Business Days' prior written notice to the Agent and such Lender replace such Lender by requiring such Lender to (and, to the extent permitted by law, such Lender shall) assign or transfer pursuant to Clause 25 (Changes to Finance Parties) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (a Replacement Lender) selected by the Company, which confirms its willingness to assume and does assume (in case of a transfer by way of assignment, assumption and release) all the obligations, or all the relevant obligations, of the transferring Lender in accordance with Clause 25 (Changes to Finance Parties) for a purchase price in cash payable at the time of assignment or transfer which is either:

(i)
in an amount equal to the outstanding principal amount of such Lender's participation in the outstanding Utilisations and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents; or

(ii)	in an amount agreed between that Defaulting Lender, the Replacement Lender and the Company and which does not exceed the amount described in paragraph (i) above.]

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause 38.9 shall be subject to the following conditions:

(i)	the Company shall have no right to replace the Agent or Security Agent;

(ii)	neither the Agent nor the Defaulting Lender shall have any obligation to the Company to find a Replacement Lender;

(iii)	the transfer must take place no later than 5 Business Days after the notice referred to in paragraph (a) above;

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Defaulting Lender pursuant to the Finance Documents; and

(v)
the Defaulting Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to that transfer to the Replacement Lender.

(c)
The Defaulting Lender shall perform the checks described in paragraph (b)(v) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Agent and the Company when it is satisfied that it has complied with those checks.

39.	CONFIDENTIALITY

39.1	Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 39.2 (Disclosure of Confidential Information).

39.2	Disclosure of Confidential Information
Any Finance Party may disclose:

(a)
to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom sub-paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 27.15 (Relationship with the Finance Parties));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in subparagraph (i) or (ii) above;

(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 25.8 (Security over Lenders' rights);

(viii)
to be provided to, or included in any information or materials prepared for the primary purpose of disclosure to, any person who is an investor or potential investor in any securitisation of that Finance Party's rights or obligations under the Finance Documents;

(ix)	to any person who is an agent or trustee of that Finance Party or in respect of a securitisation and any agent of or professional and financial advisor to, that person;

(x)	who is a Party, a member of the Group or any related entity of an Obligor; or

(xi)	with the consent of the Obligors' Agent,
in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to subparagraphs (i), (ii) and (iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)
in relation to subparagraph (iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; and

(C)
in relation to subparagraphs (v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the Loan Market Association Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Obligors' Agent and the relevant Finance Party; and

(d)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

39.3	Entire agreement
This Clause 39 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

39.4	Inside information
Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

39.5	Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Obligors' Agent:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 39.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 39.

39.6	Continuing obligations
The obligations in this Clause 39 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 Months from the earlier of:

(a)
the date on which all amounts payable by the Obligors under or in connection with the Finance Documents have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

40.	COUNTERPARTS
Each Finance Document (other than any Transaction Security Document governed by the law of Scotland) may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

41.	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

42.	ENFORCEMENT

42.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or the consequences of its nullity or any non-contractual obligations arising out of or in connection with this Agreement) (a Dispute).

(b)	Each Obligor agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor shall argue to the contrary.

(c)
Notwithstanding paragraph (a)(a), any Finance Party may take proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Finance Parties may take concurrent proceedings in any number of jurisdictions.

42.2	Service of process
Each Obligor (other than an English Obligor) agrees that the documents which start any proceedings in relation to any Finance Document, and any other documents required to be served in connection with those proceedings, may be served on it by being delivered to NorthStar Asset Management UK, or to such other address in England and Wales as each such Obligor may specify by notice in writing to the Agent. Nothing in this paragraph shall affect the right of any Finance Party to serve process in any other manner permitted by law. This Clause applies to proceedings in England and proceedings elsewhere.
THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
ORIGINAL PARTIES
PART 1
FACILITY A BORROWERS

Facility A Borrowers	Registered Number	Jurisdiction
Trias GER Immermannstraße – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192539
	B 192539	Luxembourg
Trias GER Kirchheide – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192579
	B 192579	Luxembourg
Trias GER Münsterstrasse – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192544
	B 192544	Luxembourg
Trias GER Uhlandstrasse – T S.à.r.l, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192581
	B 192581	Luxembourg
Trias GER Rather Strasse – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192630
	B 192630	Luxembourg
Trias GER Stuttgart – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192583
	B 192583	Luxembourg

Facility A Borrowers	Registered Number	Jurisdiction
Trias GER Ludwigstrasse – T S.à.r.l, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192548
	B 192548	Luxembourg
Trias GER Bunte Kuh – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192584
	B 192584	Luxembourg
Trias GER Kaygasse – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192561
	B 192561	Luxembourg
Trias GER Pferdemarkt – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192585
	B 192585	Luxembourg
Trias GER Bottrop – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192563
	B 192563	Luxembourg
Trias GER Munich Airport T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192586
	B 192586	Luxembourg
Trias GER Holzwickede – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192569
	B 192569	Luxembourg

Facility A Borrowers	Registered Number	Jurisdiction
Trias GER Ibis Berlin – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192597
	B 192597	Luxembourg
Trias GER Münster – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192568
	B 192568	Luxembourg
Trias GER IC Berlin – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192631
	B 192631	Luxembourg
Trias GER Werl – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192577
	B 192577	Luxembourg
Trias GER Parexel – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192593
	B 192593	Luxembourg
Trias NLD Rijswijk – T, BV	62583247	Netherlands
Trias NLD De Meern – T, BV	62583514	Netherlands

PART 2
FACILITY C BORROWERS

Facility C Borrowers	Registered Number	Jurisdiction
Trias UK Delta – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194335
	B 194335	Luxembourg
Trias UK Gemini – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194339
	B 194339	Luxembourg
Trias UK Edinburgh – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194364
	B 194364	Luxembourg
Trias UK Sherard – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194345
	B 194345	Luxembourg
Trias UK Centrium 1 – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194350
	B 194350	Luxembourg
Trias UK The Building – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15.000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B194373
	B 194373	Luxembourg

ORIGINAL GUARANTORS

Original Guarantors	Registered Number	Jurisdiction
Trias Holdco C - T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192534
	B 192534	Luxembourg
Trias Pool I – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 193460
	B 193460	Luxembourg
Trias Pool III – T S.à r.l., private limited liability company (société à responsabilité limitée)incorporated and existing under the laws of Luxembourg, with a share capital of € 12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194829
	B 194829	Luxembourg
Trias Pool III – TGP S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12.500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, in the course of being registered with the Luxembourg trade and companies register
	in the course of being registered	Luxembourg
Trias Pool III – TLP S.C.A., a partnership limited by shares (société en commandite par actions) incorporated and existing under the laws of Luxembourg, with a share capital of € 31,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, in the course of being registered with the Luxembourg trade and companies register
	in the course of being registered	Luxembourg
Trias Pool VI – T S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194833
	B 194833	Luxembourg
Trias Pool VIII – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194842
	B 194842	Luxembourg

Original Guarantors	Registered Number	Jurisdiction
Trias GER Immermannstraße – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192539
	B 192539	Luxembourg
Trias GER Kirchheide – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192579
	B 192579	Luxembourg
Trias GER Münsterstrasse – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192544
	B 192544	Luxembourg
Trias GER Uhlandstrasse – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192581
	B 192581	Luxembourg
Trias GER Rather Strasse – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192630
	B 192630	Luxembourg
Trias GER Stuttgart – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192583
	B 192583	Luxembourg
Trias GER Ludwigstrasse – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192548
	B 192548	Luxembourg

Original Guarantors	Registered Number	Jurisdiction
Trias GER Bunte Kuh – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192584
	B 192584	Luxembourg
Trias GER Kaygasse – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192561
	B 192561	Luxembourg
Trias GER Pferdemarkt – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192585
	B 192585	Luxembourg
Trias GER Bottrop – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192563
	B 192563	Luxembourg
Trias GER Munich Airport T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192586
	B 192586	Luxembourg
Trias GER Holzwickede – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192569
	B 192569	Luxembourg
Trias GER Ibis Berlin – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192597
	B 192597	Luxembourg

Original Guarantors	Registered Number	Jurisdiction
Trias GER Münster – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192568
	B 192568	Luxembourg
Trias GER IC Berlin – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192631
	B 192631	Luxembourg
Trias GER Werl – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192577
	B 192577	Luxembourg
Trias GER Parexel – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of €12,500, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 192593
	B 192593	Luxembourg
Trias UK Delta – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194335
	B 194335	Luxembourg
Trias UK Gemini – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194339
	B 194339	Luxembourg
Trias UK Edinburgh – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194364
	B 194364	Luxembourg

Original Guarantors	Registered Number	Jurisdiction
Trias UK Sherard – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194345
	B 194345	Luxembourg
Trias UK Centrium 1 – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B 194350
	B 194350	Luxembourg
Trias UK The Building – T S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, with a share capital of GBP15,000, with its registered office at 6A, route de Trèves, L-2633 Senningerberg, being registered with the Luxembourg trade and companies register under number B194373
	B194373	Luxembourg
Trias NLD Rijswijk – T, BV	62583247	Netherlands
Trias NLD De Meern – T, BV	62583514	Netherlands

PART 4
ORIGINAL LENDERS

Name of Original Lender	Facility A Commitment (EUR)	Facility B Commitment (EUR)	Facility C Commitment (GBP)
GE Real Estate Loans Limited as original facility A lender (the Original Facility A Lender)	€128,003,781	n/a
GE Real Estate Loans Limited as original facility B lender (the Original Facility B Lender)	n/a	€72,386,694	n/a
GE Real Estate Loans Limited as original facility C lender (the Original Facility C Lender)	n/a	n/a	26,080,076

Name of Original Lender	French Facility A Commitment (EUR)	French Facility B Commitment (EUR)	French Facility C Commitment (EUR)	French Facility D Commitment (EUR)
Trias Pool III – TLP S.C.A. as original French facility lender (the Original French Facility Lender)	25,294,694	7,992,000	30,100,000	9,000,000

SCHEDULE 2
THE PROPERTIES
PART 1
DUTCH PROPERTIES

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (€)
1.	Rijnzathe 12, 3454PV De Meern, The Netherlands	Freehold	Trias NLD De Meern - T B.V.	2,400,000
2.	Rijswijk (ZH), Laan van Hoornwijck 55/65, 2289 DG	Freehold	Trias NLD Rijswijk - T B.V.	2,956,770

PART 2
ENGLISH PROPERTIES

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (£)
1.	The Sherard Building, Oxford Science Park, Grenoble Road, Sandford On Thames, Oxford	Leasehold	Trias UK Sherard - T S.à r.l.	5,214,090
2.	920 Aztec West, Almondsbury, Bristol BS32 4SR	Freehold	Trias UK Gemini - T S.à r.l.	3,967,795
3.	578/586 Chiswick High Road, Chiswick W4 5RP	Freehold	Trias UK The Building - T S.à r.l.	6,857,228
4.	1 Centrium Business Park, Griffiths Way, St Albans AL1 2RD	Freehold	Trias UK Centrium 1 - T S.à r.l.	3,179,323

PART 3
SCOTTISH PROPERTY

No.	Property address and registered title number(s) (if applicable)	Owner	Allocated Loan Amount (£)
1.	Delta House, 46-54 West Nile Street, Glasgow G1 2NP	Trias UK Delta - T S.à r.l.	4,133,120
2.	3 Lochside View, Edinburgh, EH12 9DH	Trias UK Edinburgh - T S.à r.l.	2,728,520

PART 4
FRENCH PROPERTIES

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (€)
1.	58 avenue Marceau and 23/25 rue de Bassano, 75008 Paris	Freehold	SAS 58 Avenue Marceau	30,100,000
2.	20/22 rue Joubert and 98 bis rue de la Victoire, 75009 Paris	Freehold (Co-Ownership)	SAS 20 rue Joubert	7,992,000
3.	Moimont II Industrial Zone (Zone d'activités de Moimont II), 95670 Marly-la-Ville	Freehold	SCI Trias FRA Marly - T	25,294,694
4.	121 rue d'Alésia, 75014 Paris	Freehold (Volume Division)	SAS 121 Rue d'Alésia	9,000,000

PART 5
GERMAN PROPERTIES

No.	Property address and registered title number(s) (if applicable)	Freehold/ Leasehold	Land Register Details	Owner	Allocated Loan Amount (€)
1.	Am Bahnhof Westend 3 and 15, 14059 Berlin	Freehold	Land register of Stadt Charlottenburg at the local court of Charlottenburg, folios 44790 and 8414, sub-district 4, land parcels 1182, 1185, 1194, 2689/13 and 1193	Trias GER Parexel - T S.à r.l.	27,215,005
2.	Münsterstraße 261, 40470 Düsseldorf	Freehold	Land register of Derendorf at the local court of Düsseldorf, folio 6940, sub-district 9, land parcel 80	Trias GER Münsterstrasse - T S.à r.l.	2,168,298
3.	Eichenstraße 11a – 11d, 81375 Munich	Freehold	Land register of Oberding at the local court of Erding, folio 4438, land parcel 5469/2	Trias GER Munich Airport - T S.à r.l.	3,000,000
4.	Rather Straße 49 d, 40476 Düsseldorf	Freehold	Land register of Derendorf at the local court of Düsseldorf, folio 21694, sub-district 4, land parcel 171	Trias GER Rather Strasse - T S.à r.l.	4,826,212
5.	Brückenstraße 6, Ludwigstr. 2, 6, 50667 Cologne	Freehold	Land register of Cologne at the local court of Cologne, folio 2731, sub-district 19, land parcels 1119, 1078 and 1118	Trias GER Ludwigstrasse - T S.à r.l.	17,231,931
6.	Konrad-Adenauer-Allee 2, Am Bahnhof, 27472 Cuxhaven	Freehold	Land register of Cuxhaven at the local court of Cuxhaven, folio 6074, sub-district 2, land parcels 243/2, 243/5, 257/2, 257/4, 258/3, 258/5, 259, 261/12 and sub-district 3, land parcels 1/40, 1/50 and 1/52	Trias GER Cuxhaven - T S.à r.l.	14,434,127

7.	Uhlandstraße 2, Sonnemannstraße 6, Oskar-von-Miller-Straße 20, 24, 26, 28, 60314 Frankfurt am Main	Freehold re land parcel 12/10 Joint condominium ownership (1/2 co-ownership share of 40/10,000 condominium share regarding parking spaces nos. 13 and 14), registered in folios 1725 and 1726 Joint condominium ownership (1/4 co-ownership share of 80/10,000 condominium share regarding parking spaces nos. 36, 37, 42, 44 and 1/2 co-ownership share of 20/10,000 condominium share regarding parking space no. 38), registered in folios 1679-1681, 1685 and 1687	Land register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folio 1620, sub-district 170, land parcel 12/10 Co-ownership register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folios 1726 and 1725, sub-district 172, land parcel 2/22 Co-ownership register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folio 1679-1681, 1685 and 1687, sub-district 172, land parcel 2/13	Trias GER Uhlandstrasse - T S.à r.l.	10,428,180
8.	Robert-Bosch-Straße 2, 59439 Holzwickede	Freehold	Land register of Holzwickede at the local court of Unna, folio 5813, sub-district 3, land parcels 1111 and 1118	Trias GER Holzwickede - T S.à r.l.	2,816,880
9.	Birkenwaldstraße 149, 70191 Stuttgart	Freehold	Land register of Stuttgart at the local court of Stuttgart, folio 22178, sub-district 2708, land parcels 8801/18 and 8807/12	Trias GER Stuttgart - T S.à r.l.	2,570,424
10.	Korvettenstraße 69, 71, 73, 75, 23558 Lübeck	Freehold	Land register of Lübeck at the local court of Lübeck, folios 79242 and 8319, sub-district 19, land parcels 38, 40, 15/81 and 16/29	Trias GER Bunte Kuh - T S.à r.l.	1,260,000

11.	Brandenburgische Straße 11, 10713 Berlin	Freehold	Land register of Berlin-Wilmersdorf at the local court of Charlottenburg, folio 4640, sub-district 3, land parcel 178/22	Trias GER Ibis Berlin - T S.à r.l.	7,185,270
12.	Am Seegraben 2, 12526 Berlin	Freehold	Land register of Schönefeld at the local court of Königs-Wusterhausen, folio 2406, sub-district 2, land parcel 1359	Trias GER IC Berlin - T S.à r.l.	12,017,841
13.	Immermannstraße 15, 40210 Düsseldorf	Freehold	Land register of Pempelfort at the local court of Düsseldorf, folio 5582A, sub-district 6, land parcel 216	Trias GER Immermannstrasse-T S.à r.l.	3,840,622
14.	Kaygasse, 50676 Köln	Freehold	Land register of Cologne at the local court of Cologne, folio 41630, sub-district 9, land parcel 1655	Trias GER Kaygasse - T S.à r.l.	2,746,340
15.	Nevinghoff 8 and 10, 48147 Münster	Freehold	Land register of Münster at the local court of Münster, folios 28425 and 28426, sub-district 121, land parcels 58 and 59	Trias GER Münster - T S.à r.l.	4,731,633
16.	Neuer Markt 9, 10, 11, 12, 13, 59457 Werl	Partial Ownership	Co-ownership register of Werl at the local court of Werl, folio 5403, sub-district 37, land parcels 572, 24, 573 and 571	Trias GER Werl - T S.à r.l.	1,570,586
17.	Osterfelder Straße 9, 9A-C, Böckenhoffstraße 10A, 46236 Bottrop	Freehold	Land register of Bottrop at the local court of Bottrop, folio 3371, sub-district 72, land parcel 128	Trias GER Bottrop - T S.à r.l.	2,880,467
18.	Kirchheide 39-42, 28757 Bremen	Freehold	Land register of Vegesack at the local court of Bremen-Blumenthal, folio 1537, sub-district 1, land parcels 255/9 and 255/13	Trias GER Kirchheide - T S.à r.l.	769,396

19.	Pferdemarkt 6, 8 and Marlesgrube 9, 11, 13, 15, 23552 Lübeck	Freehold (Pferdemarkt) Partial Ownership (Marlesgrube 9, 11, 13, 15)	Land register of Lübeck at the local court of Lübeck, folio 6184, sub-district 54, land parcels 58/9, 59/2 and 60/2 Co-ownership register of Lübeck at the local court of Lübeck, folio 40779, sub-district 54, land parcel 48/5	Trias GER Pferdemarkt - T S.à r.l.	953,797

PART 6
ORIGINAL PROPERTIES
Dutch Properties

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (€)
1.	Rijnzathe 12, 3454PV De Meern, The Netherlands	Freehold	Trias NLD De Meern - T B.V.	2,400,000
2.	Rijswijk (ZH), Laan van Hoornwijck 55/65, 2289 DG	Freehold	Trias NLD Rijswijk - T B.V.	2,956,770
English Properties

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (£)
1.	The Sherard Building, Oxford Science Park, Grenoble Road, Sandford On Thames, Oxford	Leasehold	Trias UK Sherard - T S.à r.l.	5,214,090
2.	920 Aztec West, Almondsbury, Bristol BS32 4SR	Freehold	Trias UK Gemini - T S.à r.l.	3,967,795
3.	578/586 Chiswick High Road, Chiswick W4 5RP	Freehold	Trias UK The Building - T S.à r.l.	6,857,228
4.	1 Centrium Business Park, Griffiths Way, St Albans AL1 2RD	Freehold	Trias UK Centrium 1 - T S.à r.l.	3,179,323
Scottish Property

No.	Property address and registered title number(s) (if applicable)	Owner	Allocated Loan Amount (£)
1.	Delta House, 46-54 West Nile Street, Glasgow G1 2NP	Trias UK Delta - T S.à r.l.	4,133,120
2.	3 Lochside View, Edinburgh, EH12 9DH	Trias UK Edinburgh - T S.à r.l.	2,728,520

French Properties

No.	Property address and registered title number(s) (if applicable)	Freehold/Leasehold	Owner	Allocated Loan Amount (€)
1.	58 avenue Marceau and 23/25 rue de Bassano, 75008 Paris	Freehold	SAS 58 Avenue Marceau	30,100,000
2.	20/22 rue Joubert and 98 bis rue de la Victoire, 75009 Paris	Freehold (Co-Ownership)	SAS 20 rue Joubert	7,992,000
3.	Moimont II Industrial Zone (Zone d'activités de Moimont II), 95670 Marly-la-Ville	Freehold	SCI Trias FRA Marly - T	25,294,694
4.	121 rue d'Alésia, 75014 Paris	Freehold (Volume Division)	SAS 121 Rue d'Alésia	9,000,000
German Properties

No.	Property address and registered title number(s) (if applicable)	Freehold/ Leasehold	Land Register Details	Owner	Allocated Loan Amount (€)
1.	Am Bahnhof Westend 3 and 15, 14059 Berlin	Freehold	Land register of Stadt Charlottenburg at the local court of Charlottenburg, folios 44790 and 8414, sub-district 4, land parcels 1182, 1185, 1194, 2689/13 and 1193	Trias GER Parexel - T S.à r.l.	27,215,005
2.	Münsterstraße 261, 40470 Düsseldorf	Freehold	Land register of Derendorf at the local court of Düsseldorf, folio 6940, sub-district 9, land parcel 80	Trias GER Münsterstrasse - T S.à r.l.	2,168,298
3.	Eichenstraße 11a – 11d, 81375 Munich	Freehold	Land register of Oberding at the local court of Erding, folio 4438, land parcel 5469/2	Trias GER Munich Airport - T S.à r.l.	3,000,000
4.	Rather Straße 49 d, 40476 Düsseldorf	Freehold	Land register of Derendorf at the local court of Düsseldorf, folio 21694, sub-district 4, land parcel 171	Trias GER Rather Strasse - T S.à r.l.	4,826,212
5.	Brückenstraße 6, Ludwigstr. 2, 6, 50667 Cologne	Freehold	Land register of Cologne at the local court of Cologne, folio 2731, sub-district 19, land parcels 1119, 1078 and 1118	Trias GER Ludwigstrasse - T S.à r.l.	17,231,931

6.	Uhlandstraße 2, Sonnemannstraße 6, Oskar-von-Miller-Straße 20, 24, 26, 28, 60314 Frankfurt am Main	Freehold re land parcel 12/10 Joint condominium ownership (1/2 co-ownership share of 40/10,000 condominium share regarding parking spaces nos. 13 and 14), registered in folios 1725 and 1726 Joint condominium ownership (1/4 co-ownership share of 80/10,000 condominium share regarding parking spaces nos. 36, 37, 42, 44 and 1/2 co-ownership share of 20/10,000 condominium share regarding parking space no. 38), registered in folios 1679-1681, 1685 and 1687	Land register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folio 1620, sub-district 170, land parcel 12/10 Co-ownership register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folios 1726 and 1725, sub-district 172, land parcel 2/22 Co-ownership register of Frankfurt Bezirk 14 at the local court of Frankfurt am Main, folio 1679-1681, 1685 and 1687, sub-district 172, land parcel 2/13	Trias GER Uhlandstrasse - T S.à r.l.	10,428,180
7.	Robert-Bosch-Straße 2, 59439 Holzwickede	Freehold	Land register of Holzwickede at the local court of Unna, folio 5813, sub-district 3, land parcels 1111 and 1118	Trias GER Holzwickede - T S.à r.l.	2,816,880
8.	Birkenwaldstraße 149, 70191 Stuttgart	Freehold	Land register of Stuttgart at the local court of Stuttgart, folio 22178, sub-district 2708, land parcels 8801/18 and 8807/12	Trias GER Stuttgart - T S.à r.l.	2,570,424
9.	Korvettenstraße 69, 71, 73, 75, 23558 Lübeck	Freehold	Land register of Lübeck at the local court of Lübeck, folios 79242 and 8319, sub-district 19, land parcels 38, 40, 15/81 and 16/29	Trias GER Bunte Kuh - T S.à r.l.	1,260,000

10.	Brandenburgische Straße 11, 10713 Berlin	Freehold	Land register of Berlin-Wilmersdorf at the local court of Charlottenburg, folio 4640, sub-district 3, land parcel 178/22	Trias GER Ibis Berlin - T S.à r.l.	7,185,270
11.	Am Seegraben 2, 12526 Berlin	Freehold	Land register of Schönefeld at the local court of Königs-Wusterhausen, folio 2406, sub-district 2, land parcel 1359	Trias GER IC Berlin - T S.à r.l.	12,017,841
12.	Immermannstraße 15, 40210 Düsseldorf	Freehold	Land register of Pempelfort at the local court of Düsseldorf, folio 5582A, sub-district 6, land parcel 216	Trias GER Immermannstrasse-T S.à r.l.	3,840,622
13.	Kaygasse, 50676 Köln	Freehold	Land register of Cologne at the local court of Cologne, folio 41630, sub-district 9, land parcel 1655	Trias GER Kaygasse - T S.à r.l.	2,746,340
14.	Nevinghoff 8 and 10, 48147 Münster	Freehold	Land register of Münster at the local court of Münster, folios 28425 and 28426, sub-district 121, land parcels 58 and 59	Trias GER Münster - T S.à r.l.	4,731,633
15.	Neuer Markt 9, 10, 11, 12, 13, 59457 Werl	Partial Ownership	Co-ownership register of Werl at the local court of Werl, folio 5403, sub-district 37, land parcels 572, 24, 573 and 571	Trias GER Werl - T S.à r.l.	1,570,586
16.	Osterfelder Straße 9, 9A-C, Böckenhoffstraße 10A, 46236 Bottrop	Freehold	Land register of Bottrop at the local court of Bottrop, folio 3371, sub-district 72, land parcel 128	Trias GER Bottrop - T S.à r.l.	2,880,467
17.	Kirchheide 39-42, 28757 Bremen	Freehold	Land register of Vegesack at the local court of Bremen-Blumenthal, folio 1537, sub-district 1, land parcels 255/9 and 255/13	Trias GER Kirchheide - T S.à r.l.	769,396

18.	Pferdemarkt 6, 8 and Marlesgrube 9, 11, 13, 15, 23552 Lübeck	Freehold (Pferdemarkt) Partial Ownership (Marlesgrube 9, 11, 13, 15)	Land register of Lübeck at the local court of Lübeck, folio 6184, sub-district 54, land parcels 58/9, 59/2 and 60/2 Co-ownership register of Lübeck at the local court of Lübeck, folio 40779, sub-district 54, land parcel 48/5	Trias GER Pferdemarkt - T S.à r.l.	953,797

SIGNATORIES
The Parent
SIGNED on behalf of TRIAS HOLDCO B – T S.À. R.L.
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

The Company
SIGNED on behalf of TRIAS HOLDCO C-T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

Facility A Borrowers

SIGNED on behalf of TRIAS GER IMMERMANNSTRASSE – T S.À R.L.
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER KIRCHHEIDE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MÜNSTERSTRASSE – T S.À R.L.
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER UHLANDSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER RATHER STRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER STUTTGART – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER LUDWIGSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER BUNTE KUH – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER KAYGASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER PFERDEMARKT – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER BOTTROP – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MUNICH AIRPORT T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER HOLZWICKEDE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER IBIS BERLIN – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MÜNSTER – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER IC BERLIN – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER WERL – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER PAREXEL – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS NLD RIJSWIJK – T, BV by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS NLD DE MEERN – T, BV by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

Facility B Borrower
SIGNED on behalf of TRIAS POOL III – TLP S.C.A. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

Facility C Borrowers
SIGNED on behalf of TRIAS UK DELTA – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK GEMINI – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK EDINBURGH – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK SHERARD – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK CENTRIUM 1 – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK THE BUILDING – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

Original Guarantors
SIGNED on behalf of TRIAS HOLDCO C - T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL I – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL III – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL III – TGP S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL III – TLP S.C.A. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL VI – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS POOL VIII – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER IMMERMANNSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER KIRCHHEIDE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MÜNSTERSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER UHLANDSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER RATHER STRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER STUTTGART – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER LUDWIGSTRASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER BUNTE KUH – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER KAYGASSE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER PFERDEMARKT – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER BOTTROP – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MUNICH AIRPORT T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER HOLZWICKEDE – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER IBIS BERLIN – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER MÜNSTER – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER IC BERLIN – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER WERL – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS GER PAREXEL – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK DELTA – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK GEMINI – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK EDINBURGH – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK SHERARD – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK CENTRIUM 1 – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS UK THE BUILDING – T S.À R.L. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS NLD RIJSWIJK – T, BV by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

SIGNED on behalf of TRIAS NLD DE MEERN – T, BV by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

Arranger
For and on behalf of GE REAL ESTATE LOANS LIMITED

By: /s/ Randall Leon Hunter            Randall Leon Hunter
Director

Address:    The Ark, 201 Talgarth Road, London, W6 8BJ
Fax:
Tel:    +44 (0) 207 302 6261
Email:    tal.levari@ge.com
Att:     Tal Lev Ari Fink

Original Lenders
SIGNED on behalf of GE REAL ESTATE LOANS LIMITED by
/s/ Randall Leon Hunter
Signature of authorised person

Randall Leon Hunter
Director
Name of authorised person

Address:    The Ark, 201 Talgarth Road, London, W6 8BJ
Fax:
Tel:    +44 (0) 207 302 6261
Email:    tal.levari@ge.com
Att:     Tal Lev Ari Fink

SIGNED on behalf of TRIAS POOL III – TLP S.C.A. by
/s/ David Fallick
Signature of authorised person
David Fallick
Name of authorised person
Address: 6A Route de Treves, L-2633 Senningerberg
Fax: +352 24 611904
Tel: +352 26 94 06255
Email: dfallick@nsamgroup.eu
Att:

The Agent
SIGNED on behalf of CBRE LOAN SERVICING LIMITED

By:    /s/ Gerard Nation    Gerard Nation        /s/ Piotr Tokarski    Piotr Tokarski
Senior Director                    Director

Address:        c/o Henrietta House, Henrietta Place, London W1G 0NB
Fax:    +44 (0) 20 7182 2198
Tel:    +44 (0) 20 7182 2967/ 2937
Email:    Gerard.nation@cbre.com; Maike.baudisch@cbre.com
Att:     Gerard Nation/ Maike Baudisch

Security Agent
SIGNED on behalf of CBRE LOAN SERVICING GMBH

By:    /s/ Clarence Dixon    Clarence Dixon
Executive Director

Address:    c/o CBRE Loan Servicing Limited
Henrietta House, Henrietta Place, London W1G 0NB
Fax:    +44 (0) 20 7182 2198
Tel:    +44 (0) 20 7182 2967/ 2937
Email:    Gerard.nation@cbre.com; Maike.baudisch@cbre.com
Att:     Gerard Nation/ Maike Baudisch

/s/ Gerard Nation

Gerard Nation
Senior Director

(Witness)